EXHIBIT 10.27

PURCHASE AND SALE AGREEMENT
2000 and 2100 Seaport Boulevard in the City of Redwood City, County of San Mateo, State of California
SELLER:
VII PACIFIC SHORES INVESTORS, L.L.C.,
a Delaware limited liability company
BUYER:
INFORMATICA CORPORATION,
a Delaware corporation

November 17, 2011

PURCHASE AND SALE AGREEMENT
2000 and 2100 Seaport Boulevard in the City of Redwood City,
County of San Mateo, State of California
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of November 17, 2011 (the “Effective Date”), by and among VII PACIFIC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”); and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
R E C I T A L S
Seller is the owner of the Property (as defined below) and Seller desires to sell, and Buyer desires to purchase the Property upon and subject to the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the respective promises contained in this Agreement, Buyer and Seller agree as follows:
A G R E E M E N T S
1.Purchase and Sale; Reservation; Definitions
A.Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interest in and to the Property.
B.Reservation. Seller hereby reserves the Seller's Proprietary Materials (as hereinafter defined), and Buyer hereby acknowledges that the Seller's Proprietary Materials will be reserved by Seller at Closing (as hereinafter defined).
C.Certain Definitions. As used herein, the following terms shall have the following meanings:
(1)“Property” means all of Seller's right, title and interest in and to the following, collectively:
(a)the land (the “Land”) located at 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California, as more particularly described in Exhibit D attached hereto;
(b)all improvements, structures and fixtures located upon the Land (the “Improvements”) ;
(c)all rights, entitlements, privileges and easements appurtenant to the Land and Improvements, including, without limitation, air rights, water rights and any other easements, rights-of-way or appurtenances used in connection with the beneficial use or enjoyment of the Land and Improvements (the “Appurtenances”; the Land, the Improvements and the Appurtenances are sometimes hereinafter collectively referred to as the “Real Property”);
(d)all tangible personal property (the “Personal Property”) owned by Seller and located on and used solely in connection with the management, operation or repair of the Real Property, other than that owned by tenants, the property manager and any other third parties;
(e)the interest of the “Lessor” in and to all Tenant Leases (as hereinafter defined);
(f)all contracts that affect solely the Property (the “Property Contracts”) set forth on Exhibit E attached hereto that Buyer has hereby expressly elected to assume at Closing as specifically noted on Exhibit E attached hereto;
(g)all contracts that affect the Property and any other property within the Pacific Shores Center complex (the “Project Contracts” and collectively with the Property Contracts, the “Contracts”) set forth on Exhibit E attached hereto that Buyer has hereby expressly elected to assume at Closing as specifically noted on Exhibit E attached hereto, provided, however, that any such Project Contract Buyer has elected to assume shall be modified and amended by Seller so that at Closing a separate contract applicable to the Property only (and not any other portion of the Pacific Shores Center complex) is assignable to Buyer, and for purposes of this Agreement, only such separate contract applicable to the Property only shall be included in the definition of “Property” hereunder;
(h)the plans, permits, licenses and warranties held solely for use in connection with all or any portion of the Improvements or the Personal Property, including, without limitation, warranties and guaranties received by Seller from any contractors or suppliers of improvements or equipment, and certificates of occupancy and other similar permits and licenses relating to the use and operation of the Real Property (the foregoing items together with the Property Contracts being the “Intangible Property”); and
(i)all rights allocable to the Improvements or otherwise to the Property under the that certain Declaration of Covenants, Conditions, Restrictions, Easements and Charges for Commercial Planned Development recorded in the official records of San Mateo County (“Official Records”) on July 21, 2000 as instrument number 2000-0891222, as amended by that certain First Amendment to Declaration of Covenants, Conditions, Restrictions, Easements and Charges for Commercial Planned Development recorded in the Official Records on December 7, 2006 as instrument number 2006-185322, and that certain Second Amendment to Declaration of Covenants, Conditions, Restrictions, Easements and Charges for Commercial Planned Development recorded in the Official Records on April 11, 2007 as instrument number 2007-055324 (as so amended, the “Declaration”).
D.Retained Liabilities. At Closing, Seller shall retain all liability for, and Buyer shall not have any obligation or liability concerning the following (collectively, the “Retained Liabilities”):
(1)any liabilities under any Contracts, to the extent such liabilities are due and payable prior to the Closing Date, including, without limitation, the liability for the payment of any amounts due and payable prior to the Closing Date under any Contracts;
(2)any liabilities under the Declaration as owner of the Property to the extent such liabilities are due and payable prior to the Closing Date, including, without limitation, the liability for the payment of any amounts due and payable prior to the Closing Date under the Declaration as owner of the Property;
(3)any liabilities under the Development Agreement dated October 26, 1998 and recorded August 6, 1999 in the Official Records of San Mateo County, California (the “Development Agreement”), excluding any expenses or other liabilities under the Declaration that are described or referenced in, or defined by reference to, the Development Agreement (including but not limited to obligations under Section 9.20 of the Declaration), provided, however, that neither Seller nor Buyer is hereby asserting that there are now or hereafter any liabilities under the Development Agreement other any liabilities under the Declaration that are described or referenced in, or defined by reference to, the Development Agreement;
(4)any claim for personal injury or property damage which is based on any event that occurred prior to the Closing Date either at the Real Property or in connection with the Property;
(5)any damages (including costs of cleanup, containment or other remediation) arising from or in connection with any environmental, health or safety liabilities arising out of or relating to (i) the ownership or operation of the Property by Seller prior to the Closing Date, or (ii) any bodily injury (including illness, disability and death, regardless of when any bodily injury manifested itself), personal injury, property damage (including trespass, nuisance, wrongful eviction and deprivation of the use of real property) or other damage of or to any person or any assets in any way arising from or allegedly arising from any hazardous activity conducted by Seller with respect to the Property.; and
(6)any pending litigation against Seller or litigation filed against Seller after Closing pertaining to the Retained Liabilities.
Notwithstanding the foregoing or anything to the contrary contained in this Agreement or in any other document contemplated herein or executed in connection herewith, Seller and Buyer hereby acknowledge and agree that in no event shall Seller have any liability or obligation (as a Retained Liability or otherwise) with respect to matters for which the “Lessee” under any Tenant Lease is responsible or liable (including but not limited to any payment or reimbursement obligations of the “Lessee” under the Tenant Leases).
2.Purchase Price
A.The purchase price for the Property shall be One Hundred Fifty-Four Million Two Hundred Ten Thousand One Hundred Twenty Five and No/100 United States Dollars ($154,210,125.00) (the “Purchase Price”), plus or minus prorations and other adjustments as provided herein.
B.Seller hereby acknowledges, without representation or warranty, that Buyer's acquisition of the Property will enable Buyer to terminate the Tenant Leases on or after the Closing Date and in advance of their scheduled expiration, and such ability to terminate the Tenant Leases represents a material inducement to Buyer's agreement to the Purchase Price. Notwithstanding the foregoing or anything to the contrary contained herein, Seller and Buyer hereby acknowledge and agree that all liabilities and obligations under the Tenant Leases between Seller, as “Lessor” thereunder, and Buyer, as “Lessee” thereunder, which liabilities and obligations accrued or otherwise pertain to periods prior to the Closing Date (including, without limitation the provisions of Section 4.05 of the Tenant Leases, relating to adjustments to tax and expense pass-throughs and reimbursements relating to any period prior to the Closing Date), shall survive any termination by Buyer of the applicable Tenant Lease on or after the Closing Date.

3.Payment of Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:
A.Deposit.
(1)Deposit. Within one (1) business day after the mutual execution of this Agreement, Buyer will deliver to First American Title Insurance Company (the “Title Company”), 1737 N. First Street, Suite 500, San Jose, California 95112, Attention: Ms. Dian L. Blair (pursuant to wiring instructions provided to Buyer) a wire transfer of immediately available federal funds, in the amount of Seven Million Six Hundred Twenty Thousand Five Hundred Six and 25/100 United States Dollars ($7,620,506.25) as an earnest money deposit (which amount, together with the interest earned on such amount, is referred to in this Agreement as the “Deposit”). The Deposit shall be invested and held by the Title Company in accordance with the terms of Section 3C below and the terms of a separate deposit escrow agreement in the form of Exhibit F attached hereto and dated as of the Effective Date by and among Buyer, Seller and the Title Company (the “Deposit Escrow Agreement”) which shall be executed by Buyer and Seller and delivered to the Title Company (along with an executed copy of this Agreement) on the Effective Date.
(2)Independent Consideration. The sum of One Hundred Dollars ($100.00) (the “Independent Consideration”) out of the Deposit is independent of any other consideration provided hereunder, shall be fully earned by Seller upon the Effective Date hereof, and is not refundable to Buyer under any circumstances. Accordingly, if this Agreement is terminated for any reason by either party, the Independent Consideration shall be paid by the Title Company to Seller.
B.Closing Payment. The balance of the Purchase Price, as adjusted by the Deposit and by the adjustments, prorations, credits and allocations of income and expenses provided for in this Agreement, shall be delivered by Buyer to Title Company (to be disbursed by Title Company in accordance with Section 6 hereof) by wire transfer of immediately available funds on or before 10:00 a.m. (Pacific Standard Time) on the Closing Date. Such balance of the Purchase Price, as so adjusted, is herein called the “Closing Payment”. The closing of the transactions contemplated herein (the “Closing”) shall occur on the date (the “Closing Date”) mutually agreed to by Seller and Buyer; provided, however, that if the Closing Date has not occurred on or before December 2, 2011 (the “Outside Closing Date”), then either party shall be permitted to terminate this Agreement effective upon delivery of written notice to the other party and the Title Company, in which case the parties shall have no further rights or obligations hereunder, except those that expressly survive any such termination; further provided, however, that if the failure to effectuate Closing on or before the Outside Closing Date is a result of a material breach by Buyer or Seller of its obligations under this Agreement, the non-breaching party shall be entitled to the remedies available in Section 3C.
C.REMEDIES; DAMAGES.
(1)BUYER AND SELLER RECOGNIZE THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET DURING THE TERM OF THIS AGREEMENT AND THAT IF THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT ARE NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT AFTER THE EXPIRATION OF APPLICABLE NOTICE AND CURE PERIODS, SELLER SHOULD BE COMPENSATED FOR SUCH DETRIMENT. IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF THE DETRIMENT AND, TO AVOID THIS PROBLEM, BUYER AND SELLER AGREE THAT IF THIS TRANSACTION IS NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT AFTER THE EXPIRATION OF APPLICABLE NOTICE AND CURE PERIODS, SELLER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, TO RECOVER FROM BUYER AS LIQUIDATED DAMAGES THE AMOUNT OF THE DEPOSIT (THE PARTIES AGREEING THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES), AND THIS AGREEMENT SHALL BE TERMINATED PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT LIMIT SELLER'S RIGHT TO RECEIVE REIMBURSEMENT FOR REASONABLE ATTORNEYS' FEES PURSUANT TO SECTION 11F OF THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT BUYER'S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT SELLER'S RIGHTS UNDER SUCH INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT BUYER'S OBLIGATIONS TO RETURN OR PROVIDE TO SELLER DOCUMENTS, REPORTS OR OTHER INFORMATION PROVIDED TO OR PREPARED BY OR FOR BUYER PURSUANT TO APPLICABLE PROVISIONS OF THIS AGREEMENT, ALL OF WHICH OBLIGATIONS, INDEMNITIES AND RIGHTS SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. THIS AMOUNT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' GOOD FAITH ESTIMATE OF SELLER'S DAMAGES. THE PARTIES AGREE THAT THE SUM STATED ABOVE AS LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER DAMAGES TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY VIRTUE OF THIS AGREEMENT OR BY OPERATION OF LAW. UPON PAYMENT OR RELEASE OF SUCH AMOUNT, BUYER SHALL BE RELEASED OF ANY OTHER LIABILITY TO SELLER HEREUNDER, EXCEPT AS TO THOSE OBLIGATIONS, AGREEMENTS, AND INDEMNITIES WHICH

EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT, AS PROVIDED IN THIS SECTION OR ELSEWHERE IN THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF APPLICABLE LAW, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389.
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Seller's Initials            Buyer's Initials
(2)IF THE CLOSING DOES NOT OCCUR FOR ANY REASON OTHER THAN BUYER'S OR SELLER'S DEFAULT UNDER THIS AGREEMENT, THEN THIS AGREEMENT SHALL TERMINATE AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS TO EACH OTHER HEREUNDER, EXCEPT FOR (a) THE RIGHT OF BUYER TO THE RETURN OF THE DEPOSIT AND (b) THOSE PROVISIONS OF THIS AGREEMENT WHICH EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT.
(3)IF THE CLOSING FAILS TO OCCUR BECAUSE OF SELLER'S DEFAULT, WHICH SELLER SHALL FAIL TO CURE WITHIN FIFTEEN (15) DAYS OF WRITTEN NOTICE OF SUCH DEFAULT BY BUYER TO SELLER, THEN BUYER MAY ELECT AS ITS SOLE AND EXCLUSIVE REMEDY EITHER TO (a) TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO SELLER, IN WHICH CASE SELLER SHALL BE RESPONSIBLE FOR ALL ESCROW AND OTHER CHARGES TO BE PAID TO THE ESCROW HOLDER AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS TO EACH OTHER HEREUNDER, EXCEPT FOR (i) THE RIGHT OF BUYER TO THE RETURN OF THE DEPOSIT, (ii) THE RIGHT OF BUYER TO RECOVER FROM SELLER ITS ACTUAL OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH ITS DUE DILIGENCE INVESTIGATIONS AND NEGOTIATIONS OF THIS AGREEMENT (INCLUDING REASONABLE ATTORNEYS' FEES), IN ALL EVENTS, HOWEVER, SUCH ACTUAL OUT-OF-POCKET COSTS AND EXPENSES SHALL NOT EXCEED THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($350,000.00) IN THE AGGREGATE, AND (iii) THOSE PROVISIONS OF THIS AGREEMENT WHICH EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT, OR (b) BRING AN ACTION FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT. ANY SUCH CLAIM FOR SPECIFIC PERFORMANCE MUST BE BROUGHT, IF AT ALL, WITHIN NINETY (90) DAYS OF THE ALLEGED DEFAULT. IF SPECIFIC PERFORMANCE IS UNAVAILABLE BECAUSE SELLER EITHER (I) SOLD THE PROPERTY TO A THIRD PARTY OR (II) TOOK AN AFFIRMATIVE ACT WHICH RESULTED IN THE COURT DENYING BUYER THE RIGHT OF SPECIFIC PERFORMANCE, THEN SELLER SHALL PAY BUYER'S DAMAGES FROM SELLER'S BREACH, NOT TO EXCEED IN THE AGGREGATE THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($3,500,000.00), AND SUCH DAMAGES SHALL INCLUDE, WITHOUT LIMITATION, BUYER'S ACTUAL OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH ITS DUE DILIGENCE INVESTIGATIONS AND NEGOTIATIONS OF THIS AGREEMENT (INCLUDING REASONABLE ATTORNEYS' FEES) AND THE PROVISIONS OF CLAUSE (ii) OF THE IMMEDIATELY PRECEDING SENTENCE SHALL NOT APPLY.
(4)IF THE CLOSING OCCURS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE DEPOSIT SHALL BE APPLIED AS A CREDIT TOWARD THE PURCHASE PRICE. THIS SECTION 3C SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND NOTHING IN THIS SECTION 3C IS INTENDED TO LIMIT THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER SECTIONS 5C, 11A AND 11F.
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Seller's Initials            Buyer's Initials
4.Title.
A.Title Report. Buyer acknowledges that, prior to the Effective Date, (1) a title insurance commitment dated as of September 26, 2011 (number NCS-510085-SC) covering the Real Property; and (2) copies of the documents evidencing the exceptions to title stated therein (collectively, the “Title Report”) have been made available to Buyer. Buyer acknowledges that, prior to the Effective Date, a copy of the survey of the Real Property and other properties within the Pacific Shores complex by Peter R. Bohley (License/Registration No. C19052) of Bohley Consulting dated September 8, 2006 (the “Survey”) has been made available to Buyer. Buyer shall be conclusively deemed to have approved the Title Report and Survey as of the Effective Date. Subject to the last sentence of Section 4B, all exceptions in the Title Report and matters affecting the Real Property on the Survey (or any update thereto) as of the Effective Date are hereinafter individually referred to as a “Permitted

Exception” and collectively referred to as “Permitted Exceptions.”
B.Title Policy. Buyer shall satisfy itself prior to the Effective Date that a 2006 ALTA form of owner's title insurance policy (“Owner's Policy”) in the face amount of the Purchase Price is available on terms and conditions satisfactory to Buyer in its sole discretion. Notwithstanding anything to the contrary set forth in this Agreement, Buyer shall be obligated to accept title to the Property, subject to (the following being the “Permitted Encumbrances”): (1) the Permitted Exceptions, (2) the New Matters (as defined and approved, or deemed approved, pursuant to subsection C below), (3) real estate taxes and assessments not yet due and payable, (4) the printed exceptions which appear in the standard form of owner's policy of title insurance issued by the Title Company in the State of California, (5) all building, signage and zoning ordinances, laws, regulations and restrictions by municipal and other governmental authorities, (6) the taxes and assessments identified on the special notice of tax for the Mello Roos Facility (as hereinafter defined) attached hereto as Exhibit P (the “Mello Roos Tax Notice”), and (7) the Declaration. Notwithstanding the foregoing, on or before the Closing Date, Seller shall cause any mechanic's liens for work performed by or on behalf of Seller (expressly excluding any work performed by any tenant and excluding any mechanic's lien claims in connection with tenant improvement work performed by Seller), any tax or judgment liens against the Property, and the liens securing Seller's existing mortgage loan to be removed as exceptions to title (or, with respect to any of the foregoing liens other than the lien securing Seller's existing mortgage loan, bond or obtain a title endorsement over the same), and under no circumstances shall any such foregoing matters be considered a “Permitted Exception”.
C.New Matters. If an additional exception to title (“New Matter”) affecting any portion of the Real Property is first disclosed to Buyer after the Effective Date, then, Buyer shall be deemed to have approved any such New Matter within five (5) business days of Buyer's receipt of written notice of such New Matter unless Buyer delivers to Seller (with a copy to the Title Company) within such time written notice of its objection thereto. Notwithstanding the foregoing, any New Matter that is the result of the activities of Buyer, or that does not materially and adversely impact the marketability of title to the Real Property or the value of the Property as reasonably determined by Buyer, shall be deemed approved by Buyer and Buyer shall have no right to object to such New Matter. Seller may elect to use reasonable efforts to remove or cause the Title Company to bond or insure or endorse over such New Matter within the later of (x) thirty (30) days from the date of receipt of notice of objection from Buyer with respect to the New Matter, and (y) the Outside Closing Date. In the event that within such period Seller (1) does not elect to remove or cause the Title Company to bond or insure or endorse over such New Matter, or (2) elects but fails to remove or cause the Title Company to bond or insure or endorse over such New Matter, then within the earlier to occur of (i) two (2) business days after the expiration of such period or such failure to remove or (ii) the Outside Closing Date, Buyer, as its sole and exclusive remedy hereunder for such failure, shall elect in writing either (a) to terminate this Agreement by written notice to Seller, in which case the Deposit shall be returned to Buyer, this Agreement shall be null and void and of no further force or effect and the parties hereto shall have no further obligations to the other (except for any obligations or liabilities that expressly survive termination of this Agreement), or (b) to waive the foregoing right of termination and all other rights and remedies on account of such New Matter and to close the transaction contemplated by this Agreement, without any reduction or abatement of the Purchase Price. If Buyer shall fail to make such election, then Buyer shall be deemed to have waived its objections to such disapproved New Matter.
D.Pro Forma Owner's Policy. The parties acknowledge that Buyer has, prior to the Effective Date, negotiated the form and substance of the Owner's Policy in the form of Exhibit Q attached hereto (the “Pro Forma Policy”). In no event shall Seller be obligated to provide any indemnity or other document in order to issue the same other than, if requested by the Title Company, the certificate in the form of Exhibit G attached hereto (the “Seller's Title Certificate”) or such other form substantially similar thereto reasonably acceptable to Seller and reasonably requested by the Title Company.
5.Due Diligence.
A.Access to Property Documents.
(1)Subject to the provisions of this Section 5A, Seller has heretofore provided and shall continue to provide Buyer with copies of or access to that portion of the information and documentation relating to the Property in the possession or control of Seller or Seller's property manager (collectively, the “Due Diligence Materials”), including but not limited to permits and certificates of occupancy, any building violation or fire/life safety violation notices issued by the city or county, floors plans and square footage analyses for the Property, existing plans and specifications, current real estate tax bills and assessment notices, property loss reports under current insurance policies, the Contracts, existing owner's policy of title insurance and survey, existing environmental, asbestos, lead paint, structural, engineering, geotechnical and/or physical inspection or conditions reports, and any other information or documentation reasonably requested by Buyer, in each case, only to the extent any of the foregoing items (i) relate to all or a portion of the Property, (ii) are in Seller's or Seller's property manager's possession or control, and (ii) are not covered by the immediately following sentence.. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to deliver to Buyer any of Seller's Proprietary Materials, any materials related to the Tenant Leases and any materials previously provided by Seller or any other person to Buyer pursuant to the Tenant Leases or in connection with Buyer's status as “Lessee” thereunder. As used herein, “Seller's Proprietary Materials” means any confidential or proprietary materials, including, without limitation, the following: (1) information contained in Seller's (or any affiliates of Seller) credit reports, credit authorizations, credit for financial analyses or projections, steering committee sheets, materials relating to the background or financial condition of any past or present member(s) of Seller or matters relating to Seller and not the Property, materials and correspondence between or among Seller and its respective affiliates and/or advisors with respect to the disposition or leasing of the Property, account summaries or other internal documents relating to the Property, including any valuation documents and the book value of the Property; (2) material which is subject to attorney client privilege or which is attorney work product or may not be disclosed pursuant to any order or agreement in any arbitration, litigation or other proceeding; (3) appraisal reports or letters; (4) financials or tax returns of Seller or any affiliate of Seller; or (5) material which Seller is legally required not to disclose.
(2)Notwithstanding anything to the contrary contained herein and except as expressly otherwise set forth herein, Buyer hereby acknowledges and agrees that Seller shall not have any liability, obligation or responsibility of any kind with respect to the content, accuracy, applicability or effectiveness of any Due Diligence Materials, whether any such Due Diligence Materials are prepared by Seller or any other person or entity.
(3)The provisions of this Section 5A shall survive the Closing or any termination of this Agreement.
B.Completion of Due Diligence. Except for title and survey matters (which shall be governed by the provisions of Section 4 above), prior to the Effective Date, Buyer shall have performed and completed to its satisfaction, at its sole expense, its due diligence review, examination and inspection of all matters pertaining to its acquisition of the Property, including, without limitation, the Tenant Leases, the Contracts, the Personal Property, Intangible Property, and all financial, physical, environmental and compliance matters, entitlements and other conditions respecting the Property.
C.Conduct of Inspections and Examinations. Buyer shall at all times conduct its review, examination and inspection of the Property in compliance with applicable laws and the terms of the Tenant Leases, and in a manner so as not to cause liability, damage, loss, cost or expense to Seller, or any affiliate of Seller, any lender of Seller, the Property, or any tenants, licensees, concessionaires or other persons using or occupying the Property or any part thereof, and so as not to interfere in any material respects with the operation or use of the Property (and including not materially interfering with or disturbing the operations or occupancy of any tenant or owner at the Property), and Buyer shall indemnify, defend and hold Seller, any affiliate of Seller, and the Property harmless from and against any such liability, damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). Buyer shall conduct its investigations, reviews and examinations of the Property solely during normal business hours (unless otherwise approved in writing by Seller) and upon at least 24 hours prior notice to Seller, which notice may be provided verbally or delivered by email. Buyer's right to enter hereunder shall terminate upon the termination of this Agreement. Without limitation on the foregoing, in no event shall Buyer: (a) make any intrusive physical testing or investigation (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like), or disclose the results of any physical testing or investigation (environmental, structural or otherwise) at the Property, without Seller's express written consent as to such disclosure in its sole and absolute discretion; or (b) contact any governmental or quasi-governmental authority having jurisdiction over the Property without Seller's express written consent (which shall not be unreasonably withheld) other than in connection with identifying the development rights associated with the Property and obtaining a “Phase I” environmental report, standard municipal zoning letter or departmental searches, Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party, except for valuations and similar proprietary items. In the event of any termination of this Agreement, Buyer shall return all documents and other materials (or if copies, destroy) furnished by Seller or Seller's representatives, agents, attorneys or brokers hereunder. Buyer shall keep all information or data received or discovered in connection with any of the interviews, inspections, reviews or examinations strictly confidential in accordance with Section 11H.
D.Buyer's Insurance and Indemnification. Buyer shall provide Seller with certificates evidencing the comprehensive general liability insurance policies which shall be maintained by Buyer and each consultant which Buyer will have present on the Property in connection with its investigations upon the Property prior to the date of entry upon the Property, with the limits, coverage and insurer under such policies being satisfactory to Seller in its reasonable discretion. Without limitation on the foregoing, Buyer must maintain (i) commercial general liability insurance, in an amount not less than $5,000,000 combined limits for any injuries, deaths or property damage sustained as a result of any one accident or occurrence, (ii) worker's compensation insurance at statutory limits, and (iii) employer's liability insurance in an amount not less than $5,000,000 for each accident, disease per employee and disease policy limit. The commercial general liability insurance shall name Seller and any property manager of the Property as additional insured. Any representative of Buyer which conducts environmental inspections of the Property shall also provide evidence of environmental liability insurance of not less than $5,000,000. In addition, Buyer and Buyer's representatives waive any claims against Seller and its direct or indirect partners, members, shareholders, fiduciaries, officers, directors, affiliates, employees, representatives and agents (each, a “Seller Party” and collectively, “Seller Parties”) for any injury to persons or damage to property arising out of any inspections or physical testing of the Property (other than to the extent based on the sole active negligence or willful acts of misconduct of any Seller Parties), including any damage to the tools and equipment of Buyer and Buyer's representatives, all of which shall be brought on the Property at the sole risk and responsibility of Buyer and Buyer's representatives. Upon the completion of any inspection or test, Buyer shall promptly restore the Property to its condition prior to such inspection or test. Buyer shall keep the Property free and clear of any liens and Buyer shall save, indemnify, protect, defend, and hold Seller and Seller Parties harmless from and against all claims (including any claim for damage to property or injury to or death of any persons), liabilities, obligations, liens or encumbrances, losses, damages, costs or expenses, including reasonable attorney's fees, whether or not legal proceedings are instituted or asserted against Seller, any Seller parties or the Property as a result of, or in any way arising from, any entry onto the Property by Buyer, its agents, employees or representatives; provided, however, that Buyer's indemnity obligations shall not include (I) any claims, liabilities, obligations, liens, encumbrances, losses, damages, costs or expenses resulting from the discovery of any pre-existing condition on or at the Property, as long as Buyer does not aggravate such condition (and in that case, Buyer shall only be liable to the extent of such aggravation) or (II) arising from the sole active negligence or willful acts of misconduct of Seller Parties. The indemnity obligations set forth in this Section 5C(1) shall survive the Closing or the earlier termination of this Agreement.
E.Service Contracts. If Buyer has elected, as set forth on Exhibit E attached hereto, to terminate any Property Contract at Closing and if such termination is permitted under the terms of the applicable Property Contract, Seller shall pay all termination, cancellation and other costs necessary to effect such termination and give the termination notice, if any, required under such Property Contract. Seller shall remove the Property from the Project Contracts at Closing and pay all termination, cancellation and other costs necessary to effect such removal and give the removal notice, if any, required under each Project Contract; provided, however, that if Buyer has elected, as set forth on Exhibit E attached hereto, to assume any Project Contract at Closing and if Seller is able to modify and amend such Project Contract so that at Closing a separate contract applicable to the Property only (and not any other portion of the Pacific Shores Center complex) is assignable to Buyer, Seller shall pay all costs necessary to effect such separate contract. Seller shall cause the current property management agreement with Cushman & Wakefield of California, Inc. to be revised to remove therefrom all property management components related solely to the Property.
6.Closing. The Closing shall be consummated through escrow with all deliveries required hereunder (other than the Closing Payment) being made to the Title Company at least one (1) business day prior to the Closing Date. Buyer shall deliver the Closing Payment to the Title Company on or before 10:00 a.m. (Pacific Standard Time) on the Closing Date. Buyer acknowledges and agrees that the Closing Date is of extreme importance to Seller as the Closing Payment must be received by the Title Company on or before 10:00 a.m. (Pacific Standard Time) on the Closing Date in order to satisfy certain obligations of Seller and its affiliates, and that Buyer's covenant to close the transaction contemplated by this Agreement on or prior to the Closing Date constitutes a material inducement to the entry by Seller into this Agreement.
A.Escrow. At least one (1) business day prior to the Closing Date, the parties shall deliver to the Title Company the following (collectively, the “Closing Documents”):
(1)By Seller. Seller shall deliver (a) one (1) duly executed original of a Deed substantially in the form of Exhibit A attached hereto (the “Deed”); (b) two (2) duly executed counterpart originals of a Bill of Sale and Omnibus Agreement in the form attached hereto as Exhibit B (the “Omnibus Agreement”); (c) two (2) duly executed originals of a certificate respecting the “non-foreign” status of US/D2 Holdings, L.L.C., the indirect sole owner of Seller, in the form of Exhibit H attached hereto; (d) two (2) duly executed originals of Seller's counterpart of the Closing Statement (as hereinafter defined), dated as of the Closing Date and duly executed by Seller, setting forth, among other things, all payments to and from the closing escrow in connection with the purchase and sale of the Property; (e) one (1) original of the transfer tax declarations (“Transfer Declarations”) duly executed by Seller in the form required by applicable governmental authorities, if any; (f) one (1) duly executed counterpart original of the Seller's Title Certificate; (g) two (2) duly executed originals of the closing certificate of Seller (the “Seller's Closing Certificate”) in the form of Exhibit J attached hereto updating the representations and warranties contained in Section 8B to the Closing Date and noting any changes thereto, it being understood that the specifying of such changes shall give Buyer its rights and remedies as provided in Section 10B(2) hereof; (h) two (2) duly executed counterpart originals of an Assignment of Leases in the form of Exhibit C (the “Assignment of Leases”) attached hereto; (i) two (2) duly executed counterpart originals of the Mello Roos Tax Notice; and (j) evidence reasonably satisfactory to the Title Company that all necessary authorizations of the transaction provided herein have been obtained by Seller and such other documents and instruments as may be reasonably requested by the Title Company in order to consummate the transaction contemplated hereby and to issue the Owner's Policy (provided that the same are customary and do not materially decrease Seller's rights or materially increase Seller's obligations hereunder).
(2)By Buyer. Buyer shall deliver (a) two (2) duly executed counterpart originals of the Omnibus Agreement; (b) two (2) duly executed counterpart originals of the Assignment of Leases; (c) two (2) duly executed counterpart originals of the Closing Statement; (d) one (1) Transfer Declarations duly executed by Buyer in the form required by applicable governmental authorities, if any; (e) two (2) counterpart originals of the closing certificate of Buyer (“Buyer Closing Certificate”) in the form of Exhibit K attached hereto updating the representations and warranties contained in Section 8C to the Closing Date and noting any changes thereto and confirming the other provisions contained in such Buyer Closing Certificate; and (f) evidence reasonably satisfactory to the Title Company that all necessary authorizations of the transaction provided herein have been obtained by Buyer, and such other documents and instruments as may be reasonably requested by the Title Company in order to consummate the transaction contemplated hereby and to issue the Owner's Policy (provided that the same are customary and do not materially decrease Buyer's rights or materially increase Buyer's obligations hereunder). Notwithstanding the foregoing or anything to the contrary contained herein, Buyer shall deliver the Closing Payment to the Title Company by wire transfer of immediately available federal funds on or before 10:00 a.m. (Pacific Standard Time) on the Closing Date
B.Conditions to Closing; Delivery to Parties. The conditions to the closing of such escrow shall be the Title Company's receipt of funds and documents described in subsection A above and the items to be delivered by third parties all as described in and in accordance with the terms of a separate closing escrow agreement in the form of Exhibit L attached hereto by and among Buyer, Seller and the Title Company (the “Closing Escrow Agreement”), with such modifications thereto as may be necessary to reflect any modifications to the transactions hereunder and as may be reasonably agreed to by Buyer and Seller. Notwithstanding the foregoing, each party shall have the right to execute and deliver to the Title Company additional and/or supplemental escrow instructions as such party desires, provided, however, that in the event of any conflict between the provisions of this Agreement, the Closing Escrow Agreement and any such additional or supplemental escrow instructions, the terms of this Agreement and the Closing Escrow Agreement shall control. Upon the satisfaction of the above conditions, then the Title Company shall deliver the items described in subsection A above in accordance with the Closing Escrow Agreement and take all other actions authorized by the Closing Escrow Agreement.
C.Closing Costs. Buyer shall pay (a) one-half (1/2) of all city transfer taxes payable in connection with the transfer contemplated herein, (b) the title insurance premium for the Owner's Policy and the cost of any extended coverage (i.e., survey deletion) and all endorsements requested by Buyer, as well as the costs of any lender title policy and endorsements in connection with any financing obtained by Buyer; (c) all escrow and closing fees; (d) the recording and/or filing fees for the recording and/or filing of the Deed; (e) all recording fees in connection with and any financing obtained by Buyer; (f) all costs of updating the Survey, and (g) all fees, costs or expenses in connection with Buyer's reviews, examinations and inspections hereunder. Seller shall pay (a) all state and county transfer taxes and personal property taxes, if any, payable in connection with the transfer contemplated herein, (b) one-half (1/2) of all city transfer taxes payable in connection with the transfer contemplated herein, and (c) recording fees for the release of any of Seller's existing monetary liens. Any other tax or fee imposed by local ordinance not covered by the foregoing shall be paid by the party designated in such ordinances as being responsible for such payment or in the absence of such designation, in accordance with local custom and practice. Seller and Buyer shall each pay their respective (i) legal fees and expenses (subject to Section 11F of this Agreement), (ii) share of prorations (as provided below), and (iii) the cost of all of its performances under this Agreement. In no event shall Seller have any liability for any transfer taxes payable in connection with any transfer of title to the Real Property caused by Buyer subsequent to the Closing hereunder such as, for example, a drop down conveyance to a subsidiary or affiliate entity.
D.Prorations.
(1)Items to be Prorated. The following shall be prorated between Seller and Buyer as of the Closing Date
(a)Rents. All fixed and, except as set forth in Section 8D(3), additional rentals under the Tenant Leases and other tenant charges received by Seller prior to the Closing Date shall be prorated between Buyer and Seller, Seller being charged and credited for all of the same allocable to the period up to the Closing Date and Buyer being charged and credited for all of the same allocable to the period from and after the Closing Date. Notwithstanding the foregoing, Seller shall receive a credit at Closing for any accrued but unpaid rent or other amounts due to the “Lessor” under the Tenant Leases as of the Closing Date, subject to any set-off rights or defenses thereunder. Seller shall deliver or provide a credit in an amount equal to Buyer's share of all prepaid rentals for periods from and after the Closing Date and all refundable security deposits (to the extent the foregoing are not properly applied or forfeited and the Tenant Lease terminated prior to the Closing Date) to Buyer on the Closing Date. At Closing, Seller shall deliver or cause the delivery to Buyer of any security deposits under the Tenant Leases which are held in the form of letters of credit. Notwithstanding anything to the contrary contained herein, Seller shall retain all rights relating to any rents or other amounts of any kind owed by the tenant under the Tenant Leases applicable to any period (or portion thereof) occurring prior to Closing.
(b)Cash. All deposits posted by or on behalf of Seller, if any, held by utility companies and other third parties on the Closing Date shall be refunded to Seller (Buyer being obligated to post its own utility and any other deposits); however, in no event shall the provisions of this subsection (b) limit in any way the provisions of this Agreement obligating Seller to pay sums, granting credits to Buyer, or allocating responsibility for items between Seller and Buyer. Seller agrees to use reasonable efforts to notify Buyer beforehand of any utility deposits which shall be refunded to Seller on or before the Closing.
(2)Calculation; Reproration. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Title Company (based on information provided to Title Company by Buyer and Seller) at least two (2) business days prior to the Closing and approved by Buyer and Seller. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and such items as well as items that were incorrectly prorated shall be adjusted when the information is available in accordance with this subsection. The estimated closing statement as described in §1.6045‑4(e)(3)(ii) of the U.S. Treasury Regulations (the “Regulations”), prepared by Title Company and adjusted as aforesaid and approved in writing by the parties (which approval shall not be withheld if prepared in accordance with this Agreement) shall be referred to herein as the “Closing Statement”. If the prorations and credits made under the Closing Statement shall prove to be incorrect or incomplete for any reason, then either party shall be entitled to an adjustment to correct the same; provided, however, that any adjustment shall be made, if at all, within ninety (90) days after the Closing Date (except with respect to real estate taxes and assessments, in which case such adjustment shall be made within thirty (30) days after the information necessary to perform such adjustment is available). Within ninety (90) days after the Closing, Buyer shall prepare and submit to Seller for Seller's review and approval a recalculation of the prorations and credits hereunder, reflecting actual figures and not estimates. Notwithstanding the foregoing, the reproration under Section 6(D)(1)(c) will not be governed by the procedure set out in this Section 6(D)(2) but will instead be governed by the procedure set forth in Section 6(D)(1)(c).
(3)Items Not Prorated.
(a)Taxes and Assessments. Seller and Buyer acknowledge and agree that, (a) as of the date hereof, Buyer, as “Lessee” under the Tenant Leases, is solely responsible for the payment of all real estate and personal property taxes and assessments on the Property (including any assessments payable with respect to the that certain bond financing facility pursuant to the CFD 2001-1 Mello Roos Bond (the “Mello Roos Facility”)) and all taxes of any kind imposed on the Property, and (b) from and after the Closing Date, Buyer, as owner of the Property, shall continue to be solely responsible for the payment of all such taxes and assessments. Accordingly, there will be no prorations pursuant to this Agreement for taxes and assessments; provided, however, that Seller shall cause its mortgage lender to pay, out of funds previously deposited by or on behalf of Seller with such lender, if any, the current real estate tax bill for the Property due and payable on or before December 10, 2011. Notwithstanding the foregoing or any termination of the Tenant Leases on or after the Closing Date, Seller and Buyer agree that from and after the Closing the covenants, conditions and provisions of the Tenant Leases and the rights, obligations and liabilities of Buyer, as “Lessee”, and Seller, as “Lessor”, applicable to the payment of taxes and assessments (including, without limitation, in connection with the reconciliation and true up of such amounts and proceedings for the reduction of the assessed valuation of the Property and the proration of such amounts as of the expiration or earlier termination of the Tenant Leases), shall continue to govern and control with respect to all such real estate, personal property and other taxes and assessments imposed on or related to the Property to the extent such taxes and assessments were due and payable prior to the Closing Date. For purposes of this Section 6D(3)(a), the aforementioned covenants, conditions and provisions of the Tenant Leases shall survive the Closing Date and any termination of the Tenant Leases. Notwithstanding anything to the contrary contained herein, if, pursuant to the Tenant Leases, Buyer (as “Lessee” thereunder) has directly paid the real estate taxes due December 10, 2011 prior to the Closing Date, then an interim allocation of such real estate taxes shall occur at Closing.
(b)Insurance. Seller and Buyer agree that (a) none of the insurance policies obtained by Seller relating to the Property will be assigned to Buyer and Buyer shall be responsible for arranging for its own insurance as of the Closing Date, and (b) as of the date hereof, pursuant to the Tenant Leases, Buyer is reimbursing Seller for the cost of premiums for certain insurance policies obtained by Seller relating to the Property. Accordingly, there will be no prorations pursuant to this Agreement for insurance. Notwithstanding the foregoing or any termination of the Tenant Leases on or after the Closing Date, Seller and Buyer agree that from and after the Closing the covenants, conditions and provisions of the Tenant Leases and the rights, obligations and liabilities of Buyer, as “Lessee”, and Seller, as “Lessor”, applicable to the reimbursement of such insurance premiums (including, without limitation, in connection with the reconciliation and true up of such amounts), shall continue to govern and control with respect to all such insurance premiums due and payable prior to the Closing Date. For purposes of this Section 6D(3)(b), the aforementioned covenants, conditions and provisions of the Tenant Leases shall survive the Closing Date and any termination of the Tenant Leases.
(c)Utilities. Seller and Buyer acknowledge and agree that, (a) as of the date hereof, Buyer, as “Lessee” under the Tenant Leases, is solely responsible for the payment of all charges for utilities, including telephone, electricity, water and gas to the Property, and (b) from and after the Closing Date, Buyer, as owner of the Property, shall continue to be solely responsible for the payment of all such charges for utilities to the Property. Accordingly, there will be no prorations pursuant to this Agreement for charges for utilities, except that Buyer shall be responsible for all the necessary actions needed to arrange for utilities to be transferred to the name of Buyer on the Closing Date (if any are currently in the name of Seller), including the posting of any required deposits (if any have been posted by Seller), it being understood that Seller shall be entitled to a credit at the Closing in the amount of any utility deposits which it or its predecessors have made prior to the Closing Date. Seller agrees to use reasonable efforts to notify Buyer beforehand of any utility deposits which shall be credited to Seller at Closing.
(d)Operating Expenses. Seller and Buyer acknowledge and agree that, (i) as of the date hereof, Buyer, as “Lessee” under the Tenant Leases, is responsible for the payment or reimbursement of amounts payable under the Contracts, the Declaration and certain other amounts related to the maintenance and operation of the Property and the entire Pacific Shores Center complex consistent with prior practice between Buyer as “Lessee” and Seller as “Lessor” (or by Seller's property manager on behalf of the “Lessor”), and (ii) from and after the Closing Date, Buyer, as owner of the Property, shall continue to be responsible for the payment or reimbursement of amounts payable under the Contracts and the Declaration (except to the extent Buyer has elected not to assume a Contract). Accordingly, there will be no prorations pursuant to this Agreement for amounts payable under the Contracts, the Declaration and certain other amounts related to the maintenance and operation of the Property and the entire Pacific Shores Center complex. Notwithstanding the foregoing or any termination of the Tenant Leases on or after the Closing Date, Seller and Buyer agree that from and after the Closing the covenants, conditions and provisions of the Tenant Leases and the rights, obligations and liabilities of Buyer, as “Lessee”, and Seller, as “Lessor”, applicable to the payment or reimbursement for amounts payable under the Contracts, the Declaration and certain other amounts related to the maintenance and operation of the Property and the entire Pacific Shores Center complex consistent with prior practice between Buyer as “Lessee” and Seller as “Lessor” (or by Seller's property manager on behalf of the “Lessor”) (including, without limitation, in connection with the reconciliation and true up of such amounts), shall continue to govern and control with respect to all such payments or reimbursements due and payable prior to the Closing Date. Furthermore, Seller acknowledges and agrees that, notwithstanding anything to the contrary in the Tenant Leases or the Declaration, Seller's (or its property manager's) determination (in its capacity as “Lessor” under the Tenant Leases) of operating expenses under the Tenant Leases for calendar year 2010 shall not be subject to change or adjustment after the Closing Date, and operating expenses under the Tenant Leases for calendar year 2011 shall be calculated in substantially the same manner as Seller (or its property manager) calculated operating expenses for calendar year 2010 under the Tenant Leases. For purposes of this Section 6D(3)(d), the aforementioned covenants, conditions and provisions of the Tenant Leases shall survive the Closing Date and any termination of the Tenant Leases.
(4)Tenant Leases to Control. For purposes of this Section 6D, in the event of a conflict or inconsistency between the terms of the Tenant Leases and this Section 6D, the terms of the Tenant Leases shall supersede, govern and control. Furthermore, notwithstanding anything to the contrary contained herein, solely for the purpose of calculating prorations of real estate taxes as of the Closing Date pursuant to the Tenant Leases, the Closing Date shall be treated as the “Expiration Date” under the Tenant Leases. In furtherance thereof, any termination by Tenant of a Tenant Lease on or after the Closing Date shall not affect the rights, obligations and liabilities of Seller, as “Lessor”, and Buyer, as “Lessee”, applicable to any period prior to the Closing Date and the applicable terms of the each Tenant Lease in effect as of the date hereof shall continue to bind Seller, as “Lessor”, and Buyer, as “Lessee” following any such termination of a Tenant Lease.
(5)Indemnification. Buyer shall indemnify, protect, defend and hold Seller and all Seller Released Parties harmless from and against any Claim in any way arising from the matters for which Buyer receives a credit or otherwise assumes responsibility pursuant to this Section 6D or otherwise under this Agreement. Seller shall indemnify, protect, defend and hold Buyer and all Buyer Released Parties harmless from and against any Claim in any way arising from the matters for which Seller receives a credit or otherwise assumes responsibility pursuant to this Section 6D or otherwise under this Agreement. The foregoing indemnification obligations shall survive the Closing for a period of twelve (12) months.
(6)Survival. This Section 6D shall survive the Closing Date.
7.Destruction/Condemnation of Property. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings (or becomes the subject of a pending or threatened taking), or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall not have any obligation to repair or replace any such damage or destruction, but Seller shall be required to give Buyer written notice of the same within five (5) business days after Seller learns of the same. Seller shall also deliver and assign to Buyer, upon consummation of the transaction herein provided (except to the extent any condemnation proceeds or insurance proceeds are attributable to lost rents or revenues or other items applicable to any period prior to the Closing), all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds, or proceeds from any such casualty insurance received by Seller on account of any casualty (except to the extent required for collection costs or repairs by Seller that have been approved by Buyer prior to the Closing Date, such approval not to be unreasonably withheld), as applicable. Notwithstanding anything to the contrary contained herein, Seller shall not enter into any final adjustment or final settlement of any insurance claims related to any casualty which may occur prior to the Closing. There shall be no reduction of the Purchase Price on account of any casualty or condemnation (except that in connection with a casualty covered by insurance, Buyer shall be credited with the lesser of the remaining cost to repair the damage or destruction caused by such casualty or the amount of the deductible under Seller's casualty insurance policy except to the extent such deductible was expended by Seller to repair the resulting damage). If (i) any condemnation (or pending or threatened condemnation) affects more than five percent (5%) of the square footage of the Improvements or results (or would result) in the Property being no longer useable as it is currently used or not in compliance with zoning or other legal requirements, (ii) the repair of the Improvements following a casualty is reasonably estimated by Buyer's architect or construction consultant to take more than one hundred eighty (180) days to complete, or (iii) the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed five percent (5%) of the Purchase Price (or if a casualty is uninsured and Seller does not elect to credit Buyer with an amount equal to the cost to repair such uninsured casualty, Seller having the right, but not the obligation, to do so), then either Buyer or Seller may, at its option terminate this Agreement by notice to the other party, given on or before the earlier to occur of the Closing Date and five (5) business days after Seller learns of such casualty or condemnation, in which event the Deposit shall be returned to Buyer and neither party shall have any further obligation hereunder except for those obligations which expressly survive a termination of this Agreement.

8.Representations and Warranties; Certain Covenants.
A.General Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS, THE SALE AND TRANSFER OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING THE PROPERTY, TITLE TO THE PROPERTY, THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING THE CONDITION OF THE SOIL OR THE IMPROVEMENTS), THE ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES ON OR RESPECTING THE PROPERTY), THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS, ENCUMBRANCES AND REGULATIONS (INCLUDING ZONING, SIGNAGE, PARKING AND BUILDING CODES OR THE STATUS OF DEVELOPMENT, SIGNAGE AND USE RIGHTS RESPECTING THE PROPERTY), THE FINANCIAL CONDITION OF THE PROPERTY, OR THE TENANTS AT THE PROPERTY, OR ANY OTHER REPRESENTATION OR WARRANTY RESPECTING ANY INCOME, EXPENSES, CHARGES, LIENS OR ENCUMBRANCES, RIGHTS OR CLAIMS ON, AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF. BUYER ACKNOWLEDGES THAT EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS, BUYER HAS EXAMINED, REVIEWED AND INSPECTED ALL MATTERS WHICH IN BUYER'S JUDGMENT BEAR UPON THE PROPERTY AND ITS VALUE AND SUITABILITY FOR BUYER'S PURPOSES. EXCEPT AS TO MATTERS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS, BUYER WILL ACQUIRE THE PROPERTY SOLELY ON THE BASIS OF ITS OWN EXAMINATIONS, REVIEWS AND INSPECTIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER'S POLICY.
______________            _____________
Seller's Initials            Buyer's Initials
B.Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that, except as otherwise expressly set forth below, the following statements are true and correct as of the Effective Date:
(1)Authority. Seller is duly organized, validly existing, and in good standing in the State of Delaware and is duly qualified to do business in the State of California. Seller has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement.
(2)Due Execution. The execution, delivery and performance of this Agreement and the other documents to be executed and delivered by Seller hereunder have been duly authorized by all necessary action on the part of Seller and do not and will not (a) require any consent or approval that has not been obtained under Seller's organizational documents, or (b) violate any provision of Seller's organizational documents or any other documents or instruments binding on Seller or the Property.
(3)Enforceability. This Agreement and the other documents to be executed and delivered by Seller hereunder constitute legal, valid and binding obligations of Seller enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and general equitable principles.
(4)No Bankruptcy or Dissolution. No Bankruptcy/Dissolution Event (as hereinafter defined) has occurred with respect to Seller. As used herein, a “Bankruptcy/Dissolution Event” means any of the following: (a) the commencement of a case under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of any substantial property interest; (c) a general assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; or (e) a dissolution.
(5)Tenant Leases. The leases described in Exhibit M attached hereto constitute all of the leases entered into by Seller (each, a “Tenant Lease” and collectively, the “Tenant Leases”) currently in effect with respect to the Property and there are no oral or other written leases or rights of occupancy entered into or otherwise granted by Seller that are currently in effect with respect to the Property. Furthermore, attached as Exhibit M-1 is a list of security deposits currently held by Seller under the Tenant Leases.
(6)Litigation. Except as may be set forth in Exhibit N and except for litigation involving routine slip and fall matters which are covered by insurance that will cover claims arising during Seller's period of ownership of the Property, there is no action, litigation, condemnation or other proceeding currently pending against Seller or related to the Property that is reasonably likely to adversely affect title to, or the use or operation of, the Property or Seller's ability to consummate the transactions contemplated hereunder.

(7)Contracts. To Seller's knowledge, the Contracts listed on Exhibit E constitute all of the Property Contracts and the Project Contracts that are presently in effect with respect to the Property entered into by Seller, and except for the Tenant Leases, the Contract, the Declaration (including any agreements contemplated within the Declaration), there are no other agreements, written or oral, applicable to the use or operation of the Property that will be binding on Buyer from and after the Closing. Subject to the terms of this Agreement, any additional service contracts and equipment leases entered into by Seller or an affiliate of Seller prior to the Closing Date in the ordinary course of business that impact the Property and/or additional property, shall constitute Property Contracts or Project Contracts, as applicable, on the Closing Date.
(8)Compliance. Except as set forth in the Due Diligence Materials, to Seller's knowledge, Seller has not received written notice alleging that the Property is in violation of applicable codes, laws, rules or regulations, statutes, ordinances, covenants, conditions and restrictions of any governmental or regulatory agency or authority or of any other person or entity (including, without limitation, the Americans with Disabilities Act).
(9)Condemnation. There is no condemnation or eminent domain proceeding pending with respect to any portion of the Property, and to Seller's knowledge, there is no such proceeding threatened.
(10)Development Agreement. To Seller's knowledge, Seller is not in material or monetary default under the Development Agreement and there exists no event or condition that, with the giving of notice or the passage of time, or both, would constitute a material or monetary default by Seller thereunder.
(11)Traffic Impact Fees. To Seller's knowledge, there are no claims by Redwood City or any other governmental agency for traffic impact fees relating to the Property.
(12)Due Diligence Materials. To Seller's knowledge, Seller has provided Buyer with copies of or access to all Due Diligence Materials relating to the Property in the possession of Seller or Seller's property manager, including without limitation all environmental reports relating to the Property as listed on Exhibit O attached hereto, but excepting any documents which are Seller's Proprietary Materials or documents related to the Tenant Leases or previously provided by Seller or any other person pursuant to the Tenant Leases or in connection with Buyer's status as “Lessee” thereunder.
(13)ERISA. Neither (i) any assets of Seller, nor (ii) any funds to be used by Seller with respect to the transactions contemplated pursuant to this Agreement, are or at Closing will be pursuant to ERISA or the Code considered for any purpose of ERISA or Section 4975 of the Code to be assets of a Plan. For the purposes hereof the following terms shall have the following meanings: “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended (and any successor statute and any applicable regulations or guidance promulgated thereunder); “Code” shall mean the Internal Revenue Code of 1986, as amended (and any regulations promulgated thereunder); and “Plan” shall mean a “plan” as that term is defined in Section 3(3) of ERISA or Section 4975 of the Code.
(14)OFAC.
(a)Seller is in, and shall continue to maintain until the Closing Date, compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). For purposes of this subsection, “Person” shall mean any corporation, partnership, limited liability company, joint venture, individual, trust, real estate investment trust, banking association, federal or state savings and loan institution and any other legal entity, whether or not a party hereto.
(b)Seller:
(i)is not listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
(ii)has not been arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;
(iii)has not been determined by competent authority to be subject to the prohibitions contained in the Orders;
(iv)is not owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;
(v)shall not transfer or permit the transfer of any interest in Seller or such parties to any Person who is, or whose beneficial owners are, listed on the Lists; or

(vi)shall not assign this Agreement or any interest herein, to any Person who is listed on the Lists or who is engaged in illegal activities.
For the purposes of this Agreement and the documents to be delivered pursuant hereto, references to “To Sellers' knowledge” or “Sellers' actual knowledge” or “Sellers have no knowledge” shall mean the actual, present, conscious knowledge of Andrew Wong of Starwood Capital Group, who has asset management responsibility for the Property and is the current employee of Starwood Capital Group with the most knowledge about the Property (the “Seller's Knowledge Individual”) on the date of this Agreement without any investigation or inquiry. Without limiting the foregoing, Buyer acknowledges that the Seller's Knowledge Individual has not performed and are not obligated to perform any investigation or review of any files or other information in the possession of Seller, or to make any inquiry of any persons, or to take any other actions in connection with the representations and warranties of Seller set forth in this Agreement. Neither the actual, present, conscious knowledge of any other individual or entity, nor the constructive knowledge of the Seller's Knowledge Individual or of any other individual or entity, shall be imputed to the Seller's Knowledge Individual.
C.Representations and Warranties of Buyer. Buyer hereby represents and warrants the following to Seller (all of the representations and warranties contained in subsection 8C surviving indefinitely):
(1)Authority. Buyer is a corporation, duly organized and validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in the State of California. Buyer has all requisite power and authority to execute and deliver, and to perform all its obligations under this Agreement.
(2)Due Execution. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Buyer and does not and will not (a) require any consent or approval that has not been obtained or (b) violate any provision of Buyer's organizational documents.
(3)Enforceability. This Agreement and the other documents to be executed and delivered by Buyer hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and general equitable principles.
(4)No Bankruptcy/Dissolution Event. No Bankruptcy/Dissolution Event has occurred with respect to Buyer, or if Buyer is a partnership, any of the general partners in Buyer. Buyer has or has access to sufficient capital or net worth to meet its obligations, including payment of the Purchase Price, under this Agreement.
(5)ERISA. Neither (i) any assets of Buyer, nor (ii) any funds to be used by Buyer with respect to the transactions contemplated pursuant to this Agreement, are or at Closing will be pursuant to ERISA or the Code considered for any purpose of ERISA or Section 4975 of the Code to be assets of a Plan. For the purposes hereof the following terms shall have the following meanings: “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended (and any successor statute and any applicable regulations or guidance promulgated thereunder); and “Plan” shall mean a “plan” as that term is defined in Section 3(3) of ERISA or Section 4975 of the Code.
(6)OFAC.
(a)Buyer and all beneficial owners of Buyer are in, and shall continue to maintain until the Closing Date, compliance with all laws, statutes, rules and regulations of any federal, state or local governmental authority in the United States of America applicable to such Persons (as hereinafter defined), including, the requirements of the Orders and other similar requirements contained in the rules and regulations of OFAC and the Orders. For purposes of this subsection, “Person” shall mean any corporation, partnership, limited liability company, joint venture, individual, trust, real estate investment trust, banking association, federal or state savings and loan institution and any other legal entity, whether or not a party hereto.
(b)Neither Buyer nor any of the beneficial owners of Buyer:
(i)is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any of the Lists;
(ii)has been arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;
(iii)has been determined by competent authority to be subject to the prohibitions contained in the Orders;
(iv)is owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;
(v)shall transfer or permit the transfer of any interest in Buyer or such parties to any Person who is, or whose beneficial owners are, listed on the Lists; or

(vi)shall assign this Agreement or any interest herein, to any Person who is listed on the Lists or who is engaged in illegal activities.
If Buyer or any beneficial owner of Buyer become listed on the Lists or are indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Buyer shall immediately notify Seller. Buyer shall have ten (10) business days to remove such party from any interest in Buyer or Seller may terminate this Agreement upon written notice to Buyer, whereupon the Deposit shall be returned to Buyer and neither party shall have any further obligation hereunder except for those obligations which expressly survive a termination of this Agreement.
D.Survival. Any cause of action with respect to a breach of the representations and warranties of Seller set forth in Subsection 8B (the “Property Representations”) shall survive for a period of ninety (90) days after the Closing Date (the “Survival Period”). Each such representation and warranty of Seller shall automatically be null and void and of no further force and effect on the first day following the expiration of the Survival Period as to such representation and warranty, unless, prior to the expiration of such Survival Period as to such representation and warranty, Buyer shall have provided Seller with a notice alleging that Seller is in breach of such representation or warranty and specifying in reasonable detail the nature of such breach. Buyer shall allow Seller ten (10) days after its notice within which to cure such breach or if such breach cannot be cured within such ten (10) day period, and if Seller notifies Buyer that it wishes to extend the cure period (the “Cure Extension Notice”), such additional reasonable period of time (not to exceed an additional twenty (20) days) as is required to cure the same so long as such cure has been commenced within such ten (10) day period and is being diligently pursued to completion. If Seller fails to cure such breach after written notice thereof, Buyer's sole remedy shall be to commence a legal proceeding against Seller alleging that Seller has breached such representation or warranty and that Buyer has suffered actual damages as a result thereof (a “Proceeding”), which Proceeding must be commenced, if at all, within the later to occur of the expiration of the Survival Period and ten (10) days after the end of Seller's cure period as to such representation and warranty, provided, however, that if Buyer gives Seller written notice of such a breach within the Survival Period, and Seller subsequently sends a Cure Extension Notice, then Buyer shall have until the date which is thirty (30) days after the date Seller notifies Buyer that is has ceased endeavoring to cure such breach, to commence such Proceeding. If Buyer shall have timely commenced a Proceeding and a court of competent jurisdiction shall, pursuant to a final, non-appealable order in connection with such Proceeding, determine that (1) Seller was in breach of the applicable representation or warranty, (2) Buyer suffered actual damages (the “Damages”) by reason of such breach, (3) neither Buyer nor it agents, employees or consultants had actual, present, conscious knowledge of such breach on or prior to the Closing Date, and (4) neither Buyer nor its agents, employees or consultants had “constructive knowledge” of such breach (as such standard is defined in Section 8E), then Buyer shall be entitled to receive an amount equal to the Damages as determined in the Proceeding, subject, in any event, to the limitations set forth in Section 8F, below. Any such Damages, subject to the limitations contained herein, shall be paid within thirty (30) days following the entry of such final, non-appealable order and delivery of a copy thereof to Seller. The representations, warranties and covenants of Buyer under this Agreement, and in any certificate or document delivered pursuant hereto or in connection herewith, shall survive the Closing indefinitely. Subject to the limitations set forth in this Section 8, Seller shall indemnify, defend and hold harmless Buyer from and against any Damages, loss or liability incurred by Buyer to the extent resulting from (i) any breach by Seller of the Property Representations, (ii) any breach by Seller of any of its covenants under Section 8G, and (iii) any Retained Liabilities.
E.Knowledge as Defense. Seller shall have no liability with respect to a breach of the representations and warranties by Seller under Section 8B or a breach by Seller of any of its covenants under Section 8G, if Buyer proceeds with the Closing of the transaction contemplated hereby and either (x) Buyer or any Buyer Party had actual, present, conscious knowledge of such breach (including, without limitation, as a result of interviews with representatives of Seller or its property manager or any other Person), or (y) Buyer or any Buyer Party had “constructive knowledge” (as hereinafter defined) of such breach. For purposes hereof, Buyer and any Buyer Party shall be deemed to have “constructive knowledge” of any breach disclosed by factual matters contained in this Agreement, any exhibit hereto, any Due Diligence Materials, any estoppel certificates or any other documents provided or made available by or on behalf of Seller or any Seller Party or generated or obtained by or on behalf of Buyer or any Buyer Party prior to Closing.
F.Certain Limitations. Notwithstanding anything to the contrary in this Agreement and without limitation upon the limitations elsewhere in this Agreement, Seller shall have no liability (and Buyer shall make no claim against Seller) for a breach of any representation or warranty, covenant, indemnity, or any other obligation (other than obligations under Section 1D) of Seller under this Agreement or any document executed by Seller in connection with this Agreement unless (a) the valid claims for all such breaches collectively aggregate to more than One Hundred Thousand Dollars and 00/100 ($100,000.00), (b) the liability of Seller under this Agreement with respect to breaches of the Property Representations shall not exceed, in the aggregate, the amount of Five Million Dollars and 00/100 ($5,000,000.00) (the “Cap”). It is understood that, notwithstanding anything to the contrary in this Agreement or any other document, Seller's liability under this Agreement and the documents executed by Seller in connection herewith shall in no event exceed, in the aggregate, the amount of the Cap. In addition, in no event shall Seller be liable for any incidental, consequential, indirect, punitive, special or exemplary damages, or for lost profits, unrealized expectations or other similar claims, and in every case Buyer's recovery for any claims referenced above shall be net of any insurance proceeds and any indemnity, contribution or other similar payment recovered or recoverable by Buyer from any insurance company, tenant, or other third party.
G.Certain Interim Covenants of Seller. Until the Closing Date or the sooner termination of this Agreement:
(1)Property Maintenance. Seller shall use commercially reasonable efforts to maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligation not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or eminent domain or other events beyond the control of Seller, including changes in laws, rules, ordinances and regulations. On or before the Closing Date, Seller shall have performed, in all material respects, all of its maintenance and repair obligations of the “Lessor” under the Tenant Leases pursuant to, and in accordance with, the terms of the Tenant Leases, excepting repairs in connection with a casualty or condemnation, which shall be governed, with respect to the transactions contemplated hereby, by this Agreement.
(2)Contracts and Agreements. Seller shall not enter into any additional service contracts or other similar agreements solely affecting the Property without the prior written consent of Buyer (not to be unreasonably withheld, conditioned or delayed); provided, however, that Seller may, without the consent of Buyer, enter into service contracts, equipment leases and other agreements which are needed to operate the Property in the ordinary course of business and which are cancelable on thirty (30) days' notice without penalty. Seller shall provide Buyer with a copy of any new contract or agreement executed within seven (7) days of execution.
(3)Tenant Leases. Seller shall not enter into any new leases or other occupancy agreements affecting the Property without the prior written consent of Buyer (which may be withheld in Buyer's sole discretion). In no event shall Seller have any obligation to enter into any new leases affecting the Property or modify or terminate any existing Tenant Lease unless Buyer shall agree to pay or reimburse Seller on the Closing Date for all leasing costs, including tenant improvement costs and allowances, leasing commissions and attorneys' fees, in connection with any new lease affecting the Property or modification to or the termination of an existing Tenant Lease which is entered into after the date hereof.
(4)Conveyances and Encumbrances. During the term of this Agreement, Seller shall not, without the prior written consent of Buyer (which may be withheld in Buyer's sole discretion), convey any interest in the Land and Improvements, or subject the Land or Improvements to any additional liens, encumbrances, covenants, conditions, easements, or rights of way, except as expressly contemplated or permitted pursuant to and in accordance with the terms of the Declaration.
(5)Approval. If Seller delivers a written request to Buyer for Buyer's approval of any matter for which Buyer's approval is required under this Section 8G together with all reasonable information necessary for Buyer to make an informed decision as to whether to approve such request (an “Approval Request”), then Buyer shall respond in writing with its approval or disapproval (with the reasons for such disapproval in reasonable detail) within five (5) business days after its receipt of such Approval Request.
H.Seller's Environmental Inquiry. Buyer acknowledges and agrees that the sole inquiry and investigation Seller has conducted in connection with the environmental condition of the Property is to obtain the reports listed on Exhibit O attached hereto (the “Environmental Reports”), and that, for all purposes, including, without limitation, California Health and Safety Code Section 25359.7, Seller has acted reasonably in solely relying upon said inquiry and investigation.
I.Natural Hazard Disclosure Requirement. Buyer and Seller acknowledge that Seller or Seller's Broker (as hereinafter defined) may be required to disclose if the Property lies within the following natural hazard areas or zones: (1) a special flood hazard area (any type Zone “A” or “V”) designated by the Federal Emergency Management Agency (Cal. Gov. Code § 8589.3); (2) an area of potential flooding shown on a dam failure inundation map designated pursuant to Cal. Gov. Code § 8589.5 (Cal. Gov. Code § 8589.4); (3) a very high fire hazard severity zone designated pursuant to Cal. Gov. Code § 51178 or 51179 (in which event the owner maintenance obligations of Cal. Gov. Code § 51182 would apply) (Cal. Gov. Code § 51183.5); (4) a wildland area that may contain substantial forest fire risks and hazards designated pursuant to Cal. Pub. Resources Code § 4125 (in which event (i) the property owner would be subject to the maintenance requirements of Cal. Pub. Resources Code § 4291 and (ii) it would not be the state's responsibility to provide fire protection services to any building or structure located within the wildland area except, if applicable, pursuant to Cal. Pub. Resources Code § 4129 or pursuant to a cooperative agreement with a local agency for those purposes pursuant to Cal. Pub. Resources Code § 4142 (Pub. Resources Code § 4136)); (5) an earthquake fault zone (Pub. Resources Code § 2621.9); or (6) a seismic hazard zone (and, if applicable, whether a landslide zone or liquefaction zone) (Pub. Resources Code § 2694). THESE HAZARDS MAY LIMIT BUYER'S ABILITY TO DEVELOP THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY

AFFECT THE PROPERTY.
J.Notifications. Seller and Buyer each agree to promptly notify the other of the occurrence of any of the foregoing (except to the extent Seller and Buyer are simultaneously notified by any other person or entity of such occurrence):
(1)receipt of notice of eminent domain proceedings or condemnation of or affecting the Property, or any portion thereof;
(2)receipt of notice from any governmental authority or insurance underwriter relating to the condition, use or occupancy of the Property, or any portion thereof, or any real property adjacent to any of the Property, or setting forth any requirements with respect thereto;
(3)notice of any actual or threatened litigation affecting or relating to the Property, or any portion thereof, or either party's ability to consummate the transactions contemplated by this Agreement; and
(4)any event that would make any representation or warranty of Seller or Buyer contained in this Agreement materially false or misleading, it being understood that providing notice shall in no way relieve either party of liability for breach by such party of any of its representations or warranties under this Agreement.
9.DISCLAIMER, RELEASE AND ASSUMPTION. AS AN ESSENTIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, AND AS PART OF THE DETERMINATION OF THE PURCHASE PRICE, BUYER ACKNOWLEDGES, UNDERSTANDS AND AGREES AS OF THE DATE HEREOF AND AS OF THE CLOSING DATE AS FOLLOWS:
A.DISCLAIMER.
(1)AS-IS, WHERE IS. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS” AND “WITH ALL FAULTS” BASIS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY OR ANY OTHER MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION: (i) THE QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION AND ASPECTS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, SEISMIC ASPECTS OF THE PROPERTY, FOUNDATION, ROOF, APPURTENANCES, ACCESS, SIGNAGE, LANDSCAPING, PARKING FACILITIES AND THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE, AND UTILITY SYSTEMS, FACILITIES AND APPLIANCES, THE SQUARE FOOTAGE WITHIN THE IMPROVEMENTS ON THE PROPERTY AND THE IMPROVEMENTS AND WITHIN EACH TENANT SPACE THEREIN, (ii) THE QUALITY, NATURE, ADEQUACY, AND PHYSICAL CONDITION OF SOILS, GEOLOGY AND ANY GROUNDWATER, (iii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF UTILITIES SERVING THE PROPERTY, (iv) THE DEVELOPMENT POTENTIAL OF THE PROPERTY, AND THE PROPERTY'S USE, HABITABILITY, MERCHANTABILITY, OR FITNESS, SUITABILITY, VALUE OR ADEQUACY OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, (v) THE ZONING AND OTHER LEGAL STATUS OF THE PROPERTY, THE IMPROVEMENTS AND ANY OTHER PUBLIC OR PRIVATE RESTRICTIONS ON USE OF THE PROPERTY, (vi) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS AND RESTRICTIONS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL ENTITY OR OF ANY OTHER PERSON OR ENTITY, (vii) THE PRESENCE OF HAZARDOUS MATERIALS (as hereinafter defined) ON, UNDER OR ABOUT THE PROPERTY OR THE ADJOINING OR NEIGHBORING PROPERTY, (viii) THE QUALITY OF ANY LABOR AND MATERIALS USED IN ANY IMPROVEMENTS ON THE PROPERTY, (ix) THE CONDITION OF TITLE TO THE PROPERTY, (x) ANY LEASES, CONTRACTS, OR OTHER AGREEMENTS AFFECTING THE PROPERTY AND THE IMPROVEMENTS, AND (xi) ECONOMICS OF THE OPERATION OF THE PROPERTY AND THE IMPROVEMENTS OR THE FINANCIAL CONDITION OF ANY TENANT OF THE PROPERTY.
(2)SOPHISTICATION OF BUYER. BUYER ACKNOWLEDGES AND AGREES THAT IT IS A SOPHISTICATED BUYER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF THE PROPERTY, AND THAT BUYER HAS BEEN GIVEN OR WILL BE GIVEN BEFORE THE END OF THE DUE DILIGENCE PERIOD, A FULL OPPORTUNITY TO INSPECT AND INVESTIGATE EACH AND EVERY ASPECT OF THE PROPERTY AND ANY AND ALL MATTERS RELATING THERETO, EITHER INDEPENDENTLY OR THROUGH AGENTS OF BUYER'S CHOOSING, INCLUDING, WITHOUT LIMITATION:

(a)ALL MATTERS RELATING TO TITLE, TOGETHER WITH ALL GOVERNMENTAL AND OTHER LEGAL REQUIREMENTS SUCH AS TAXES, ASSESSMENTS, ZONING, USE PERMIT REQUIREMENTS AND BUILDING CODES.
(b)THE PHYSICAL CONDITION AND ASPECTS OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE INTERIOR, THE EXTERIOR, THE SQUARE FOOTAGE WITHIN THE IMPROVEMENTS AND WITHIN EACH TENANT SPACE THEREIN, THE STRUCTURE, SEISMIC ASPECTS OF THE PROPERTY, THE PAVING, THE UTILITIES, AND ALL OTHER PHYSICAL AND FUNCTIONAL ASPECTS OF THE PROPERTY. SUCH EXAMINATION OF THE PHYSICAL CONDITION OF THE PROPERTY SHALL INCLUDE AN EXAMINATION FOR THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS, WHICH SHALL BE PERFORMED OR ARRANGED BY BUYER AT BUYER'S SOLE EXPENSE. FOR PURPOSES OF THIS AGREEMENT, “HAZARDOUS MATERIALS” SHALL MEAN MOLD, FUNGI, BACTERIA AND/OR BIOLOGICAL GROWTH OR BIOLOGICAL GROWTH FACTORS, INFLAMMABLE EXPLOSIVES, RADIOACTIVE MATERIALS, ASBESTOS, POLYCHLORINATED BIPHENYLS, LEAD, LEAD-BASED PAINT, UNDER AND/OR ABOVE GROUND TANKS, HAZARDOUS MATERIALS, HAZARDOUS WASTES, HAZARDOUS SUBSTANCES, OIL, OR RELATED MATERIALS, WHICH ARE LISTED OR REGULATED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED (42 U.S.C. SECTIONS 6901, ET SEQ.), THE RESOURCES CONSERVATION AND RECOVERY ACT OF 1976 (42 U.S.C. SECTION 6901, ET SEQ.), THE CLEAN WATER ACT (33 U.S.C. SECTION 1251, ET SEQ.), THE SAFE DRINKING WATER ACT (14 U.S.C. SECTION 1401, ET SEQ.), THE HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. SECTION 1801, ET SEQ.), AND THE TOXIC SUBSTANCE CONTROL ACT (15 U.S.C. SECTION 2601, ET SEQ.), AND ANY OTHER APPLICABLE FEDERAL, STATE OR LOCAL LAWS.
(c)ANY EASEMENTS AND/OR SIGNAGE OR ACCESS RIGHTS AFFECTING THE PROPERTY.
(d)THE TENANT LEASES AND ALL MATTERS IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF THE TENANTS TO PAY THE RENT AND THE ECONOMIC VIABILITY OF THE TENANTS.
(e)ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THE CONTRACTS AND ANY OTHER DOCUMENTS OR AGREEMENTS OF SIGNIFICANCE AFFECTING THE PROPERTY, AND ANY RECIPROCAL EASEMENT AGREEMENTS OR ANY OTHER OPERATING AGREEMENTS AFFECTING THE PROPERTY.
(f)ALL FINANCIAL EXAMINATIONS AND OTHER MATTERS OF SIGNIFICANCE AFFECTING THE PROPERTY, THE TENANTS OF THE PROPERTY OR OTHERWISE RELATING TO THE ACQUISITION BY BUYER OF THE PROPERTY.
BUYER WILL ACQUIRE THE PROPERTY SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER'S POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER (OTHER THAN IN THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS).
(3)PASSIVE OWNER. SELLER HAS DELEGATED THE DAY-TO-DAY MANAGEMENT AND OPERATION OF THE PROPERTY TO A THIRD PARTY MANAGER OF THE PROPERTY. SELLER HAS DELEGATED THE LEASING OF THE PROPERTY TO A THIRD PARTY LEASING AGENT FOR THE PROPERTY.
(4)DUE DILIGENCE MATERIALS. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY IS SOLELY FOR BUYER'S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES AND SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS DELIVERED BY SELLER TO BUYER AT CLOSING, SELLER MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, EXCEPT AS SET FORTH IN THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS. SELLER SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTY NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY SELLER OR BY ANY

MANAGER, LEASING AGENT, REAL ESTATE BROKER, AGENT, REPRESENTATIVE, AFFILIATE, DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE, SERVANT, CONSTITUENT PARTNER OR MEMBER OF SELLER, AFFILIATE OF SELLER, OR OTHER PERSON OR ENTITY ACTING ON SELLER'S BEHALF.
(5)CONSPICUOUS DISCLAIMERS. TO THE EXTENT REQUIRED TO BE OPERATIVE, THE DISCLAIMERS OF WARRANTIES CONTAINED HEREIN ARE “CONSPICUOUS” DISCLAIMERS FOR PURPOSES OF ANY APPLICABLE LAW, RULE, REGULATION OR ORDER.
B.RELEASE. EXCEPT FOR EXCLUDED CLAIMS (AS HEREINAFTER DEFINED), BUYER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES ITS RIGHT TO RECOVER FROM, AND FOREVER RELEASES AND DISCHARGES, ALL SELLER RELEASED PARTIES (AS HEREINAFTER DEFINED) FROM ANY AND ALL DEMANDS, CLAIMS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, LOSSES, LIABILITIES, DAMAGES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN (“CLAIMS”), WHICH ANY BUYER OR ANY PARTY RELATED TO OR AFFILIATED WITH BUYER (A “BUYER RELATED PARTY”) HAS OR MAY HAVE ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY INCLUDING THE DOCUMENTS AND INFORMATION REFERRED TO HEREIN, THE TENANT LEASES AND THE TENANTS THEREUNDER, SIGNAGE RIGHTS, ENTITLEMENTS, ZONING, PARKING, TITLE DOCUMENTS OR DEFECTS, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION AND ANY ENVIRONMENTAL CONDITIONS, VALUATION, SALABILITY OR UTILITY OF THE PROPERTY OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER, AND BUYER SHALL NOT LOOK TO ANY SELLER RELEASED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION, AND IN THAT REGARD, BUYER HEREBY EXPRESSLY WAIVES ALL RIGHTS AND BENEFITS IT MAY NOW HAVE OR HEREAFTER ACQUIRE UNDER CALIFORNIA CIVIL CODE SECTION 1542, OR SIMILAR STATUTE UNDER DELAWARE LAW, WHICH PROVIDES: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” THE FOREGOING PROVISIONS OF THIS SECTION 9B SHALL NOT LIMIT, HOWEVER, SELLER'S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH. AS USED HEREIN, “EXCLUDED CLAIMS” MEANS CLAIMS ARISING OUT OF (I) BREACHES OF THE REPRESENTATIONS AND WARRANTIES IN SECTION 8B HEREOF OR THE CLOSING DOCUMENTS, (II) BREACHES OF COVENANTS IN SECTION 8G HEREOF, (III) ANY DEFAULT BY SELLER AS “LESSOR” UNDER THE TENANT LEASES PRIOR TO THE CLOSING, (IV) ANY OBLIGATIONS OF SELLER AS “LESSOR” UNDER THE TENANT LEASES TO THE EXTENT ACCRUING PRIOR TO THE CLOSING, (V) ANY RECONCILIATIONS UNDER THE TENANT LEASES WITH RESPECT TO ANY PERIOD PRIOR TO THE CLOSING, (VI) THE RETAINED LIABILITIES, OR (VII) ANY FRAUD ON THE PART OF SELLER.
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INITIALS OF BUYER
AS USED HEREIN, “SELLER RELEASED PARTIES” SHALL MEAN SELLER AND SELLER'S AFFILIATES, AND THEIR RESPECTIVE PARTNERS, MEMBERS, SHAREHOLDERS, OWNERS, OFFICERS, DIRECTORS, AGENTS, REPRESENTATIVES, ATTORNEYS, EMPLOYEES, SERVANTS, CONTROLLING PERSONS AND ANY OTHER PERSON OR ENTITY ACTING ON SELLER'S BEHALF.
C.SURVIVAL. THIS SECTION 9 SHALL SURVIVE THE CLOSING DATE OR THE EARLIER TERMINATION OF THIS AGREEMENT AND SHALL NOT BE DEEMED TO HAVE MERGED INTO ANY OF THE DOCUMENTS EXECUTED OR DELIVERED AT CLOSING.
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INITIALS OF BUYER
D.CERTAIN PROPERTY DISCLOSURES. WITH RESPECT TO ALL OF THE FOLLOWING MATTERS IN THIS SECTION 9D AND WITHOUT LIMITATION ON ANY OTHER PROVISIONS OF THIS AGREEMENT, BUYER HAS EVALUATED SUCH MATTERS PRIOR TO THE EFFECTIVE DATE. EXCEPT FOR THE EXCLUDED CLAIMS, BUYER SHALL NOT SEEK ANY PAYMENT

OR OTHER ACTION FROM SELLER (AND SELLER SHALL HAVE NO OBLIGATION) WITH RESPECT TO SUCH MATTERS; ANY DISCLOSURE OF SUCH MATTERS BY TENANTS OR OTHERS SHALL NOT BE A CAUSE FOR OBJECTION BY BUYER; SUCH MATTERS HAVE ALREADY BEEN TAKEN INTO ACCOUNT IN CALCULATION OF THE PURCHASE PRICE OF THE PROPERTY; AND SUCH MATTERS SHALL NOT BE DEEMED TO EXPAND IN ANY MANNER THE LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED HEREIN. WITHOUT LIMITATION ON THE GENERALITY OF THE FOREGOING:
(1)ENVIRONMENTAL MATTERS. SELLER HAS DELIVERED TO BUYER (AND BUYER ACKNOWLEDGES RECEIPT OF) THE ENVIRONMENTAL REPORTS. SELLER SHALL HAVE NO OBLIGATION IN CONNECTION WITH THE MATTERS ADDRESSED IN SUCH DOCUMENTS.
(2)LAND USE, ZONING, ENTITLEMENT AND DEVELOPMENT ISSUES. BUYER HAS DETERMINED, PRIOR TO THE EFFECTIVE DATE, THAT IT IS SATISFIED WITH THE STATUS AND COMPLIANCE OF THE PROPERTY WITH RESPECT TO ANY AND ALL LAND USE, ZONING, ENTITLEMENT AND DEVELOPMENT LAWS, RULES, ORDINANCES, REGULATIONS, RESTRICTIONS, STANDARDS, AGREEMENTS AND SIMILAR ITEMS AFFECTING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ALL MATTERS PERTAINING TO THE MELLO ROOS FACILITY.

____________________
INITIALS OF BUYER

10.Conditions to Closing.
A.Seller's Conditions to Closing. In addition to the conditions provided in other provisions of this Agreement, Seller's obligations to perform its undertakings provided in this Agreement (including its obligation to sell the Property) are conditioned on the following (any of which may be waived in writing by Seller):
(1)Performance by Buyer. The due performance by Buyer in all material respects of each and every undertaking and agreement to be performed by it hereunder (including the delivery to Seller of the Closing Payment and all other items specified to be delivered by Buyer in Section 6 hereof).
(2)Representations and Warranties. The truth of each representation and warranty made by Buyer in this Agreement in all material respects at the time as of which the same is made and as of the Closing Date as if made on and as of the Closing Date; provided, however, that a representation or warranty shall not be deemed to be untrue or incorrect in any material respect as of the Closing Date by reason of changed facts or circumstances arising after the date hereof which pursuant to the terms of this Agreement did not arise by reason of any material breach of any covenant made by Buyer under this Agreement.
(3)Tenant Leases. The Tenant Leases are each in full force and effect, all amounts due and payable thereunder have been paid in full and Buyer is not in material or monetary default thereunder; provided, however, that if there is a monetary default under the Tenant Leases, Seller shall not have the right to terminate this Agreement if on or prior to the Closing Date, Buyer pays all amounts required to cure such monetary default.
(4)Brokerage Agreement. Seller and Buyer's Broker (as hereinafter defined) shall have entered into an agreement, in form and substance acceptable to Seller in its sole discretion, with respect to the commission and any other amounts due and payable to Buyer's Broker at Closing in connection with all of the transactions contemplated by this Agreement (the “Brokerage Agreement”).
B.Buyer's Conditions to Closing. In addition to the conditions provided in other provisions of this Agreement, Buyer's obligations to perform its undertakings provided in this Agreement (including its obligation to purchase the Property) are conditioned on the following (any of which may be waived in writing by Buyer):
(1)Performance by Seller. The due performance by Seller in all material respects of each and every undertaking and agreement to be performed by it hereunder (including the delivery to Buyer of the items specified to be delivered by Seller in Section 6).
(2)Accuracy of Representations and Warranties. The representations and warranties of Seller are true and correct in all material respects as of the Closing Date as if made on such Closing Date, subject to changes contemplated by the express terms of this Agreement; provided, however, that any changes made to the representations and warranties provided in Sections 8B(1) through 8B(4), inclusive, shall constitute a default by Seller hereunder; further provided, however, that a representation or warranty shall not be deemed to be untrue or incorrect in any material respect as of the Closing Date by reason of changed facts or circumstances arising after the date hereof which pursuant to the terms of this Agreement did not arise by reason of any material breach of any covenant made by Seller under this Agreement.
(3)Title Policy. The Title Company shall be irrevocably committed to issue at Closing an Owner's

Policy in the form of the Pro Forma Policy, insuring Buyer's title to the Property as of the time and date of Closing, in the amount of the Purchase Price, subject only to the payment of the policy premium by Buyer.
(4)Development Agreement Estoppel Certificate. Seller shall have used good faith efforts to obtain an estoppel certificate from the City of Redwood City, substantially in the form of Exhibit R attached hereto; provided, however, that, notwithstanding anything to the contrary contained herein, the receipt of such estoppel certificate or any other estoppel certificate from the City of Redwood City shall in no event be a condition of Buyer's obligation to perform its undertakings provided in this Agreement (including its obligation to purchase the Property).
(5)Tenant Leases. Seller shall not have terminated the Tenant Leases due solely to the default of Buyer, as “Lessee”, thereunder and Seller is not in material or monetary default thereunder; provided, however, that if there is a monetary default by Seller under the Tenant Leases, Buyer shall not have the right to terminate this Agreement if on or prior to the Closing Date, Seller pays all amounts required to cure such monetary default; further provided, however, that the foregoing shall neither (i) be deemed a waiver or limitation of the rights and remedies of Seller, as “Lessor”, following a default by the “Lessee” thereunder, nor (ii) prohibit Seller from terminating the Tenant Leases in accordance with the provisions set forth in the Tenant Leases for any other reason and, after the Outside Closing Date, for the “Lessee's” default thereunder, in each case in Seller's sole and absolute discretion.
11.Miscellaneous.
A.Brokerage Issues.
(1)Generally. Except for Buyer's Broker (as defined in subsection (2) below), Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by such party in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify, protect, defend and hold Buyer and Buyer's affiliates harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify, protect, defend and hold Seller and Seller's affiliates harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Buyer.
(2)Broker's Commission. Cornish & Carey Commercial Newmark Knight Frank, a California corporation (“Buyer's Broker”), has been engaged by Buyer in connection with the transaction contemplated by this Agreement. At Closing, Seller shall pay (or cause to be paid through the Escrow) to Buyer's Broker a commission pursuant to the Brokerage Agreement.
(3)This Section 11A shall survive the Closing Date.
B.Limitation of Liability. No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Seller or any affiliate of Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets, respectively, for the payment of any claim or for any performance, and Buyer hereby waives any and all such personal liability. No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Buyer or any affiliate of Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer's assets, respectively, for the payment of any claim or for any performance, and Seller hereby waives any and all such personal liability. For purposes of this Section 11B, no negative capital account or any contribution or payment obligation of any partner or member in Seller shall constitute an asset of Seller. The limitations of liability contained in this Section 11B shall survive the termination of this Agreement or the Closing Date, as applicable, and are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument.
C.Additional Limitation on Remedies. Without limitation on the other limitations on remedies contained herein, in the event of any dispute between the parties respecting this Agreement or the transactions herein contemplated, Buyer hereby waives (i) any right to record or file a lis pendens or other similar notice of suit, except that Buyer may record a lis pendens in connection with a good faith, valid action for specific performance as provided in Section 3C(3) and (ii) any right to assert any claim affecting the right of possession or title to the Property; provided, however, the foregoing shall not limit Buyer's rights with respect to a permitted specific performance claim in Section 3C(3) hereunder.
D.Successors and Assigns. Buyer may not assign or transfer its rights or obligations under this Agreement (or make an offer or enter into negotiations to do so) without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder) provided, however, Buyer may assign its interest in this Agreement without the consent of Seller (provided Buyer provides written notice to Seller of any such assignment prior to or immediately following the effectiveness of such assignment, together with a copy of the applicable document(s) effectuating such assignment) to a “single-purpose entity” which is “controlled by Buyer” (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but Buyer shall not be released from its obligations hereunder). As used herein, “controlled by Buyer” with respect to an entity means that Buyer: (1) has the sole ability to direct the management, policies and operation of such entity, directly or indirectly, through voting securities or otherwise; and (2) Buyer owns more than fifty percent (50%) of the direct or indirect ownership interests in such entity. Any change in control or majority ownership of Buyer constitutes an assignment for purposes of this subsection. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. In addition, Buyer shall not re-sell the Property or assign its rights or obligations under this Agreement (or make an offer or enter into negotiations to do so) through a “double escrow” or other similar mechanism without Seller's prior written consent. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and shall be binding upon the successors and assigns of the parties.
E.Notices. Any notice which a party is required or may desire to give the other party shall be in writing and may be delivered (1) personally, (2) by United States registered or certified mail, postage prepaid, (3) by Federal Express or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice); or (4) by facsimile, provided that such facsimile shall be immediately followed by delivery of such notice pursuant to clause (1), (2) or (3) above. Any such notice shall be addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):
To Buyer:

100 Cardinal Way
Redwood City, CA 94063
Attention:    Peter M. McGoff
Telephone:    (650) 385-5244
Facsimile:    (650) 385-4424

With Copy To:

Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105
Attention:    Charles H. Seaman
Telephone:    (415) 659-5910
Facsimile:    (415) 391-8269

To Seller:

c/o Starwood Capital Group Global, L.L.C.
100 Pine Street, Suite 3000
San Francisco, CA 94105
Attention:    Andrew Wong
Telephone:    (415) 247-1235
Facsimile:    (415) 633-4156

With Copy To:
Rinaldi, Finkelstein & Franklin, LLP
591 West Putnam Avenue
Greenwich, CT 06830
Attention:    James E. Raved
Telephone:    (203) 422-7776
Facsimile:    (203) 422-7868

And To:
Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606
Attention:    Robert Gordon
Telephone:    (312) 701-7153
Facsimile:    (312) 706-8708

And To:
Mayer Brown LLP
Two Palo Alto Square, Suite 300
3000 El Camino Real
Palo Alto, CA 94306
Attention:    Dave S. Shong
Telephone:    (650) 331-2074
Facsimile:    (650) 331-4574

To Title Company:
First American Title Insurance Company
National Commercial Services
1737 N. First Street, Suite 500
San Jose, California 95112
Attention:    Ms. Dian L. Blair
Telephone:    (408) 451-7828
Facsimile:    (408) 451-7836

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon actual receipt of the same by the party to whom the same is to be given. Notices given by facsimile transmission shall be deemed given upon the receipt by the sender of electronic confirmation that such facsimile transmission has been sent. The attorneys for any party hereto shall be entitled to provide any notice that a party desires to give or is required to give hereunder.
F.Legal Costs. In the event any action be instituted by a party to enforce this Agreement, the prevailing party in such action (as determined by the court, agency or other authority before which such suit or proceeding is commenced), shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the decision maker. The foregoing includes, but is not limited to, reasonable attorneys' fees, expenses and costs of investigation incurred in (1) appellate proceedings; (2) in any post-judgment proceedings to collect or enforce the judgment; (3) establishing the right to indemnification; and (4) any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. This provision is separate and several and shall survive the consummation of the transaction contemplated by Agreement or the earlier termination of this Agreement.
G.Jurisdiction; Venue. Each party consents to the jurisdiction of any state or federal court located within California, waives personal service of any and all process upon it, consents to the service of process by registered mail directed to it at the address stated in Section 11E, and acknowledges that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused). In addition, each party consents and agrees that venue of any action instituted under this Agreement or any agreement executed in connection herewith shall be proper in San Mateo County, California, and each party waives any objection to venue.
H.Confidentiality. The terms of the transfers contemplated in this Agreement, including the Purchase Price and all other financial terms, as well as the information delivered by Seller (or Seller's representative, agents, attorneys or broker) or discovered by Buyer and its agents in connection with its due diligence investigation of the Property or otherwise hereunder shall remain confidential and shall not be disclosed by Buyer without the written consent of Seller except (1) to Buyer's directors, officers, partners, members, employees, legal counsel, accountants, engineers, architects, representatives, agents, consultants, contractors, financial institutions, financial advisors and similar professionals and consultants (together with Buyer, each, a “Buyer Party” and collectively, the “Buyer Parties”) to the extent Buyer deems it necessary or appropriate in connection with the transaction contemplated hereunder (and Buyer shall inform each of the foregoing parties of such party's obligations under this Section and shall secure the agreement of such parties to be bound by the terms hereof); (2) as otherwise required by law or regulation; or (3) is required to be disclosed in order to enforce the terms of this Agreement; or (4) such information is otherwise publicly known or available through means other than breach of this provision. Buyer shall indemnify, defend and hold Seller and the Seller Released Parties harmless from and against any claims arising from a breach by any of the Buyer Parties of this Section 11H. The provisions of this Section 11H shall survive a termination of this Agreement, but shall terminate upon the Closing.
I.Further Instruments. Each party will, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement. This provision shall survive the Closing.
J.Matters of Construction.
(1)Incorporation of Exhibits. All exhibits attached and referred to in this Agreement are hereby incorporated herein as fully set forth in (and shall be deemed to be a part of) this Agreement.
(2)Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters except the Deposit Escrow Agreement and the Closing Escrow Agreement.
(3)Time of the Essence. Subject to subsection (4) below, time is of the essence of this Agreement.
(4)Non-Business Days. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “business day” means any day other than a Saturday, Sunday or federal or State of California holiday.
(5)Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
(6)Interpretation. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. Whenever the words “including”, “include” or “includes” are used in this Agreement, they should be interpreted in a non-exclusive manner. The captions and headings of the Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Except as otherwise indicated, all Exhibit and Section references in this Agreement shall be deemed to refer to the Exhibits and Sections in this Agreement. Each party acknowledges that it has had counsel of its own choosing in connection with the negotiation of this Agreement, and further acknowledges and agrees that this Agreement (a) has been reviewed by it and its counsel; (b) is the product of negotiations between the parties, and (c) shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any ambiguity in the language of the Agreement is not to be resolved against Seller or Buyer, but shall be given a reasonable interpretation in accordance with the plain meaning of the terms of this Agreement and the intent of the parties as manifested hereby.
(7)No Waiver. Waiver by one party of the performance of any covenant, condition or promise of the other party shall not invalidate this Agreement, nor shall it be deemed to be a waiver by such party of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature). No failure or delay by one party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by such party while the other party continues to be so in default.
(8)Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.
(9)Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICTS OF LAW). Each of the parties hereto hereby irrevocably and unconditionally agrees that (A) to the extent that such party is not otherwise subject to service of process in the State of California, to appoint and maintain an agent in the State of California as such party's agent for acceptance of legal process and notify the other parties hereto of the name and address of such agent, and (B) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable law, service made pursuant to (A) or (B) above shall have the same legal force and effect as if served upon such party personally within the State of California.

(10)Third Party Beneficiaries. Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party (express or implied), and no third party shall be entitled to enforce or otherwise shall acquire any right, remedy or benefit by reason of any provision of this Agreement.
(11)Amendments. This Agreement may be amended by written agreement of amendment executed by all parties hereto, but not otherwise.
(12)Survival. Unless otherwise expressly provided for in this Agreement, the representations, warranties, covenants and conditions of the parties set forth in this Agreement shall not survive the consummation of the transaction contemplated by this Agreement. Notwithstanding the foregoing (a) all indemnification obligations in this Agreement shall survive the closing of the transaction on the Closing Date; and (b) the indemnification obligations set forth in Sections 5, 11A and 11H shall survive the termination of this Agreement.
K.Press Releases. The parties agree that following Closing either party may issue a press release regarding this Agreement or the transaction contemplated, provided that at least two (2) business days prior to the issuance of any press release, the disclosing party has given the other party a draft of such release and the opportunity to comment thereon, and in the event that the non-disclosing party has reasonable comments on such press release, such press release shall not be issued unless the parties have mutually agreed upon the terms of the same.
L.Buyer's Delivery of Certain Information. In the event the transaction contemplated hereby shall fail to close for any reason other than a default by Seller hereunder, Buyer shall, at its expense, promptly deliver to Seller (1) all existing originals and copies of the written information and materials supplied to Buyer by Seller, the on-site property manager or their respective agents; and (2) true, accurate and complete copies of any written information concerning the Property prepared by or on behalf of Buyer in connection with its investigations hereunder (including any reports, and audits prepared by any third parties), but excluding any confidential or proprietary information of Buyer. Seller shall not hold Buyer responsible for the accuracy of any information prepared by Buyer or third parties which is delivered to Seller in connection with this Section.
M.Post Closing Access. For a period of three (3) years subsequent to the Closing Date, Seller and its employees, agents and representatives shall be entitled to access during business hours to the items set forth on Exhibit I attached hereto for tax and audit purposes, regulatory compliance, cooperation with governmental investigations and in connection with Retained Liabilities and any Seller obligations and liabilities that expressly survive the Closing, upon reasonable prior written notice to Buyer, and shall have the right to make copies of such documents, books and records at Seller's expense. Buyer shall have the right to require that a representative of Buyer accompany Seller during any access by Seller pursuant to this Section 11M.
N.Indemnification Obligations. The indemnification obligations under this Agreement shall be subject to the following provisions:
(1)The party seeking indemnification (“Indemnitee”) shall notify the other party (“Indemnitor”) of any Claim against Indemnitee within forty five (45) days after it has notice of such Claim, but failure to notify Indemnitor shall in no case prejudice the rights of Indemnitee under this Agreement unless Indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should Indemnitor fail to discharge or undertake to defend Indemnitee against such liability (with counsel approved by Indemnitee), within thirty (30) days after Indemnitee gives Indemnitor written notice of the same, then Indemnitee may defend and settle such Claim, and Indemnitor's liability to Indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in effecting such settlement. Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Indemnitee unless: (a) the employment of such counsel shall have been authorized in writing by Indemnitor in connection with the defense of such action, (b) Indemnitor shall not have employed counsel to direct the defense of such action or any such counsel employed by Indemnitor shall have failed to commence or pursue such defense, or (c) Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Indemnitor (in which case Indemnitor shall not have the right to direct the defense of such action or of Indemnitee), in any of which events such fees and expenses shall be borne by Indemnitor.
(2)The indemnification obligations under this Agreement shall cover the costs and expenses of Indemnitee, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnities.
(3)The indemnification obligations of Indemnitor under this Agreement shall also benefit any present or future advisor, trustee, director, officer, partner, member, manager, employee, beneficiary, shareholder, participant and agent of or in Indemnitee or any entity now or hereafter having a direct or indirect ownership interest in Indemnitee.
O.No Recordation. In no event shall this Agreement or any document or other memorandum related to the subject matter of this Agreement be recorded without the prior written consent of Seller.

P.Cure Rights. In the event that either party is in default of any of its obligations hereunder (the “Defaulting Party”), the other party (the “Non-Defaulting Party”) shall give the Defaulting Party written notice of such default (the “Notice of Default”). Except as otherwise expressly provided herein, the Defaulting Party shall thereafter have two (2) business days after receipt of such written Notice of Default to cure such default, but in no event later than the Outside Closing Date. The foregoing notice obligation and cure right shall not apply to the delivery by Buyer of the Deposit or the Closing Payment to Title Company, or to the delivery by Seller or Buyer of the Closing Documents to the Title Company.
Q.Counterparts/Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument, with the same effect as if all of the parties to this Agreement had executed the same counterpart. Signatures to this Agreement transmitted by facsimile or by e-mail transmission with .pdf or .tif attachment shall be valid and effective to bind the party so signing, provided that each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own facsimile, .pdf or .tif signature and shall accept the facsimile signature of the other party to this Agreement.
R.No Joint Venture. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Seller and Buyer specifically established hereby. This Section 11R shall survive Closing and any termination of this Agreement.
S.Exclusivity. Seller agrees not to actively market the Property for sale to other parties or otherwise solicit offers to purchase from other prospective purchasers from the period commencing on the Effective Date through and including December 12, 2011 (the “Exclusivity Expiration Date”), unless this Agreement is sooner terminated in accordance with the terms contained herein. After the Exclusivity Expiration Date, Buyer hereby acknowledges that Buyer's rights with respect to the purchase of the Property shall be non-exclusive and that notwithstanding this Agreement, Seller shall have the right, in Sellers' sole and absolute discretion, to actively market the Property for sale to other parties, and in connection therewith, Seller shall have the right to offer the Property for sale to the other parties and to solicit back-up offers from and extend back-up offers to and otherwise negotiate with, other parties for the purchase and sale of the Property on a back-up basis after the Exclusivity Expiration Date. Notwithstanding the foregoing, nothing in this Section 11S shall be construed to relieve Seller of its obligations to sell the Property to Buyer pursuant to the terms and conditions of this Agreement.
T.Tax-Free Exchange. Seller and Buyer agree that, at either party's election, either party (the “Electing Party”) may consummate the sale or acquisition, as the case may be, of the Property as a so-called like-kind or tax-deferred exchange (the “Tax-Free Exchange”) pursuant to Section 1031 of the Code and the other party (the “Non-Electing Party”) agrees to reasonably cooperate with the Electing Party in connection therewith (including but not limited to executing such documents as the Electing Party may reasonably request), provided that: (i) the Electing Party shall effect the Exchange through an assignment of its rights, but not its obligations, under this Agreement to a qualified intermediary as provided in Treasury Regulations Section 1.1031(k)-1(g)(4) and the Non-Electing Party shall not be required to acquire or hold title to any real property for purposes of consummating the Exchange; (ii) the Electing Party shall pay any additional costs that would not otherwise have been incurred by either party had the Electing Party not consummated the sale through an Exchange; (iii) the Closing shall not be delayed by reason of an Exchange; (iv) such Exchange shall not be contrary to or inconsistent with the terms of this Agreement; and (v) the Electing Party shall, and hereby does, indemnify and hold the Non-Electing Party harmless from any loss, cost, damage, liability or expense which may arise or which the Non-Electing Party may suffer in connection with an Exchange. The Non-Electing Party shall not by this Agreement or acquiescence to the Exchange (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to the Requesting Party that the Exchange in fact complies with Section 1031 of the Code. The indemnification provisions set forth in this Section 11T shall survive the Closing.
U.Preparation and Delivery of Financial Statements.
(1)During the period commencing on the Effective Date and continuing through the date that is six (6) months after the Closing Date, Seller shall, from time to time, upon reasonable advance notice from Buyer, (i) furnish to Buyer and its accountants, representatives, agents and employees any and all financial and other information pertaining to Seller's ownership and operation of the Property, which information is necessary, in the reasonable opinion of Buyer or Buyer's accountants, to enable Buyer and Buyer's accountants to timely prepare, audit and file financial statements in compliance with Form 8-K and Rule 3-14 of Regulation S-X of the Securities Exchange Act, (ii) cooperate with all commercially reasonable requests of Buyer and Buyer's accountants with respect to the preparation of such financial statements, (iii) provide a signed representation letter, in commercially reasonable form, as prescribed by generally accepted auditing standards to enable Buyer's accountants to render an opinion on such financial statements, and (iv) take any other reasonable actions necessary in connection with the foregoing; provided, however, that in any such event(s), Buyer shall reimburse Seller for those reasonable third party, out-of-pocket costs and expenses that Seller incurs in order to comply with the foregoing.

(2)Certain Definitions:
(a)“SEC” means the U.S. Securities and Exchange Commission.
(b)“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
V.Additional Development of Property. After Closing, Seller shall reasonably cooperate with Buyer, and Seller shall not knowingly interfere with or oppose Buyer's efforts, in connection with Buyer's pursuing additional potential development of the Property as may be permitted under the City's General Plan and Zoning Ordinance, including without limitation, procuring an amendment to the Planned Development Permit issued for Pacific Shores Center and the Master Development Plan included therein to the extent required by the City in order to permit additional development of the Property, provided that such additional development and modifications to the Planned Development Permit comply with the Declaration. This Section 11U shall survive the Closing.
W.Further Assurances. After Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments, and shall take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto. This Section 11W shall survive the Closing.
X.Island Expenses. Seller acknowledges and agrees that notwithstanding anything to the contrary in the Declaration, “Island Expenses” (as such term is defined in the Declaration) shall not include any costs or expenses to transfer Deepwater Slough Island (the “Island”) to a public agency pursuant to the permit issued by the U.S. Army Corps of Engineers, including without limitation, any costs to establish an endowment for the maintenance of the Island. This Section 11X shall survive the Closing.
[The remainder of this page is intentionally left blank; the signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:    US/D2 Holdings, L.L.C., a
Delaware limited liability
company, its sole member

By:/s/ Mark Deason___
Name: Mark Deason
Title: Senior Vice President

S-1

BUYER:
INFORMATICA CORPORATION, a Delaware corporation
By: /s/ Earl E. Fry
Name: Earl E. Fry
Title: EVP & CFO

S-2

PURCHASE AND SALE AGREEMENT

EXHIBIT LIST
Exhibit A    -    Form of Deed
Exhibit B    -    Form of Bill of Sale and Omnibus Agreement
Exhibit C    -    Form of Assignment of Leases
Exhibit D    -    Description of Land
Exhibit E    -    List of Contracts
Exhibit F    -    Form of Deposit Escrow Agreement
Exhibit G    -    Form of Seller's Title Certificate
Exhibit H    -    Form of Certificate of “Non-Foreign” Status
Exhibit I        -    Post Closing Access Items
Exhibit J        -    Form of Seller's Closing Certificate
Exhibit K    -    Form of Buyer's Closing Certificate
Exhibit L    -    Form of Closing Escrow Agreement
Exhibit M    -    List of Tenant Leases
Exhibit M-1    -    List of Security Deposits
Exhibit N    -    List of Litigation
Exhibit O    -    List of Environmental Reports
Exhibit P    -    Form of Mello Roos Tax Notice
Exhibit Q     -    Pro Forma Policy
Exhibit R    -    Form of Development Agreement Estoppel Certificate

Exhibit List - 1

EXHIBIT A

FORM OF DEED
STATEMENT OF TAX DUE AND REQUEST
THAT TAX DECLARATION NOT BE MADE A PART
OF THE PERMANENT RECORD
IN THE OFFICE OF THE COUNTY RECORDER
(Pursuant to Cal. Rev. and Tax Code Section 11932)
To:    Registrar - Recorder
County of San Mateo
Request is hereby made in accordance with the provision of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:
VII PAC SHORES INVESTORS, L.L.C.,
a Delaware limited liability company,
as Grantor
and
INFORMATICA CORPORATION,
a Delaware corporation,
as Grantee
The property described in the accompanying document is located in San Mateo County, California.

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
[Insert name and address]
MAIL TAX STATEMENTS TO:
[Insert name and address of Grantee]

SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE
GRANT DEED
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Grantor”), for and in consideration of good and valuable consideration paid in hand to Transferor by INFORMATICA CORPORATION, a Delaware corporation (“Grantee”), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee that certain parcel of land located in San Mateo County, California and legally described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Grantor as of the date hereof and to all rights, privileges and appurtenances pertaining thereto including all of Grantor's right, title and interest, if any, in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein, collectively, called the “Real Property”), subject to the exceptions to title described on Exhibit B attached hereto and made a part hereof.
[The remainder of this page is intentionally blank; the signature page follows.]

IN WITNESS WHEREOF, this Deed has been executed by Grantor as of the _____ day of ___________________, 2011 to be effective as of the _____ day of ___________________, 2011.
GRANTOR:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole     member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:    US/D2 Holdings, L.L.C., a
Delaware limited liability
company, its sole member

By:___________________
Name:
Title:

STATE OF ______________________
COUNTY OF ___________________
On_______________________, 2011, before me, the undersigned, a notary public in and for said State, personally appeared _______________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of __________ that the foregoing paragraph is true and correct.
Witness my hand and official seal.
_______________________, Notary Public

My Commission Expires:
___________________________

Exhibit A to Grant Deed
Legal Description
Real property in the City of Redwood City, County of San Mateo, State of California, described as follows:

PARCEL I:

LOTS 1, 2, 1P AND 2P, ALL AS SHOWN ON THE MAP OF PACIFIC SHORES CENTER FILED JULY 21, 2000, MAP BOOK 130, PAGES 66 THROUGH 74, INCLUSIVE, SAN MATEO COUNTY RECORDS.

EXCEPTING THEREFROM THOSE MINERAL RIGHTS, WITHOUT RIGHTS OF SURFACE ENTRY, RESERVED IN THE CORPORATION GRANT DEED RECORDED DECEMBER 28, 1992 AS DOCUMENT NO. 92215298, OFFICIAL RECORDS.

TOGETHER WITH THOSE RIGHTS CONTAINED IN THAT CERTAIN AGREEMENT OF COVENANTS RUNNING WITH LAND RECORDED MARCH 27, 1998 AS RECORDER'S NUMBER 98-042844, OFFICIAL RECORDS OF SAN MATEO COUNTY.

PARCEL II:

NON-EXCLUSIVE EASEMENTS FOR: (i) EMERGENCY ACCESS, (ii) INSTALLATION, MAINTENANCE, RELOCATION, REMOVAL, REPAIR AND USE OF UNDERGROUND UTILITIES (AND ACCESS FOR SUCH PURPOSES), (iii) GRADING, DEVELOPMENT AND CONSTRUCTION, AND (iv) TEMPORARY EASEMENTS FOR INGRESS AND EGRESS AS RESERVED BY PACIFIC SHORES CENTER LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, IN THAT CERTAIN QUITCLAIM DEED (ROAD ACCESS AREA) TO THE CITY OF REDWOOD CITY, A MUNICIPAL CORPORATION, ACTING BY AND THROUGH ITS BOARD OF PORT COMMISSIONERS RECORDED MARCH 27, 1998, INSTRUMENT NO. 98042841, SAN MATEO COUNTY RECORDS OVER THE FOLLOWING DESCRIBED PROPERTY:

BEGINNING AT THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921 IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE SOUTHEASTERLY ALONG THE NORTHERLY LINE OF SAID LOT 11 SOUTH 68° 42' 00” EAST 8.50 FEET TO THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY BY DEED RECORDED MAY 8, 1924 IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62, SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE LANDS OF SOUTHERN PACIFIC RAILROAD COMPANY, NORTH 20° 44' 00” EAST 343.32

FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1901.36 FEET THROUGH A CENTRAL ANGLE OF 24° 00' 00” FOR AN ARC LENGTH OF 796.44 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 657.56 FEET THROUGH A CENTRAL ANGLE OF 29° 01' 50” FOR AN ARC LENGTH OF 333.17 FEET TO THE SOUTHWESTERLY CORNER OF THAT CERTAIN REAL PROPERTY GRANTED TO PACIFIC SHORES CENTER LIMITED PARTNERSHIP BY SOUTHERN PACIFIC TRANSPORTATION COMPANY BY DOCUMENT NUMBER 92215298, WHICH DOCUMENT WAS FILED FOR RECORD DECEMBER 29, 1992 IN THE RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 541.50 FEET FROM A RADIAL BEARING OF SOUTH 35° 39' 16” EAST THROUGH A CENTRAL ANGLE OF 10° 44' 14” FOR AN ARC LENGTH OF 101.48 FEET TO THE NORTHERLY LINE OF THE LANDS OF SOUTHERN PACIFIC TRANSPORTATION COMPANY; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 706.06 FEET FROM A RADIAL BEARING OF NORTH 08° 44' 59” WEST THROUGH A CENTRAL ANGLE OF 01° 05' 10” FOR AN ARC LENGTH OF 13.38 FEET TO THE EASTERLY LINE OF PARCEL B AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED IN VOLUME 27 OF PARCEL MAPS AT PAGE 43. RECORDS OF SAN MATEO COUNTY STATE OF CALIFORNIA; THENCE NORTHERLY ALONG SAID EASTERLY LINE, NON-TANGENT TO LAST SAID CURVE, NORTH 23° 45' 30” EAST 617.64 FEET; THENCE LEAVING SAID EASTERLY LINE, ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 60.50 FEET FROM A RADIAL BEARING OF NORTH 52° 56' 35” EAST THROUGH A CENTRAL ANGLE OF 60° 48' 55” FOR AN ARC LENGTH OF 64.22 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 290.88 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 124.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 53.25 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 126.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 54.11 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 51.48 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 377.00 FEET THROUGH A CENTRAL ANGLE OF 46° 30' 17” FOR AN ARC LENGTH OF 306.00 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 627.50 FEET THROUGH A CENTRAL ANGLE OF 26° 19' 41” FOR AN ARC LENGTH OF 288.34 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1027.00 FEET THROUGH A CENTRAL ANGLE OF 00° 11' 52” FOR AN ARC LENGTH OF 3.54 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1868.50 FEET THROUGH A CENTRAL ANGLE OF 10° 19' 47” FOR AN ARC LENGTH OF 336.87 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 33° 48' 11” WEST 89.89 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 973.00 FEET THROUGH A CENTRAL ANGLE OF 05° 43' 55” FOR AN ARC LENGTH OF 97.34 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1873.00 FEET THROUGH A CENTRAL ANGLE OF 04° 19' 52” FOR AN ARC LENGTH OF 141.58 FEET; THENCE NON-TANGENT TO LAST SAID CURVE SOUTH 23° 07' 38” WEST 99.16 FEET; THENCE SOUTH 20° 44' 00” WEST 342.75 FEET; THENCE NORTH 68° 42' 00” WEST 26.80 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL III:

NON-EXCLUSIVE EASEMENT FOR STORM WATER RETENTION, OUT FLOW AND DISCHARGE AS CREATED BY RECIPROCAL DITCH EASEMENT AGREEMENT BY AND BETWEEN CARGILL, INC., SUCCESSOR IN INTEREST TO LESLIE SALT COMPANY AND PACIFIC SHORES CENTER LIMITED PARTNERSHIP, RECORDED APRIL 29, 1999, AS INSTRUMENT NO. 99076174, IN, OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PARCEL;

BEGINNING AT A POINT THAT IS SOUTH 68° 42' 00” EAST 8.50 FEET FROM THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921, IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; SAID POINT BEING ON THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY, ET AL, BY DEED RECORDED IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF LOT 11 SOUTH 68° 42' 00” EAST 107.37 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE LEAVING SAID NORTHERLY LINE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 45.00 FEET, THE CENTER OF WHICH BEARS SOUTH 34° 57' 07” EAST THROUGH A CENTRAL ANGLE OF 56° 15' 04” FOR AN ARC LENGTH 44.18 FEET; THENCE SOUTH 68° 42' 00” EAST 1406.73 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 225.00 FEET THROUGH A CENTRAL ANGLE OF 47° 25' 17” FOR AN ARC LENGTH OF 186.22 FEET; THENCE NORTH 63° 52' 43” EAST 385.42 FEET; THENCE NORTH 64° 40' 37” EAST 287.13 FEET; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 538.71 FEET, THE CENTER OF WHICH BEARS NORTH 25° 47' 00” WEST THROUGH A CENTRAL ANGLE OF 103° 10' 08” FOR AN ARC LENGTH OF 970.02 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 120.00 FEET THROUGH A CENTRAL ANGLE OF 95° 50' 08” FOR AN ARC LENGTH OF 200.72 FEET; THENCE NORTH 56° 53' 00” EAST 1027.23 FEET; THENCE SOUTH 87° 51' 59” EAST 55.44 FEET; THENCE SOUTH 56° 53' 00” WEST 1064.47 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 95° 45' 55” FOR AN ARC LENGTH OF 147.08 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 578.71 FEET THROUGH A CENTRAL ANGLE OF 103° 05' 55” FOR AN ARC LENGTH OF 1041.34 FEET; THENCE

SOUTH 63° 28' 11” WEST 145.03 FEET; THENCE SOUTH 64° 35' 02” WEST 274.63 FEET; THENCE SOUTH 65° 04' 07” WEST 182.93 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET THROUGH A CENTRAL ANGLE OF 45° 14' 28” FOR AN ARC LENGTH OF 118.44 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 35.00 FEET THROUGH A CENTRAL ANGLE OF 91° 28' 21” FOR AN LENGTH OF 55.88 FEET; THENCE NORTH 68° 42' 00” WEST 1607.30 FEET TO THE SOUTHEASTERLY LINE OF THAT CERTAIN REAL PROPERTY GRANTED TO THE CITY OF REDWOOD CITY BY PACIFIC GAS & ELECTRIC COMPANY BY GRANT DEED RECORDED AT RECORDERS NUMBER 88151742, SAN MATEO COUNTY RECORDS; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE NORTH 20° 46' 30” EAST 4.43 FEET; THENCE NORTH 24° 25' 30” EAST 20.60 FEET TO THE NORTHEASTERLY LINE OF LOT 11 AS HEREINABOVE DESCRIBED; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE OF LOT 11 NORTH 68° 42' 00” WEST 2.07 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN THE PARCEL I ABOVE.

PARCEL IV:

NON-EXCLUSIVE EASEMENTS AS CREATED BY DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND CHARGES FOR COMMERCIAL PLANNED DEVELOPMENT BY PACIFIC SHORES DEVELOPMENT, LLC, RECORDED JULY 21, 2000 AS INSTRUMENT NO. 2000-089122, AS AMENDED BY AMENDMENT RECORDED DECEMBER 7, 2006 AS INSTRUMENT NO. 2006-185322.

APN: 054-330-170-9 JPN: 130-066-000-01T Affects: Lot 1
APN: 054-330-180-8 JPN: 130-066-000-01PT Affects: Lot 1P
APN: 054-330-190-7 JPN: 130-066-000-02T Affects: Lot 2
APN: 054-330-200-4 JPN: 130-066-000-02PT Affects: Lot 2P

Exhibit B to Grant Deed
Exceptions to Title
[To match exceptions on the Pro Forma Policy.]

EXHIBIT B
FORM OF BILL OF SALE AND OMNIBUS AGREEMENT
This Bill of Sale and Omnibus Agreement (this “Agreement”) is made as of the ____ day of ____________________, 2011 (the “Execution Date”) but is effective for all purposes as of _______, 2011 (the “Effective Date”) by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”) and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of __________________, 2011, by and between Seller and Buyer (as the same may be amended or modified, the “Sale Agreement”), Seller agreed to sell to Buyer, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.
NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, and Buyer hereby accepts all right, title and interest in and to (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, (b) all books, records and files of Seller relating to the Real Property, and (c) all of Seller's right, title and interest in and to the service contracts set forth on Exhibit A attached hereto and made a part hereof (the “Accepted Service Contracts”), and Buyer hereby assumes the obligations of Seller under the Accepted Service Contracts first arising or accruing from and after Effective Date, but specifically excluding from the items described in clauses (a) and (b) any Seller's Proprietary Materials and any computer software that is licensed to Seller (herein collectively called the “Personal Property”).
Buyer shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and reasonable attorneys' fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe the obligations assumed by it under this instrument with respect to the Accepted Service Contracts first arising or accruing from and after the Effective Date.
This Agreement is made without any covenant, warranty or representation by, or recourse against, Seller except as set forth in the Sale Agreement and the other Closing Documents.

This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. Signatures to this Agreement that are transmitted by facsimile or by e-mail transmission with .pdf or .tif attachment shall be valid and effective to bind the party so signing, provided that each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own facsimile, .pdf or .tif signature and shall accept the facsimile, .pdf or .tif signature of the other party to this Agreement.
THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICTS OF LAW). Each of the parties hereto hereby irrevocably and unconditionally agrees that (A) to the extent that such party is not otherwise subject to service of process in the State of California, to appoint and maintain an agent in the State of California as such party's agent for acceptance of legal process and notify the other parties hereto of the name and address of such agent, and (B) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable law, service made pursuant to (A) or (B) above shall have the same legal force and effect as if served upon such party personally within the State of California.
The covenants, agreements, and limitations provided in Sections 9 and 11B of the Sale Agreement are hereby incorporated herein by this reference as if herein set out in full.
If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

[The remainder of this page is intentionally left blank; the signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year set forth above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:    US/D2 Holdings, L.L.C., a
Delaware limited liability
company, its sole member

By:___________________
Name:
Title:
[The signatures continue on the following page.]

BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By: ______________________________
Name:
Title:

Exhibit A to Bill of Sale and Omnibus Agreement

Accepted Service Contracts
None.

EXHIBIT C
FORM OF ASSIGNMENT OF LEASES
ASSIGNMENT AND ASSUMPTION OF LEASES
This Assignment and Assumption of Leases (this “Assignment”) is made as of the ___ day of __________________, 2011 by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Assignor”), and INFORMATICA CORPORATION, a Delaware corporation (“Assignee”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of _________________, 2011, by and between Assignor and Assignee (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Assignor under such leases, and that Assignor and Assignee shall enter into this Assignment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor's right, title and interest in, to and under the space leases (“Leases”) with the tenants of the Real Property identified on Exhibit A attached hereto and incorporated herein by this reference. Assignee hereby accepts the foregoing assignment of the Leases.
2.    Reservation of Benefits. Notwithstanding anything to the contrary in this Assignment, the Sale Agreement or any of the other Closing Documents, Assignor reserves and retains all benefits under the Leases to the extent that the same relate to any matter with respect to the Property for which Assignor may continue to have liability from and after the date hereof; provided, however, said benefits reserved and retained by Assignor pursuant to this Section shall exist jointly with Assignee's benefits under the Leases, and such benefits may be enforceable by each of Assignor and Assignee to the extent of their respective liability or damages for any matters relating thereto. Assignee hereby agrees to cooperate with the reasonable requests of Assignor in enforcing its benefits under the Leases to the extent such benefits are reserved by Assignor pursuant to the terms of this Section.
3.    Reservation of Rights. Notwithstanding anything to the contrary in this Assignment or any of the other Closing Documents, but except as otherwise expressly provided in the Sale Agreement, Assignor reserves and retains all rights under the Leases to the extent the same relate to any rents or other amounts of any kind owed by the tenant under the Leases applicable to any period (or portion thereof) occurring prior to Closing.

4.    Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
5.    Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.
6.    Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. Signatures to this Assignment that are transmitted by facsimile or by e-mail transmission with .pdf or .tif attachment shall be valid and effective to bind the party so signing, provided that each party agrees to promptly deliver an execution original to this Assignment with its actual signature to the other party, but failure to do so shall not affect the enforceability of this Assignment, it being expressly agreed that each party to this Assignment shall be bound by its own facsimile, .pdf or .tif signature and shall accept the facsimile, .pdf or .tif signature of the other party to this Assignment.
7.    Governing Law. THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICTS OF LAW). Each of the parties hereto hereby irrevocably and unconditionally agrees that (A) to the extent that such party is not otherwise subject to service of process in the State of California, to appoint and maintain an agent in the State of California as such party's agent for acceptance of legal process and notify the other parties hereto of the name and address of such agent, and (B) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable law, service made pursuant to (A) or (B) above shall have the same legal force and effect as if served upon such party personally within the State of California.
8.    Incorporation by Reference. The covenants, agreements, and limitations provided in Sections 9 and 11B of the Sale Agreement are hereby incorporated herein by this reference as if herein set out in full.
[The remainder of this page is intentionally left blank; the signature page follows.]

IN WITNESS WHEREOF, this Assignment and Assumption of Leases has been duly executed and delivered as of the day and year set forth above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:    US/D2 Holdings, L.L.C., a
Delaware limited liability
company, its sole member

By:___________________
Name:
Title:
[The signatures continue on the following page.]

BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By:
Name:
Title:

Exhibit A to Assignment of Leases
Description of Real Property
Real property in the City of Redwood City, County of San Mateo, State of California, described as follows:
PARCEL I:
LOTS 1, 2, 1P AND 2P, ALL AS SHOWN ON THE MAP OF PACIFIC SHORES CENTER FILED JULY 21, 2000, MAP BOOK 130, PAGES 66 THROUGH 74, INCLUSIVE, SAN MATEO COUNTY RECORDS.
EXCEPTING THEREFROM THOSE MINERAL RIGHTS, WITHOUT RIGHTS OF SURFACE ENTRY, RESERVED IN THE CORPORATION GRANT DEED RECORDED DECEMBER 28, 1992 AS DOCUMENT NO. 92215298, OFFICIAL RECORDS.
TOGETHER WITH THOSE RIGHTS CONTAINED IN THAT CERTAIN AGREEMENT OF COVENANTS RUNNING WITH LAND RECORDED MARCH 27, 1998 AS RECORDER'S NUMBER 98-042844, OFFICIAL RECORDS OF SAN MATEO COUNTY.
PARCEL II:
NON-EXCLUSIVE EASEMENTS FOR: (i) EMERGENCY ACCESS, (ii) INSTALLATION, MAINTENANCE, RELOCATION, REMOVAL, REPAIR AND USE OF UNDERGROUND UTILITIES (AND ACCESS FOR SUCH PURPOSES), (iii) GRADING, DEVELOPMENT AND CONSTRUCTION, AND (iv) TEMPORARY EASEMENTS FOR INGRESS AND EGRESS AS RESERVED BY PACIFIC SHORES CENTER LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, IN THAT CERTAIN QUITCLAIM DEED (ROAD ACCESS AREA) TO THE CITY OF REDWOOD CITY, A MUNICIPAL CORPORATION, ACTING BY AND THROUGH ITS BOARD OF PORT COMMISSIONERS RECORDED MARCH 27, 1998, INSTRUMENT NO. 98042841, SAN MATEO COUNTY RECORDS OVER THE FOLLOWING DESCRIBED PROPERTY:
BEGINNING AT THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921 IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE SOUTHEASTERLY ALONG THE NORTHERLY LINE OF SAID LOT 11 SOUTH 68° 42' 00” EAST 8.50 FEET TO THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY BY DEED RECORDED MAY 8, 1924 IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62, SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE LANDS OF SOUTHERN PACIFIC RAILROAD COMPANY, NORTH 20° 44' 00” EAST 343.32 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A

RADIUS OF 1901.36 FEET THROUGH A CENTRAL ANGLE OF 24° 00' 00” FOR AN ARC LENGTH OF 796.44 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 657.56 FEET THROUGH A CENTRAL ANGLE OF 29° 01' 50” FOR AN ARC LENGTH OF 333.17 FEET TO THE SOUTHWESTERLY CORNER OF THAT CERTAIN REAL PROPERTY GRANTED TO PACIFIC SHORES CENTER LIMITED PARTNERSHIP BY SOUTHERN PACIFIC TRANSPORTATION COMPANY BY DOCUMENT NUMBER 92215298, WHICH DOCUMENT WAS FILED FOR RECORD DECEMBER 29, 1992 IN THE RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 541.50 FEET FROM A RADIAL BEARING OF SOUTH 35° 39' 16” EAST THROUGH A CENTRAL ANGLE OF 10° 44' 14” FOR AN ARC LENGTH OF 101.48 FEET TO THE NORTHERLY LINE OF THE LANDS OF SOUTHERN PACIFIC TRANSPORTATION COMPANY; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 706.06 FEET FROM A RADIAL BEARING OF NORTH 08° 44' 59” WEST THROUGH A CENTRAL ANGLE OF 01° 05' 10” FOR AN ARC LENGTH OF 13.38 FEET TO THE EASTERLY LINE OF PARCEL B AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED IN VOLUME 27 OF PARCEL MAPS AT PAGE 43. RECORDS OF SAN MATEO COUNTY STATE OF CALIFORNIA; THENCE NORTHERLY ALONG SAID EASTERLY LINE, NON-TANGENT TO LAST SAID CURVE, NORTH 23° 45' 30” EAST 617.64 FEET; THENCE LEAVING SAID EASTERLY LINE, ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 60.50 FEET FROM A RADIAL BEARING OF NORTH 52° 56' 35” EAST THROUGH A CENTRAL ANGLE OF 60° 48' 55” FOR AN ARC LENGTH OF 64.22 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 290.88 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 124.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 53.25 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 126.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 54.11 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 51.48 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 377.00 FEET THROUGH A CENTRAL ANGLE OF 46° 30' 17” FOR AN ARC LENGTH OF 306.00 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 627.50 FEET THROUGH A CENTRAL ANGLE OF 26° 19' 41” FOR AN ARC LENGTH OF 288.34 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1027.00 FEET THROUGH A CENTRAL ANGLE OF 00° 11' 52” FOR AN ARC LENGTH OF 3.54 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1868.50 FEET THROUGH A CENTRAL ANGLE OF 10° 19' 47” FOR AN ARC LENGTH OF 336.87 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 33° 48' 11” WEST 89.89 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 973.00 FEET THROUGH A CENTRAL ANGLE OF 05° 43' 55” FOR AN ARC LENGTH OF 97.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS

OF 1873.00 FEET THROUGH A CENTRAL ANGLE OF 04° 19' 52” FOR AN ARC LENGTH OF 141.58 FEET; THENCE NON-TANGENT TO LAST SAID CURVE SOUTH 23° 07' 38” WEST 99.16 FEET; THENCE SOUTH 20° 44' 00” WEST 342.75 FEET; THENCE NORTH 68° 42' 00” WEST 26.80 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL III:
NON-EXCLUSIVE EASEMENT FOR STORM WATER RETENTION, OUT FLOW AND DISCHARGE AS CREATED BY RECIPROCAL DITCH EASEMENT AGREEMENT BY AND BETWEEN CARGILL, INC., SUCCESSOR IN INTEREST TO LESLIE SALT COMPANY AND PACIFIC SHORES CENTER LIMITED PARTNERSHIP, RECORDED APRIL 29, 1999, AS INSTRUMENT NO. 99076174, IN, OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PARCEL;
BEGINNING AT A POINT THAT IS SOUTH 68° 42' 00” EAST 8.50 FEET FROM THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921, IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; SAID POINT BEING ON THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY, ET AL, BY DEED RECORDED IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF LOT 11 SOUTH 68° 42' 00” EAST 107.37 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE LEAVING SAID NORTHERLY LINE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 45.00 FEET, THE CENTER OF WHICH BEARS SOUTH 34° 57' 07” EAST THROUGH A CENTRAL ANGLE OF 56° 15' 04” FOR AN ARC LENGTH 44.18 FEET; THENCE SOUTH 68° 42' 00” EAST 1406.73 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 225.00 FEET THROUGH A CENTRAL ANGLE OF 47° 25' 17” FOR AN ARC LENGTH OF 186.22 FEET; THENCE NORTH 63° 52' 43” EAST 385.42 FEET; THENCE NORTH 64° 40' 37” EAST 287.13 FEET; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 538.71 FEET, THE CENTER OF WHICH BEARS NORTH 25° 47' 00” WEST THROUGH A CENTRAL ANGLE OF 103° 10' 08” FOR AN ARC LENGTH OF 970.02 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 120.00 FEET THROUGH A CENTRAL ANGLE OF 95° 50' 08” FOR AN ARC LENGTH OF 200.72 FEET; THENCE NORTH 56° 53' 00” EAST 1027.23 FEET; THENCE SOUTH 87° 51' 59” EAST 55.44 FEET; THENCE SOUTH 56° 53' 00” WEST 1064.47 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 95° 45' 55” FOR AN ARC LENGTH OF 147.08 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 578.71 FEET THROUGH A CENTRAL ANGLE OF 103° 05' 55” FOR AN ARC LENGTH OF 1041.34 FEET; THENCE SOUTH 63° 28' 11” WEST 145.03 FEET; THENCE SOUTH 64° 35' 02” WEST 274.63 FEET; THENCE SOUTH 65° 04' 07” WEST 182.93 FEET; THENCE ALONG THE ARC OF A

TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET THROUGH A CENTRAL ANGLE OF 45° 14' 28” FOR AN ARC LENGTH OF 118.44 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 35.00 FEET THROUGH A CENTRAL ANGLE OF 91° 28' 21” FOR AN LENGTH OF 55.88 FEET; THENCE NORTH 68° 42' 00” WEST 1607.30 FEET TO THE SOUTHEASTERLY LINE OF THAT CERTAIN REAL PROPERTY GRANTED TO THE CITY OF REDWOOD CITY BY PACIFIC GAS & ELECTRIC COMPANY BY GRANT DEED RECORDED AT RECORDERS NUMBER 88151742, SAN MATEO COUNTY RECORDS; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE NORTH 20° 46' 30” EAST 4.43 FEET; THENCE NORTH 24° 25' 30” EAST 20.60 FEET TO THE NORTHEASTERLY LINE OF LOT 11 AS HEREINABOVE DESCRIBED; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE OF LOT 11 NORTH 68° 42' 00” WEST 2.07 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN THE PARCEL I ABOVE.
PARCEL IV:
NON-EXCLUSIVE EASEMENTS AS CREATED BY DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND CHARGES FOR COMMERCIAL PLANNED DEVELOPMENT BY PACIFIC SHORES DEVELOPMENT, LLC, RECORDED JULY 21, 2000 AS INSTRUMENT NO. 2000-089122, AS AMENDED BY AMENDMENT RECORDED DECEMBER 7, 2006 AS INSTRUMENT NO. 2006-185322.
APN: 054-330-170-9 JPN: 130-066-000-01T Affects: Lot 1
APN: 054-330-180-8 JPN: 130-066-000-01PT Affects: Lot 1P
APN: 054-330-190-7 JPN: 130-066-000-02T Affects: Lot 2
APN: 054-330-200-4 JPN: 130-066-000-02PT Affects: Lot 2P

EXHIBIT D

DESCRIPTION OF LAND
Real property in the City of Redwood City, County of San Mateo, State of California, described as follows:
PARCEL I:
LOTS 1, 2, 1P AND 2P, ALL AS SHOWN ON THE MAP OF PACIFIC SHORES CENTER FILED JULY 21, 2000, MAP BOOK 130, PAGES 66 THROUGH 74, INCLUSIVE, SAN MATEO COUNTY RECORDS.
EXCEPTING THEREFROM THOSE MINERAL RIGHTS, WITHOUT RIGHTS OF SURFACE ENTRY, RESERVED IN THE CORPORATION GRANT DEED RECORDED DECEMBER 28, 1992 AS DOCUMENT NO. 92215298, OFFICIAL RECORDS.
TOGETHER WITH THOSE RIGHTS CONTAINED IN THAT CERTAIN AGREEMENT OF COVENANTS RUNNING WITH LAND RECORDED MARCH 27, 1998 AS RECORDER'S NUMBER 98-042844, OFFICIAL RECORDS OF SAN MATEO COUNTY.
PARCEL II:
NON-EXCLUSIVE EASEMENTS FOR: (i) EMERGENCY ACCESS, (ii) INSTALLATION, MAINTENANCE, RELOCATION, REMOVAL, REPAIR AND USE OF UNDERGROUND UTILITIES (AND ACCESS FOR SUCH PURPOSES), (iii) GRADING, DEVELOPMENT AND CONSTRUCTION, AND (iv) TEMPORARY EASEMENTS FOR INGRESS AND EGRESS AS RESERVED BY PACIFIC SHORES CENTER LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, IN THAT CERTAIN QUITCLAIM DEED (ROAD ACCESS AREA) TO THE CITY OF REDWOOD CITY, A MUNICIPAL CORPORATION, ACTING BY AND THROUGH ITS BOARD OF PORT COMMISSIONERS RECORDED MARCH 27, 1998, INSTRUMENT NO. 98042841, SAN MATEO COUNTY RECORDS OVER THE FOLLOWING DESCRIBED PROPERTY:
BEGINNING AT THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921 IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE SOUTHEASTERLY ALONG THE NORTHERLY LINE OF SAID LOT 11 SOUTH 68° 42' 00” EAST 8.50 FEET TO THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY BY DEED RECORDED MAY 8, 1924 IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62, SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE LANDS OF SOUTHERN PACIFIC RAILROAD COMPANY, NORTH 20° 44' 00” EAST 343.32 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1901.36 FEET THROUGH A CENTRAL ANGLE OF 24° 00' 00” FOR AN ARC

LENGTH OF 796.44 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 657.56 FEET THROUGH A CENTRAL ANGLE OF 29° 01' 50” FOR AN ARC LENGTH OF 333.17 FEET TO THE SOUTHWESTERLY CORNER OF THAT CERTAIN REAL PROPERTY GRANTED TO PACIFIC SHORES CENTER LIMITED PARTNERSHIP BY SOUTHERN PACIFIC TRANSPORTATION COMPANY BY DOCUMENT NUMBER 92215298, WHICH DOCUMENT WAS FILED FOR RECORD DECEMBER 29, 1992 IN THE RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 541.50 FEET FROM A RADIAL BEARING OF SOUTH 35° 39' 16” EAST THROUGH A CENTRAL ANGLE OF 10° 44' 14” FOR AN ARC LENGTH OF 101.48 FEET TO THE NORTHERLY LINE OF THE LANDS OF SOUTHERN PACIFIC TRANSPORTATION COMPANY; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 706.06 FEET FROM A RADIAL BEARING OF NORTH 08° 44' 59” WEST THROUGH A CENTRAL ANGLE OF 01° 05' 10” FOR AN ARC LENGTH OF 13.38 FEET TO THE EASTERLY LINE OF PARCEL B AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED IN VOLUME 27 OF PARCEL MAPS AT PAGE 43. RECORDS OF SAN MATEO COUNTY STATE OF CALIFORNIA; THENCE NORTHERLY ALONG SAID EASTERLY LINE, NON-TANGENT TO LAST SAID CURVE, NORTH 23° 45' 30” EAST 617.64 FEET; THENCE LEAVING SAID EASTERLY LINE, ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 60.50 FEET FROM A RADIAL BEARING OF NORTH 52° 56' 35” EAST THROUGH A CENTRAL ANGLE OF 60° 48' 55” FOR AN ARC LENGTH OF 64.22 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 290.88 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 124.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 53.25 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 126.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 54.11 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 51.48 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 377.00 FEET THROUGH A CENTRAL ANGLE OF 46° 30' 17” FOR AN ARC LENGTH OF 306.00 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 627.50 FEET THROUGH A CENTRAL ANGLE OF 26° 19' 41” FOR AN ARC LENGTH OF 288.34 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1027.00 FEET THROUGH A CENTRAL ANGLE OF 00° 11' 52” FOR AN ARC LENGTH OF 3.54 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1868.50 FEET THROUGH A CENTRAL ANGLE OF 10° 19' 47” FOR AN ARC LENGTH OF 336.87 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 33° 48' 11” WEST 89.89 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 973.00 FEET THROUGH A CENTRAL ANGLE OF 05° 43' 55” FOR AN ARC LENGTH OF 97.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1873.00 FEET THROUGH A CENTRAL ANGLE OF 04° 19' 52” FOR AN ARC LENGTH

OF 141.58 FEET; THENCE NON-TANGENT TO LAST SAID CURVE SOUTH 23° 07' 38” WEST 99.16 FEET; THENCE SOUTH 20° 44' 00” WEST 342.75 FEET; THENCE NORTH 68° 42' 00” WEST 26.80 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL III:
NON-EXCLUSIVE EASEMENT FOR STORM WATER RETENTION, OUT FLOW AND DISCHARGE AS CREATED BY RECIPROCAL DITCH EASEMENT AGREEMENT BY AND BETWEEN CARGILL, INC., SUCCESSOR IN INTEREST TO LESLIE SALT COMPANY AND PACIFIC SHORES CENTER LIMITED PARTNERSHIP, RECORDED APRIL 29, 1999, AS INSTRUMENT NO. 99076174, IN, OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PARCEL;
BEGINNING AT A POINT THAT IS SOUTH 68° 42' 00” EAST 8.50 FEET FROM THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921, IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; SAID POINT BEING ON THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY, ET AL, BY DEED RECORDED IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF LOT 11 SOUTH 68° 42' 00” EAST 107.37 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE LEAVING SAID NORTHERLY LINE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 45.00 FEET, THE CENTER OF WHICH BEARS SOUTH 34° 57' 07” EAST THROUGH A CENTRAL ANGLE OF 56° 15' 04” FOR AN ARC LENGTH 44.18 FEET; THENCE SOUTH 68° 42' 00” EAST 1406.73 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 225.00 FEET THROUGH A CENTRAL ANGLE OF 47° 25' 17” FOR AN ARC LENGTH OF 186.22 FEET; THENCE NORTH 63° 52' 43” EAST 385.42 FEET; THENCE NORTH 64° 40' 37” EAST 287.13 FEET; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 538.71 FEET, THE CENTER OF WHICH BEARS NORTH 25° 47' 00” WEST THROUGH A CENTRAL ANGLE OF 103° 10' 08” FOR AN ARC LENGTH OF 970.02 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 120.00 FEET THROUGH A CENTRAL ANGLE OF 95° 50' 08” FOR AN ARC LENGTH OF 200.72 FEET; THENCE NORTH 56° 53' 00” EAST 1027.23 FEET; THENCE SOUTH 87° 51' 59” EAST 55.44 FEET; THENCE SOUTH 56° 53' 00” WEST 1064.47 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 95° 45' 55” FOR AN ARC LENGTH OF 147.08 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 578.71 FEET THROUGH A CENTRAL ANGLE OF 103° 05' 55” FOR AN ARC LENGTH OF 1041.34 FEET; THENCE SOUTH 63° 28' 11” WEST 145.03 FEET; THENCE SOUTH 64° 35' 02” WEST 274.63 FEET; THENCE SOUTH 65° 04' 07” WEST 182.93 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET THROUGH A

CENTRAL ANGLE OF 45° 14' 28” FOR AN ARC LENGTH OF 118.44 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 35.00 FEET THROUGH A CENTRAL ANGLE OF 91° 28' 21” FOR AN LENGTH OF 55.88 FEET; THENCE NORTH 68° 42' 00” WEST 1607.30 FEET TO THE SOUTHEASTERLY LINE OF THAT CERTAIN REAL PROPERTY GRANTED TO THE CITY OF REDWOOD CITY BY PACIFIC GAS & ELECTRIC COMPANY BY GRANT DEED RECORDED AT RECORDERS NUMBER 88151742, SAN MATEO COUNTY RECORDS; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE NORTH 20° 46' 30” EAST 4.43 FEET; THENCE NORTH 24° 25' 30” EAST 20.60 FEET TO THE NORTHEASTERLY LINE OF LOT 11 AS HEREINABOVE DESCRIBED; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE OF LOT 11 NORTH 68° 42' 00” WEST 2.07 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN THE PARCEL I ABOVE.
PARCEL IV:
NON-EXCLUSIVE EASEMENTS AS CREATED BY DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND CHARGES FOR COMMERCIAL PLANNED DEVELOPMENT BY PACIFIC SHORES DEVELOPMENT, LLC, RECORDED JULY 21, 2000 AS INSTRUMENT NO. 2000-089122, AS AMENDED BY AMENDMENT RECORDED DECEMBER 7, 2006 AS INSTRUMENT NO. 2006-185322.
2100 Seaport Boulevard
APN: 054-330-170-9 JPN: 130-066-000-01T Affects: Lot 1
APN: 054-330-180-8 JPN: 130-066-000-01PT Affects: Lot 1P
2000 Seaport Boulevard
APN: 054-330-190-7 JPN: 130-066-000-02T Affects: Lot 2
APN: 054-330-200-4 JPN: 130-066-000-02PT Affects: Lot 2P

EXHIBIT E

LIST OF CONTRACTS
A.    Property Contracts:
None.
B.    Project Contracts:

1.	Contract with Caledonian Building Services, Inc. in connection with window cleaning services. Buyer has elected to not assume this contract at Closing.

2.	Contract with Alliance Roofing Co., Inc. in connection with roofing services. Buyer has elected to not assume this contract at Closing.

3.	Contract with Cushman & Wakefield of California, Inc. in connection with property management services. Buyer has elected to not assume this contract at Closing.

E-1

EXHIBIT F
FORM OF DEPOSIT ESCROW AGREEMENT
THIS DEPOSIT ESCROW AGREEMENT (this “Agreement”) is entered into as of the ___ day of _____________________, 2011, by and among VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), INFORMATICA CORPORATION, a Delaware corporation (“Buyer”), and First American Title Insurance Company (the “Escrow Holder”).
RECITALS
WHEREAS, Seller and Buyer have entered into that certain agreement (“Purchase Agreement”) captioned “PURCHASE AND SALE AGREEMENT,” dated as of ____________________, 2011.
WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Buyer and Seller have requested that Escrow Holder hold the Deposit (as hereinafter defined) under such Purchase Agreement in escrow in accordance with the terms of this Agreement.
NOW THEREFORE, in consideration of the covenants herein and other valuable consideration, Seller, Buyer and Escrow Holder agree as follows:
1.    Receipt of Deposit. Escrow Holder acknowledges receipt of the wire transfer representing the Deposit (as defined in the Purchase Agreement). Escrow Holder agrees to hold the Deposit on the terms and conditions set forth in this Agreement.
2.    Investment of Deposit. Once Escrow Holder has received its completed and signed directions to invest and W9, Seller and Buyer hereby instruct and authorize Escrow Holder to invest the Deposit in any of the following: (i) United States Treasury obligations; (ii) United States Treasury-backed repurchase agreements issued by a major national money center banking institution reasonably acceptable to Seller and Buyer; or (iii) such other investments as may be reasonably acceptable to Seller and Buyer.
3.    Disposition of Deposit. Escrow Holder shall hold and dispose of the Deposit in accordance with the terms of this Agreement and the Purchase Agreement, or in accordance with any instruction (hereinafter “Instruction”) which shall be signed jointly by both Seller and Buyer, or in accordance with separate instructions of like tenor signed by Seller and Buyer. If Escrow Holder shall receive an Instruction with respect to the Deposit, or any part thereof, from Seller but not from Buyer, or from Buyer but not from Seller (the party giving the Instruction being hereinafter referred to as the “Instructing Party” and the party which shall not have given the Instruction being hereinafter referred to as the “Non-Instructing Party”), Escrow Holder shall transmit a copy of the Instruction received from the Instructing Party to the Non-Instructing Party. Escrow Holder shall not act in accordance with the Instruction unless and until the Non-Instructing Party shall notify Escrow Holder in writing that Escrow Holder is to comply with the Instruction, provided, however, that if Non-Instructing Party does not object to the Instruction within ten (10) business days of receipt of the Instruction, Escrow Holder shall act in accordance with the Instruction. If the Non-Instructing Party shall advise Escrow Holder not to comply with the Instruction, Escrow Holder shall not act in accordance with the Instruction, but may thereafter either:

(a)    act solely in accordance with any of the following:

(i)	a new Instruction signed jointly by Seller and Buyer;

(ii)	separate Instructions of like tenor from each of Seller and Buyer;

(iii)	a certified copy of an arbitrator's award as confirmed by a court of competent jurisdiction, which is final beyond appeal;

(iv)	certified copy of a judgment of a court of competent jurisdiction, which is final beyond appeal; and/or
(b)    deposit the Deposit in a court selected by Escrow Holder and in such event all liability and responsibility of Escrow Holder shall terminate upon such deposit having been made.
In the event that the transaction contemplated by the Purchase Agreement is consummated, the Deposit shall be deposited by the Escrow Holder into the closing escrow for disbursement to Seller in accordance with the closing escrow agreement of Seller and Buyer and Escrow Holder.
4.    Responsibility. The Escrow Holder is acting as a stakeholder only with respect to the Deposit. It is agreed that the duties of the Escrow Holder are only as herein specifically provided, and are purely ministerial in nature, and that the Escrow Holder shall incur no liability whatsoever except for willful misconduct or active negligence. Seller and the Buyer each release the Escrow Holder from any act done or omitted to be done by the Escrow Holder in good faith in the performance of its duties hereunder.
5.    Notices. Any notice, report, demand or instruction which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery, by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), or by e-mail or facsimile (with a copy by mail or other form of permitted delivery in each instance), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

To Buyer:
100 Cardinal Way
Redwood City, CA 94063
Attention:    Peter M. McGoff
Telephone:    (650) 385-5244
Facsimile:    (650) 385-4424
E-mail:        pmcgoff@informatica.com
with a copy to:
Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105
Attention:    Charles H. Seaman
Telephone:    (415) 659-5910
Facsimile:    (415) 391-8269
E-mail:        cseaman@reedsmith.com
To Seller:
c/o Starwood Capital Group Global, L.L.C.
100 Pine Street, Suite 3000
San Francisco, CA 94111
Attention:    Andrew Wong
Telephone:    (415) 247-1235
Facsimile:    (415) 633-4156
E-mail:        awong@starwood.com
with a copy to:
Rinaldi, Finkelstein & Franklin, LLP
591 West Putnam Avenue
Greenwich, CT 06830
Attention:    James E. Raved
Telephone:    (203) 422-7776
Facsimile:    (203) 422-7868
E-mail:        jraved@starwood.com
and to:
Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606
Attention:    Robert Gordon
Telephone:    (312) 701-7153
Facsimile:    (312) 706-8708
E-mail:        rgordon@mayerbrown.com

and to:

Mayer Brown LLP
Two Palo Alto Square, Suite 300
3000 El Camino Real
Palo Alto, CA 94306
Attention:    Dave S. Shong
Telephone:    (650) 331-2074
Facsimile:    (650) 331-4574
E-mail:        dshong@mayerbrown.com

To Escrow Holder:
First American Title Insurance Company
1737 N. First Street, Suite 500
San Jose, California 95112
Attention:    Ms. Dian L. Blair
Telephone:    (408) 451-7828
Facsimile:    (408) 451-7836
E-mail:    dblair@firstam.com
Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon the sender's receipt of electronic confirmation that such facsimile transmission has been sent. The parties agree that the attorneys for such party shall have the authority to deliver notices on such party's behalf to the other party hereto.
6.    Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of California and shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement may not be changed or amended except by a writing signed by each party hereto and Escrow Holder. Time shall be of the essence for purposes of this Agreement. This Agreement may be signed in one or more counterparts and together the counterparts shall constitute an original agreement. Signature and delivery of this Escrow Agreement shall be effective by facsimile transmission or e-mail transmission with .pdf or .tif attachment.
[The remainder of this page is intentionally left blank; the signature page follows.]

IN WITNESS WHEREOF, this Deposit Escrow Agreement has been duly executed and delivered as of the day and year set forth above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member

By:	VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member

By:	Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member

By:	VII Pac Shores Holdings, L.L.C.,
a Delaware limited liability company,
its sole member
By:    US/D2 Holdings, L.L.C., a
Delaware limited liability
company, its sole member

By:___________________
Name:
Title:

[The signatures continue on the following page.]

BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

ESCROW HOLDER:
FIRST AMERICAN TITLE INSURANCE COMPANY

By: ______________________________
Name:    Dian Blair
Title:    Senior Escrow Officer

EXHIBIT G

FORM OF SELLERS' TITLE CERTIFICATE
The undersigned (“Owner”) hereby certifies to First American Title Insurance Company (“Title Company”) that, to Owner's knowledge, the following statements are true with respect to the real property described in the Preliminary Title Report (the “Title Report”) issued by Title Company as of _______________, 2011 (the “Effective Date”), under order number NCS-510085-SC, having an address of 2000 and 2100 Seaport Blvd, Redwood City, CA (the “Property”).
1.    Except for work that has been performed or is currently being performed or supplies that have been furnished or are currently being furnished for which payment will be made in the ordinary course of business, including any such work done or being done by any tenant in connection with its build out, there are no unpaid bills for the performance of labor at, or the provision of materials or supplies for, the Property performed or provided at the written request, or with the written approval, of Owner.
2.    The only permitted occupants of the Property are tenants under the leases listed on Schedule 1 attached hereto (and their subtenants) with rights of possession only, and any person or entity identified on Schedule B to the Title Report.
3.    The undersigned has not entered into any options to purchase the Property or rights of first refusal to purchase the Property, either pursuant to written leases or by separate agreements.
4.    The undersigned has not entered into any unrecorded sale contracts, deeds, mortgages, leases, easements, purchase options or other servitudes affecting the Property or improvements thereon, which are presently in effect, except as set forth in the Title Report.
The undersigned makes these statements for the purpose of inducing the Title Company to issue the owner's policy in connection with the sale by Owner of the Property and not in connection with the issuance of any subsequent policy, and this certificate shall not be disclosed, released or quoted to or relied upon by any other person.
Any statement “to Owner's knowledge” (or similar phrase) shall mean that the undersigned has no knowledge that such statement is untrue, and, for this purpose, the undersigned's knowledge shall mean the present actual knowledge with no duty of inquiry and excluding constructive or imputed knowledge of Andrew Wong of Starwood Capital Group Global, L.L.C., but such individual shall not have any personal liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this Certificate shall survive until six (6) months after the date hereof, at which time the provisions hereof (and any obligation or liability of or claims against Owner under this Certificate other than a cause of action resulting from any breach by Owner of this Certificate then in litigation in San Mateo County, California) shall terminate; and (2) to the extent the Title Company shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then the undersigned shall have no liability with respect to the same. Without limitation on item (2) above, Title Company shall be deemed to have knowledge of any matters of record.

WHEREAS the Title Company is unwilling to issue the owner's policy in connection with the sale by Owner of the Property until the closing instrument(s) under which the insured acquires an interest in the Property is/are filed for record in the appropriate recording office(s) (the “Recording Date”);
AND WHEREAS the parties in the transaction have requested the Title Company to provide a so-called “New York Style Closing” which provides for the unconditional delivery of the closing instrument(s) between the parties and the passing of consideration therefore.
NOW THEREFORE it is agreed that in consideration of the Title Company issuing the owner's policy without making exception therein of matters which may arise between the Effective Date and the Recording Date (such period, the “Gap Period”), the undersigned agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title created by or through the acts of the Owner (collectively, “Objections to Title”) which may arise or be filed, as the case may be, against the Property during the Gap Period, and to hold harmless and indemnify the Company against all expenses, costs and reasonable attorneys fees actually incurred by the Title Company which may arise out of its failure to so remove, bond or otherwise dispose of any Objections to Title
[The remainder of this page is intentionally left blank; the signature page follows.]

Neither the undersigned nor any present or future direct or indirect partner, member, advisor, trustee, director, officer, employee, beneficiary, shareholder, participant or agent of the undersigned, shall have any personal liability, directly or indirectly, under or in connection with this Certificate; and the Title Company shall look solely to the Property for the payment of any claim or for any performance; and the Title Company hereby waives any and all such personal liability. The limitations of liability provided herein are in addition to, and not in limitation of, any limitation on liability applicable provided by law or by any other contract, agreement or instrument.
This Certificate is executed as of the ____ day of ________________, 2011.
OWNER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company

By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member

By:    US/D2 Holdings, L.L.C., a
Delaware limited liability company,
its sole member

By: __________________
Name:
Title:

Schedule 1 to Seller's Title Certificate
Tenants under Leases
2100 Seaport Boulevard:
Triple Net Building Lease dated and effective as of February 22, 2000 between Pacific Shores Center LLC (predecessor in interest to Seller), as lessor, and Buyer, as lessee, for the building commonly known as Building 1 - Pacific Shores Center, Redwood City, California consisting of approximately 142,015 rentable square feet.
2000 Seaport Boulevard:
Triple Net Building Lease dated and effective as of February 22, 2000 between Pacific Shores Center LLC (predecessor in interest to Seller), as lessor, and Buyer, as lessee, for the building commonly known as Building 2 - Pacific Shores Center, Redwood City, California consisting of approximately 144,092 rentable square feet.

EXHIBIT H

FORM OF CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (buyer) that withholding of tax is not required upon the disposition of a U.S. real property interest by US/D2 Holdings, L.L.C., a Delaware limited liability company (“Seller”), the undersigned hereby certifies the following on behalf of Seller:
1.    Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations;
3.    Seller's U. S. employer identification number is 20-2548968; and
4.    Seller's office address is:    c/o Starwood Capital Group Global, L.L.C.
100 Pine Street, Suite 3000
San Francisco, CA 94111
Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee (buyer) and that any false statement contained herein could be punished by fine, imprisonment, or both.
[The remainder of this page is intentionally left blank; the signature page follows.]

H-1

Under penalties of perjury, the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has the authority to sign this document on behalf of Seller.
Executed as of the _____ day of __________, 2011.
OWNER:

US/D2 Holdings, L.L.C.,
a Delaware limited liability company,

By: ____________________
Name:
Title:

H-2

EXHIBIT I

POST CLOSING ACCESS ITEMS
Plans, specifications and drawings related to the following items:

•	Structural, Steel

•	Electrical

•	Electrical - Emergency, Single Line

•	Plumbing

•	Civil

•	Architectural

•	Mechanical

•	Fire Protection (DFP / Superior, Intellitech, Fire Alarm)

•	Elevator

I-1

EXHIBIT J

FORM OF SELLER'S CLOSING CERTIFICATE
THIS CLOSING CERTIFICATE is made as of the _____ day of __________, 2011, by VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), to INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
R E C I T A L S :
A.    Pursuant to that certain agreement captioned “PURCHASE AND SALE AGREEMENT,” dated as of _______________, 2011, between Seller and Buyer (the “Agreement”), Seller has agreed to sell to Buyer the Property (as defined in the Agreement).
B.    The Agreement requires the delivery of this Closing Certificate.
NOW THEREFORE, pursuant to the Agreement, Seller does hereby represent and warrant to Buyer that:
Except as specifically set forth on Exhibit A attached hereto and made a part hereof, each and all of the representations and warranties of Seller contained in Section 8B of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.
This Certificate is subject to the terms and conditions of the Agreement (including all limitations on liability and survival limitations contained therein).
[The remainder of this page is intentionally left blank; the signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company

By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member

By:    US/D2 Holdings, L.L.C., a
Delaware limited liability company,
its sole member

By: __________________
Name:
Title:

Exhibit A Seller's Closing Certificate
Exceptions

EXHIBIT K

FORM OF BUYER'S CLOSING CERTIFICATE
THIS CLOSING CERTIFICATE is made as of the _____ day of __________, 2011, by INFORMATICA CORPORATION, a Delaware corporation (“Buyer”), to VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”).
R E C I T A L S :
A.    Pursuant to that certain agreement captioned “PURCHASE AND SALE AGREEMENT,” dated as of ___________________, 2011, between Seller and Buyer (the “Agreement”), Seller has agreed to sell to Buyer the Property (as defined in the Agreement).
B.    The Agreement requires the delivery of this Closing Certificate.
NOW THEREFORE, pursuant to the Agreement, Buyer does hereby represent and warrant to Seller that:
1.    Except as specifically set forth on Exhibit A attached and made a part hereof, each and all of the representations and warranties of Buyer contained in Section 8C of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.
2.    Buyer has had full access to and has (to Buyer's satisfaction) exercised its option to inspect and evaluate for potential purchase the Property and all files of Seller relating thereto which Buyer felt were important or material to Buyer.
3.    Buyer has not relied upon and is not relying upon any document, representation or information provided to Buyer by Seller (except as expressly set forth in the Agreement and the Closing Documents) or Seller's agents.
4.    Buyer acknowledges and confirms that Seller advised Buyer to retain an attorney to review the Agreement, all related writings and closing documents and all due diligence matters (including the Title Commitment, the Survey, the Contracts, the Tenant Leases and the Environmental Reports) and Buyer and its attorneys have had the opportunity to review the Agreement, all related writings and closing documents, and all such due diligence matters as to the Property.
5.    BUYER HEREBY REAFFIRMS AND CONFIRMS THE PROVISIONS OF SECTION 9 OF THE AGREEMENT (AND, WITHOUT LIMITATION, HEREBY RELEASES AND WAIVES THE MATTERS SET FORTH IN SECTION 9B OF THE AGREEMENT) AS THOUGH MADE AS OF THE DATE HEREOF AND THE PROVISIONS THEREOF ARE HEREBY INCORPORATED HEREIN AS IF SET FORTH IN FULL HEREIN.
_____________
Buyer's Initials

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.
BUYER:
INFORMATICA CORPORATION,
a Delaware corporation

By: ______________________________
Name:
Title:

Exhibit A to Buyer's Closing Certificate
Exceptions

EXHIBIT L

FORM OF CLOSING ESCROW AGREEMENT
First American Title Insurance Company
1737 N. First Street, Suite 100
San Jose, California 95112
Attention: Ms. Dian L. Blair

Re:	2000 and 2100 Seaport Boulevard in the City of Redwood City, County of San Mateo, State of California
Dear Ms. Blair:
Please refer to that certain agreement captioned “PURCHASE AND SALE AGREEMENT”, dated as of ____________________, 2011, by and among VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”) (the “Purchase Agreement”). Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Purchase Agreement.
This letter (this “Agreement”) will constitute your instructions with respect to the “Funds” and “Documents” described below.
A.    Delivery of Funds. Prior to the execution of this Agreement, you received the Deposit and are currently holding the same pursuant to and in accordance with that certain agreement (the “Deposit Escrow Agreement”) captioned “Deposit Escrow Agreement,” dated ____________________, 2011, by and among Seller, Buyer and First American Title Insurance Company (“Escrow Holder”). On or before 5:00 PST time on the business day prior to ____________________, 2011 (the “Closing Date”), Buyer will be wire-transferring to your escrow account sufficient funds (the “Closing Payment”) to enable you to make all payments noted on the Closing Statement, including, without limitation, the Seller's Amount (as hereinafter defined), pursuant to wiring instructions which you will provide us.
As used herein, the Deposit and the Closing Payment are herein collectively called the “Funds”.
B.    Delivery of Documents. On or before the Closing Date, Buyer or Seller or both shall deliver to you executed originals (which may be in counterpart) of the following documents (the “Documents”):
(a)    The Deed executed by Seller,
(b)    The Certificate of Non-Foreign Status executed by Seller;
(c)    The Closing Statement executed by Seller and Buyer (which may be done as two separate statements);

(d)    The Seller's Closing Certificate executed by Seller;
(e)    The Buyer's Closing Certificate executed by Buyer;
(f)    The Seller Title Certificate executed by Seller;
(g)    Any Transfer Declarations required from Seller executed by Seller;
(h)    Any Transfer Declarations required from Buyer executed by Buyer,
(i)    Pay-off Letters from the holders of any mortgage financing liens encumbering the Property stating the cash amount required to be paid (and where and to whom it is to be paid) in order to satisfy and discharge such liens (the “Pay-off Letter”);
(j)    The Bill of Sale and Omnibus Agreement executed by Buyer and Seller;
(k)    The Assignment of Leases executed by Buyer and Seller; and
(l)    The Mello Roos Tax Notice executed by Seller.
C.    Conditions to Close of Escrow. The Funds shall not be disbursed and none of the documents delivered hereunder shall be recorded (or filed) or delivered to any person or entity until each of the following conditions is satisfied:
(1)    You have received all of the Funds (and have determined that you have received funds sufficient to pay all amounts noted on the Closing Statement) and you are unconditionally and irrevocably prepared to wire or otherwise disburse the same in accordance with paragraph D below.
(2)    You have received the Documents and are unconditionally and irrevocably prepared to record and/or file the Deed with the official records of San Mateo County.
(3)    You are unconditionally and irrevocably prepared to issue to Buyer an Owner's Policy on the terms required by the Purchase Agreement and in the form of the pro forma negotiated between you and Buyer.
(4)    You have received all information necessary for filing the forms (the “Information Returns”) then required to be filed pursuant to Section 6045 of the Internal Revenue Code with respect to the transactions contemplated by the Purchase Agreement (including Seller's written approval of the amount of gross proceeds to be shown on the Information Returns) and you are unconditionally and irrevocably prepared to serve as the designated “reporting person” (with such term having the meaning prescribed in §1.6045‑4(a) of the Regulations) in accordance with §1.6045‑4(e)(5) of the Regulations and, accordingly, (a) file all information returns required under the Regulations in respect of such transactions, and (b) furnish to the Seller any statements required under the Regulations in respect of such transactions.

(5)    You have received written authorization (which may be provided by e-mail) from each of the following:
(a)    Seller or a Seller's Closing Representative. “Seller's Closing Representative” means Andrew Wong of Seller or Robert Gordon or Dave S. Shong of Mayer Brown LLP; and
(b)    Buyer or a Buyer's Closing Representative. “Buyer's Closing Representative” means Peter M. McGoff of Buyer or Charles Seaman or Krista Kim of Reed Smith LLP.
Without limitation on paragraph J below, Buyer and Seller agree, as between themselves, that the delivery of the foregoing authorizations is not an additional condition to the obligation of Buyer or Seller to close the sale contemplated by the Purchase Agreement (the conditions to Closing being set forth in the Purchase Agreement). The purpose of the foregoing authorizations is simply to enable you to close this escrow (after satisfaction of the other requirements in this paragraph C) without having to determine whether the conditions to Closing set forth in the Purchase Agreement have been satisfied.
D.    Close of Escrow. If the conditions specified in paragraph C above are satisfied on the Closing Date, then you shall immediately deliver to Seller and Buyer a written confirmation (which may be provided by e-mail), which confirmation shall evidence your agreement to immediately take or cause to be taken the actions hereinafter specified and shall be deemed given by your taking any of the following actions, and thereafter you shall immediately:
(1)    Date all undated documents as of the Closing Date.
(2)    Record the Deed (with all necessary tax declarations) with the official records of San Mateo County.
(3)    Wire the amount due Seller (the “Seller's Amount”) under the Closing Statement in accordance with wiring instructions delivered to you by Seller (“Seller's Wiring Instructions”).
PLEASE NOTE THAT the Seller's Wiring Instructions may not be revised except in accordance with written instructions from Seller.
(4)    Deliver any other amounts due to other third parties under the Closing Statement [(including, without limitation, the pay-off amounts set forth in the Pay-Off Letters in accordance with the respective instructions from such third parties)].
(5)    If after paying or delivering the amounts specified in the clauses above (and after paying all Closing costs as specified herein), any portion of the Funds remain, then you are to deliver such remaining balance of the Funds (“Remaining Funds”), pursuant to separate instructions to be delivered by Buyer to you.
(6)    File all Information Returns and take all other actions described in paragraph C(4) of this letter.

(7)    Issue the Owner's Policy and deliver the same to Buyer in accordance with instructions from Buyer or its counsel.
(8)    Deliver the Documents as required by paragraph E below.
E.    Delivery of Documents. As soon as available, please deliver the Documents as follows:
(1)    to Mayer Brown LLP, Two Palo Alto Square, Suite 300, 3000 El Camino Real, Palo Alto 94306-2112, Attention: Dave S. Shong, the following:
(a)    A copy of each recorded or filed Document.
(b)    One original (or copy if original unavailable) of the other Documents including, without limitation, a copy of the Owner's Policy.
(2)    to Reed Smith LLP, 101 Second Street, Suite 1800, San Francisco, California 94105, Attention: Charles H. Seaman, the following.
(a)    One original of each recorded or filed Document.
(b)    The original Owner's Policy.
(c)    One original (or copy if original unavailable) of each of the other Documents.
F.    Closing Costs. All closing costs incurred in carrying out your duties under this letter are to be paid in accordance with the Closing Statement.
G.    Investment of Closing Payment. As soon as you receive any portion of the Closing Payment you should immediately notify Seller and Buyer of such fact. No investment of the Closing Payment shall be made that will cause you to fail to comply with the provisions of paragraph C above. If the transactions contemplated herein shall close but on the same day you are unable to deliver the Seller's Amount or any other portion of the Closing Payment which represent amounts due Seller but which are, at Seller's direction pursuant to the Closing Statement, used to pay third parties or other obligations of Seller (the Seller's Amount and the other amounts due Seller as aforesaid being herein collectively called the “Seller's Funds”), you shall promptly notify Seller of such fact. If Seller gives you oral or written instructions to do so, you shall invest such Seller's Funds in treasury bills or treasury backed repurchase agreements (or such other short-term investment as may be authorized by Seller). Any investment of the Remaining Funds and any other portion of the Closing Payment which represent additional amounts which are Buyer's obligations but which, pursuant to the Closing Statement, are to be used to pay third parties or other obligations of Buyer (the Remaining Funds and the other amounts payable by Buyer as aforesaid being herein collectively called the “Buyer Funds”), shall be as directed by Buyer. All interest accrued on the Buyer Funds after the Closing, shall belong to Buyer and shall be delivered to Buyer in accordance with its separate instructions. All interest accrued on the Seller's Funds after the Closing of the transactions hereunder shall belong to Seller and shall be wire-transferred to Seller in accordance with the Seller's Wiring Instructions. Without limitation on the foregoing, the Closing Payment held by you hereunder shall only be deposited at a major money center bank approved by Buyer and Seller. Each of Buyer and Seller agrees to execute and deliver to you a form W-9 Request for Taxpayer Identification Number and Certification for any investment made hereunder on its behalf.

H.    Cancellation of Instructions. Notwithstanding anything to the contrary herein, if the conditions specified in paragraph C hereof are not satisfied on or before the Closing Date, then, if you receive written instructions to cancel this escrow from Seller or Buyer, the instructions set forth in paragraphs A through E above shall be deemed canceled, you shall immediately (1) return the Closing Payment (and any interest thereon) to or as directed by Buyer, in accordance with separate written instructions of Buyer, (2) return the Documents to the party depositing the same with you on the next business day thereafter and (3) dispose of the Deposit in accordance with Section 3 of the Purchase Agreement and the terms of the Deposit Escrow Agreement.
I.    Limitation of Liability. You are acting solely as escrow agent hereunder, and you shall be liable solely for your failure to comply with the terms of this letter.
J.    Conflict with Purchase Agreement. In the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control. Without limitation on the foregoing, nothing contained herein shall limit the obligations of the parties set forth in the Purchase Agreement.
K.    Execution by Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. Signature and delivery of this Agreement shall be effective by facsimile transmission or e-mail transmission with .pdf or .tif attachment.
[The remainder of this page is intentionally left blank; the signature page follows.]

Very truly yours,
SELLER'S COUNSEL:
MAYER BROWN LLP
By: _________________________

BUYER'S COUNSEL:
REED SMITH LLP
By: _________________________

ACCEPTED AND AGREED TO
as of the date first above written:
FIRST AMERICAN TITLE INSURANCE COMPANY

By: ____________________________
Name:    Dian L. Blair
Title:    Senior Escrow Officer

EXHIBIT M
LIST OF TENANT LEASES

2100 Seaport Boulevard:
Triple Net Building Lease dated and effective as of February 22, 2000 between Pacific Shores Center LLC (predecessor in interest to Seller), as lessor, and Buyer, as lessee, for the building commonly known as Building 1 - Pacific Shores Center, Redwood City, California consisting of approximately 142,015 rentable square feet.
2000 Seaport Boulevard:
Triple Net Building Lease dated and effective as of February 22, 2000 between Pacific Shores Center LLC (predecessor in interest to Seller), as lessor, and Buyer, as lessee, for the building commonly known as Building 2 - Pacific Shores Center, Redwood City, California consisting of approximately 144,092 rentable square feet.

M-1

EXHIBIT M-1

LIST OF SECURITY DEPOSITS

	TENANT	LETTER OF CREDIT #	ISSUING BANK	AMOUNT
1	Informatica Corporation	558747-41	Comerica	$5,964,630.00
2	Informatica Corporation	558738-41	Comerica	$6,051,864.00

M-1-1

EXHIBIT N

LIST OF LITIGATION

None.

N-1

EXHIBIT O

LIST OF ENVIRONMENTAL REPORTS
1.Phase I Environmental Site Assessment for Pacific Shores Center, Redwood City, California, prepared by The Jay Paul Company, prepared by Iris Environmental (Job No. 99-122A), dated December 20, 1999.
2.Phase II Environmental Site Assessment for Pacific Shores Center, 1000 Seaport Boulevard, Redwood City, California, prepared for Jay Paul Company, prepared by Iris Environmental (Job No. 99-122-B), dated January 14, 2000.
3.Phase I Environmental Site Assessment for Pacific Shores Center, 1100 - 2100 Seaport Boulevard, Redwood City, California, prepared for Mr. Todd Hirsch, Column Financial, Inc., prepared by Certified Environments Inc. (CEI # 283-098-0104), dated March 16, 2004.
4.Phase I Environmental Site Assessment for Pacific Shores Center, Redwood City, California, prepared for The Jay Paul Company, prepared by Iris Environmental (Project No. 06-456-A), dated September 25, 2006.
5.Phase I Environmental Site Assessment for Pacific Shores Center, 1100 - 2100 Seaport Boulevard, Redwood City, California, prepared for Starwood Capital, prepared by Enviro-Sciences (of Delaware), Inc. dated November 21, 2006.
6.Limited Phase II Environmental Site Assessment for Pacific Shores Center, 1100 - 2100 Seaport Boulevard, Redwood City, California, prepared for Starwood Capital Group Global, L.L.C., prepared by Enviro-Sciences (of Delaware), Inc. dated November 2006.
7.Technical Report for Crawford Consulting, Inc. (CS0232-Redwood City, CA), prepared by Northern California Accutest Laboratories (Job Number C158721), dated May 6, 2011.
8.Technical Report for Crawford Consulting, Inc. (CS0232-Redwood City, CA), prepared by Northern California Accutest Laboratories (Job Number C16738), dated July 13, 2011.

O-1

EXHIBIT P
FORM OF MELLO ROOS TAX NOTICE
NOTICE OF SPECIAL TAX
CITY OF REDWOOD CITY
COMMUNITY FACILITIES DISTRICT NO. 2000-1 (Pacific Shores)
COUNTY OF SAN MATEO, CALIFORNIA
TO: THE PROSPECTIVE PURCHASER OF THE REAL PROPERTY KNOWN AS:
ASSESSOR PARCEL NUMBERS:    054-330-090
054-330-290
THIS IS A NOTIFICATION TO YOU PRIOR TO YOUR PURCHASING THIS PROPERTY. THE SELLER IS REQUIRED TO GIVE YOU THIS NOTICE AND TO OBTAIN A COPY SIGNED BY YOU TO INDICATE THAT YOU HAVE RECEIVED AND READ A COPY OF THIS NOTICE.
(1) This property is subject to a special tax, which is in addition to the regular property taxes and any other charges and benefit assessments on the parcel. This special tax may not be imposed on all parcels within the city or county where the property is located. If you fail to pay this tax when due each year, the property may be foreclosed upon and sold. The tax is used to provide services that are likely to particularly benefit the property. YOU SHOULD TAKE THIS TAX AND THE BENEFITS FROM THE SERVICES FOR WHICH IT PAYS INTO ACCOUNT IN DECIDING WHETHER TO BUY THIS PROPERTY.
(2) For each Taxable Parcel, the Maximum Annual Special Tax Rate shall be $1.63. Prepaid Parcels and Tax-Exempt Parcels shall not be subject to the levy of Special Taxes. A special Tax rate per commercial Square Foot shall be established annually by the City Council. The Special Tax rate shall then be multiplied by the Commercial Square Feet allocable to each Taxable Parcel to determine the Special Tax applicable to each such Taxable Parcel.
(3) The authorized facilities which are being paid for by the special taxes, and by the money received from the sale of bonds which are being repaid by the special taxes, are:

a.
Improvements and Construction of additions to Seaport Boulevard, including sidewalks, curbs and gutter, traffic control and signals, landscaping, street lighting, paving and other similar improvements;

b.	Improvements to the sewer system and storm drains servicing the property within the District;

c.	Rights-of-way as are necessary for the improvement and public access;

d.	All grading, paving, trenching, landscaping, signage, and similar improvements relating to any of the above;

e.	All environmental mitigation and utility relocation expenses relating to any of the above;

f.	Engineering, legal, architectural and similar fees related to any of the items listed above.

P-1

YOU MAY OBTAIN A COPY OF THE RESOLUTION OF FORMATION WHICH AUTHORIZED CREATION OF THE COMMUNITY FACILITIES DISTRICT, AND WHICH SPECIFIES MORE PRECISELY HOW THE SPECIAL TAX IS APPORTIONED AND HOW THE PROCEEDS OF THE TAX WILL BE USED FROM THE FINANCE DEPARTMENT OF THE CITY OF REDWOOD CITY BY CALLING (650) 780-7070. THERE MAY BE A CHARGE FOR THIS DOCUMENT NOT TO EXCEED THE ESTIMATED REASONABLE COST OF PROVIDING THE DOCUMENT.
I (WE) ACKNOWLEDGE THAT I (WE) HAVE RECEIVED A COPY OF THIS NOTICE. I (WE) UNDERSTAND THAT I (WE) MAY TERMINATE THE CONTRACT TO PURCHASE OR DEPOSIT RECEIPT AFTER RECEIVING THIS NOTICE FROM THE OWNER OR AGENT SELLING THE PROPERTY. THE CONTRACT MAY BE TERMINATED WITHIN THREE DAYS IF THE NOTICE WAS RECEIVED IN PERSON OR WITHIN FIVE DAYS AFTER IT WAS DEPOSITED IN THE MAIL BY GIVING WRITTEN NOTICE OF THAT TERMINATION TO THE OWNER OR AGENT SELLING THE PROPERTY.

PURCHASER	DATE

PURCHASER	DATE

P-2

EXHIBIT Q
PRO FORMA POLICY
(see attached)

Q-1

EXHIBIT R
FORM OF DEVELOPMENT AGREEMENT ESTOPPEL CERTIFICATE
To:     Informatica Corporationq
100 Cardinal Way
Redwood City, CA 94063
Attention: Peter M. McGoff

Re:    Development Agreement dated October 26, 1998 (“Development Agreement”) by and     between the City of Redwood City, a municipal corporation, and Pacific Shores Center     Limited Partnership, a Delaware limited partnership (“Pac Shores Development”).

Ladies and Gentlemen:

The City of Redwood City (“City”) hereby acknowledges and certifies to Informatica Corporation (“Informatica”), which is considering purchasing the real property commonly known as 2000 and 2100 Seaport Boulevard in the City of Redwood City (the “Property”) from VII Pacific Shores Investors, L.L.C. (“Owner”), successor-in-interest to Pac Shores Development, the following statements:

1.    The Development Agreement is in full force and effect and a binding obligation of all parties to the Development Agreement;

2.    The Development Agreement has not been amended or modified either orally or in writing; and

3.    Owner is not in default in the performance of its obligations under the Development Agreement.

This Estoppel is executed and delivered by the undersigned with the knowledge that Buyer will rely upon the statements contained herein in connection with its decision to purchase the Property.

Dated:	November __, 2011

City of Redwood City, a municipal corporation of the State of California
By:
Its:

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FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of December 2, 2011, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
RECITALS:
WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 17, 2011 (the “Purchase Agreement”) relating to those certain real properties known by the street addresses of 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California as more particularly described therein, whereby Seller agreed to sell, assign and convey, and Buyer agreed to purchase, the Property (as such term is defined in the Purchase Agreement) upon the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.
2.Reduction of Purchase Price. The Purchase Price (as that term is defined in Section 2.A. of the Purchase Agreement) shall be reduced by Fifty-One Thousand Five Hundred Twenty-Nine and 30/100 Dollars ($51,529.30) per day for each day from December 3, 2011 until the Closing Date, both days inclusive; provided, however, that if the Closing Date does not occur within two (2) business days following the date on which Seller delivers written notice to Buyer that Seller is prepared to effectuate the Closing (such date, the “Seller Closing Notice Date”), and such failure to close is the result of Buyer's default, the foregoing Purchase Price reduction shall only apply for each day from December 3, 2011 until the date that is two (2) business days after the Seller Closing Notice Date, both days inclusive.
3.Outside Closing Date. The Outside Closing Date (as such term is defined in Section 3.B. of the Purchase Agreement) is hereby extended to December 16, 2011.
4.Closing Failure.
(a)Section 3.C.(3) of the Purchase Agreement is hereby amended by deleting from the first sentence thereof the following text, numerals and punctuation: “WHICH SELLER SHALL FAIL TO CURE WITHIN FIFTEEN (15) DAYS OF WRITTEN NOTICE OF SUCH DEFAULT BY BUYER TO SELLER,”.

1

(b)Section 8.D. of the Purchase Agreement is hereby amended by deleting from the third and fourth sentences thereof the following text, numerals and punctuation: “Buyer shall allow Seller ten (10) days after its notice within which to cure such breach or if such breach cannot be cured within such ten (10) day period, and if Seller notifies Buyer that it wishes to extend the cure period (the “Cure Extension Notice”), such additional reasonable period of time (not to exceed an additional twenty (20) days) as is required to cure the same so long as such cure has been commenced within such ten (10) day period and is being diligently pursued to completion. If Seller fails to cure such breach after written notice thereof,” and substituting in their place and stead:
“With respect to any such breach alleged by Buyer following the Closing Date, Buyer shall allow Seller ten (10) days after its notice within which to cure such breach or if such breach cannot be cured within such ten (10) day period, and if Seller notifies Buyer that it wishes to extend the cure period (the “Cure Extension Notice”), such additional reasonable period of time (not to exceed an additional twenty (20) days) as is required to cure the same so long as such cure has been commenced within such ten (10) day period and is being diligently pursued to completion. If Seller fails to cure such breach after written notice thereof (or with respect to any breach alleged by Buyer following the Closing Date, after the expiration of the foregoing cure period),”.
5.Scrivener's Error on Signature Pages. The Purchase Agreement included a scrivener's error with respect to the signature block of Seller in the Purchase Agreement and certain exhibits thereto. Seller's signature to the Purchase Agreement, and to Exhibits A, B, C, F, G, H and J to the Purchase Agreement, are hereby amended to delete reference to the entity US/D2 Holdings, L.L.C., a Delaware limited liability company. In Exhibit H to the Purchase Agreement, the signature of VII Pac Shores Holdings, L.L.C., a Delaware limited liability company, shall be substituted.
6.Ratifications. Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.
7.Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the State of California, without giving effect to the principles of conflicts of law.
8.Successors and Assigns. Subject to Section 11.D. of the Purchase Agreement, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
9.Miscellaneous. This Amendment represents the entire agreement between the parties hereto with respect to the subject hereof and supersedes all prior negotiations, either written or oral, including but not limited to any letters of intent. This Amendment is incorporated into and made a part of the Purchase Agreement, and any and all references to the Purchase Agreement hereafter shall include this Amendment. The Recitals set forth in the preamble to this Amendment are incorporated herein by reference and made a part of this Amendment.
10.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank; the signature pages follow.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:    /s/ Daniel Schwaegler
Name: Daniel Schwaegler
Title: Senior Vice President

[The signatures continue on the following page.]

3

BUYER:
INFORMATICA CORPORATION, a Delaware corporation
By:     /s/ Earl E. Fry______________
Name: Earl E. Fry
Title: EVP & CFO

4

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of December 12, 2011, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 17, 2011 (the “Original Agreement”) relating to those certain real properties known by the street addresses of 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California as more particularly described therein, whereby Seller agreed to sell, assign and convey, and Buyer agreed to purchase, the Property (as such term is defined in the Original Agreement) upon the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, Seller and Buyer have entered into that certain First Amendment to Purchase and Sale Agreement dated as of December 2, 2011 (the “First Amendment”) (with the Original Agreement as amended by the First Amendment being referred to herein as the “Purchase Agreement”); and

WHEREAS, Seller and Buyer have entered into, or concurrently with the execution of this Amendment will enter into, an Amended and Restated Purchase and Sale Agreement dated as of December 12, 2011 (the “Amended Agreement”) that will amend and supersede the Purchase Agreement only if certain contingencies in the Amended Agreement are satisfied; and

WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.

2. Deposit. If Buyer increases the Deposit pursuant to the Amended Agreement, the increased Deposit shall be treated as also constituting the Deposit for all purposes under the Purchase Agreement; provided, however, that Section 3.C.(1) of the Original Agreement shall be, and hereby is, amended and restated in its entirety as follows:

“BUYER AND SELLER RECOGNIZE THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET DURING THE TERM OF THIS AGREEMENT AND THAT IF THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT ARE NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT AFTER THE EXPIRATION OF APPLICABLE NOTICE AND CURE PERIODS, SELLER SHOULD BE COMPENSATED FOR SUCH DETRIMENT. IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF THE DETRIMENT AND, TO AVOID THIS PROBLEM, BUYER AND SELLER AGREE THAT IF THIS TRANSACTION IS NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT AFTER THE EXPIRATION OF APPLICABLE NOTICE AND CURE PERIODS, SELLER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, TO RECOVER FROM BUYER AS LIQUIDATED DAMAGES THE AMOUNT OF SEVEN MILLION SIX HUNDRED TWENTY THOUSAND FIVE HUNDRED SIX AND 25/100 UNITED STATES DOLLARS ($7,620,506.25) (THE PARTIES AGREEING THAT SUCH IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES), AND THIS AGREEMENT SHALL BE TERMINATED PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT LIMIT SELLER'S RIGHT TO RECEIVE REIMBURSEMENT FOR REASONABLE ATTORNEYS' FEES PURSUANT TO SECTION 11F OF THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE

1

OR AFFECT BUYER'S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT SELLER'S RIGHTS UNDER SUCH INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT BUYER'S OBLIGATIONS TO RETURN OR PROVIDE TO SELLER DOCUMENTS, REPORTS OR OTHER INFORMATION PROVIDED TO OR PREPARED BY OR FOR BUYER PURSUANT TO APPLICABLE PROVISIONS OF THIS AGREEMENT, ALL OF WHICH OBLIGATIONS, INDEMNITIES AND RIGHTS SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. THIS AMOUNT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' GOOD FAITH ESTIMATE OF SELLER'S DAMAGES. THE PARTIES AGREE THAT THE SUM STATED ABOVE AS LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER DAMAGES TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY VIRTUE OF THIS AGREEMENT OR BY OPERATION OF LAW. UPON PAYMENT OR RELEASE OF SUCH AMOUNT, BUYER SHALL BE RELEASED OF ANY OTHER LIABILITY TO SELLER HEREUNDER, EXCEPT AS TO THOSE OBLIGATIONS, AGREEMENTS, AND INDEMNITIES WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT, AS PROVIDED IN THIS SECTION OR ELSEWHERE IN THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF APPLICABLE LAW, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389.
______________            ______________
Seller's Initials            Buyer's Initials
Seller and Buyer shall notify Title Company of the foregoing amendment and restatement of Section 3.C.(1) of the Original Agreement and agree that all references in the Deposit Escrow Agreement to the “Purchase Agreement” shall mean the Purchase Agreement as amended by this Amendment.

3. Amended Agreement Expenses. Within ten (10) days after written demand, Seller shall pay to Buyer a sum equal to the legal fees and expenses reasonably incurred by Buyer in the negotiation and execution of the Amended Agreement. Buyer's demand will be accompanied by reasonable supporting documentation of such fees and expenses, which may consist of a letter from Buyer's legal counsel identifying the attorneys performing services, the time associated with the services and the rates charged for the services. Seller's obligations under this Section 3 shall survive the Closing or termination of the Purchase Agreement, but this Section 3 shall not apply if the Purchase Agreement is amended and superseded by the Amended Agreement.

4. Scrivener's Error. On the face page and page 1 of the Original Agreement, Seller is referred to erroneously as “VII PACIFIC SHORES INVESTORS, L.L.C., a Delaware limited liability company.” Both references are hereby corrected to read: “VII PACIFIC SHORES INVESTORS, L.L.C., a Delaware limited liability company.”

5. Ratifications. Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

6. Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the State of California, without giving effect to the principles of conflicts of law.

7. Successors and Assigns. Subject to Section 11.D. of the Purchase Agreement, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Miscellaneous. This Amendment represents the entire agreement between the parties hereto with respect to the subject

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hereof and supersedes all prior negotiations, either written or oral, including but not limited to any letters of intent. This Amendment is incorporated into and made a part of the Purchase Agreement, and any and all references to the Purchase Agreement hereafter shall include this Amendment. The Recitals set forth in the preamble to this Amendment are incorporated herein by reference and made a part of this Amendment.

9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank; the signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SELLER:

VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By: /s/ Rick Spinelli_____________
Name: Rick Spinelli
Title: SVP

4

BUYER:
INFORMATICA CORPORATION, a Delaware corporation
By: /s/ Dick Madden
Name: Dick Madden
Title: VP, Real Estate

5

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of December 16, 2011, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
RECITALS:
WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 17, 2011 (the “Original Agreement”) relating to those certain real properties known by the street addresses of 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California as more particularly described therein, whereby Seller agreed to sell, assign and convey, and Buyer agreed to purchase, the Property (as such term is defined in the Original Agreement) upon the terms and conditions set forth in the Purchase Agreement; and
WHEREAS, Seller and Buyer have entered into that certain First Amendment to Purchase and Sale Agreement dated as of December 2, 2011 (the “First Amendment”), and that certain Second Amendment to Purchase and Sale Agreement dated as of December 12, 2011 (the “Second Amendment”) (with the Original Agreement as amended by the First Amendment and the Second Amendment being referred to herein as the “Purchase Agreement”); and
WHEREAS, Seller and Buyer have entered into an Amended and Restated Purchase and Sale Agreement dated as of December 12, 2011 (as the same may be amended or restated from time to time, the “Amended Agreement”) that will amend and supersede the Purchase Agreement only if certain contingencies in the Amended Agreement are satisfied; and
WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as more particularly set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:
1.    Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.
2.    Outside Closing Date. The Outside Closing Date (as such term is defined in Section 3.B. of the Purchase Agreement) is hereby extended to December 23, 2011.
3.    Damages. The reference in Section 3.C(3) of the Purchase Agreement to “THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($3,500,000)” is hereby amended to “FOUR MILLION SIX HUNDRED TWENTY-SIX THOUSAND THREE HUNDRED THREE AND 75/100 DOLLARS ($4,626,303.75)”.
4.    Ratifications. Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

1

5.    Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the State of California, without giving effect to the principles of conflicts of law.
6.    Successors and Assigns. Subject to Section 11.D. of the Purchase Agreement, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.    Miscellaneous. This Amendment represents the entire agreement between the parties hereto with respect to the subject hereof and supersedes all prior negotiations, either written or oral, including but not limited to any letters of intent. This Amendment is incorporated into and made a part of the Purchase Agreement, and any and all references to the Purchase Agreement hereafter shall include this Amendment. The Recitals set forth in the preamble to this Amendment are incorporated herein by reference and made a part of this Amendment.
8.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank; the signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company

By:	VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member

By:	VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member

By:	Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz Managers, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Development, LLC, a Delaware limited liability company, its sole member

By:	VII Pac Shores Holdings, L.L.C., a Delaware limited liability company, its sole member
By: /s/ Rick Spinelli
Name: Rick Spinelli
Title: Authorized Representative

3

BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By: /s/ Ed White
Name: Ed White
Title: Associate General Counsel

4

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of December 23, 2011, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 17, 2011 (the “Original Agreement”) relating to those certain real properties known by the street addresses of 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California as more particularly described therein, whereby Seller agreed to sell, assign and convey, and Buyer agreed to purchase, the Property (as such term is defined in the Original Agreement) upon the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, Seller and Buyer have entered into that certain First Amendment to Purchase and Sale Agreement dated as of December 2, 2011 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement dated as of December 12, 2011 (the “Second Amendment”), and that certain Third Amendment to Purchase and Sale Agreement dated as of December 16, 2011 (the “Third Amendment”) (with the Original Agreement as amended by the First Amendment, Second Amendment and the Third Amendment being referred to herein as the “Purchase Agreement”); and

WHEREAS, Seller and Buyer have entered into an Amended and Restated Purchase and Sale Agreement dated as of December 12, 2011 (as the same has been amended, and may be amended or restated from time to time, the “Amended Agreement”) that will amend and supersede the Purchase Agreement only if certain contingencies in the Amended Agreement are satisfied; and

WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.

2. Outside Closing Date. The Outside Closing Date (as such term is defined in Section 3.B. of the Purchase Agreement) is hereby extended to January 17, 2012.

3. Purchase Price. Section 2.A. of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:
“A.    The purchase price for the Property shall be One Hundred Fifty-Three Million Two Hundred Ten Thousand One Hundred Twenty Five and No/100 United States Dollars ($153,210,125.00) (the “Purchase Price”), plus or minus prorations and other adjustments as provided herein.”

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4. Ratifications. Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

5. Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the State of California, without giving effect to the principles of conflicts of law.

6. Successors and Assigns. Subject to Section 11.D. of the Purchase Agreement, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Miscellaneous. This Amendment represents the entire agreement between the parties hereto with respect to the subject hereof and supersedes all prior negotiations, either written or oral, including but not limited to any letters of intent. This Amendment is incorporated into and made a part of the Purchase Agreement, and any and all references to the Purchase Agreement hereafter shall include this Amendment. The Recitals set forth in the preamble to this Amendment are incorporated herein by reference and made a part of this Amendment.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank; the signature pages follow.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SELLER:

VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company
By:    VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member
By:    VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member
By:    Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member
By:    Pacific Shores Junior Mezz, LLC, a Delaware limited
liability company, its sole member
By:    Pacific Shores Junior Mezz Managers, LLC, a
Delaware limited liability company, its sole
member
By:    Pacific Shores Development, LLC, a
Delaware limited liability company,
its sole member
By:    VII Pac Shores Holdings, L.L.C., a
Delaware limited liability company,
its sole member
By:/s/ Richard Spinelli__________
Name: Richard Spinelli
Title: Authorized Representative

3

BUYER:
INFORMATICA CORPORATION, a Delaware corporation
By: /s/ Dick Madden
Name: Dick Madden
Title: VP, RE

4

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
This FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of January 17, 2012, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
RECITALS:
WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 17, 2011 (the “Original Agreement”) relating to those certain real properties known by the street addresses of 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California as more particularly described therein, whereby Seller agreed to sell, assign and convey, and Buyer agreed to purchase, the Property (as such term is defined in the Original Agreement) upon the terms and conditions set forth in the Purchase Agreement; and
WHEREAS, Seller and Buyer have entered into that certain First Amendment to Purchase and Sale Agreement dated as of December 2, 2011 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement dated as of December 12, 2011 (the “Second Amendment”), that certain Third Amendment to Purchase and Sale Agreement dated as of December 16, 2011 (the “Third Amendment”), and that certain Fourth Amendment to Purchase and Sale Agreement dated as of December 23, 2011 (the “Fourth Amendment”) (with the Original Agreement as amended by the First Amendment, Second Amendment, Third Amendment and the Fourth Amendment being referred to herein as the “Purchase Agreement”); and
WHEREAS, Seller and Buyer have entered into an Amended and Restated Purchase and Sale Agreement dated as of December 12, 2011 (as the same has been amended, and may be amended or restated from time to time, the “Amended Agreement”) that will amend and supersede the Purchase Agreement only if certain contingencies in the Amended Agreement are satisfied; and
WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as more particularly set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:
1.    Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.
2.    Outside Closing Date. The Outside Closing Date (as such term is defined in Section 3.B. of the Purchase Agreement) is hereby extended to March 30, 2012.

1

3.     Seller Delay. The following is hereby added to the Purchase Agreement as Section 3.D.:
“D.    Seller Delay. As contemplated in Section 3B, if Seller does not commit in writing to set the Closing Date on a date that is on or prior to February 15, 2012, then the Purchase Price shall be reduced by One Million and 00/100 Dollars ($1,000,000.00). In addition, if Seller does not commit in writing to set the Closing Date on a date that is on or prior to February 29, 2012, then the Purchase Price shall be reduced by an additional One Million and 00/100 Dollars ($1,000,000.00). In addition, if Seller does not commit in writing to set the Closing Date on a date that is on or prior to March 15, 2012, then the Purchase Price shall be reduced by an additional One Million and 00/100 Dollars ($1,000,000.00). For the avoidance of doubt, the maximum reduction under this Section 3D shall be Three Million and 00/100 Dollars ($3,000,000.00).”
4.    Cost Reimbursement. The reference in Paragraph 4 of the Fourth Amendment to “January 17, 2012” is hereby amended to “March 30, 2012.”
5.    Recorded Memorandum. Notwithstanding anything in Section 11.0. of the Purchase Agreement to the contrary, upon Buyer's request, each of Buyer and Seller shall execute and deliver a memorandum of the Purchase Agreement in the form attached hereto as Exhibit A which Buyer shall have the right to subsequently record.
6.    Damages. The last sentence of Section 3.C(3) of the Purchase Agreement is hereby amended by deleting the phrase “, NOT TO EXCEED IN THE AGGREGATE FOUR MILLION SIX HUNDRED TWENTY-SIX THOUSAND THREE HUNDRED THREE AND 75/100 DOLLARS ($4,626,303.75)” and adding the following at the end of the sentence:
“; PROVIDED, HOWEVER, IN NO EVENT SHALL SELLER BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, OR FOR LOST PROFITS, UNREALIZED EXPECTATIONS OR OTHER SIMILAR CLAIMS.”
7.    Deletion of Section 11.S. Section 11.S of the Purchase Agreement is hereby deleted in its entirety and of no further force or effect.
8.    Ratifications. Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.
9.    Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the State of California, without giving effect to the principles of conflicts of law.
10.    Successors and Assigns. Subject to Section 11.D. of the Purchase Agreement, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11.    Miscellaneous. This Amendment represents the entire agreement between the parties hereto with respect to the subject hereof and supersedes all prior negotiations, either written or oral, including but not limited to any letters of intent. This Amendment is incorporated into and made a part of the Purchase Agreement, and any and all references to the Purchase Agreement hereafter shall include this Amendment. The Recitals set forth in the preamble to this Amendment are incorporated herein by reference and made a part of this Amendment.
12.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.
[The remainder of this page is intentionally left blank; the signature pages follow.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company

By:	VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member

By:	VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member

By:	Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz Managers, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Development, LLC, a Delaware limited liability company, its sole member

By:	VII Pac Shores Holdings, L.L.C., a Delaware limited liability company, its sole member
By: /s/ Richard Spinelli
Name: Richard Spinelli
Title: Authorized Representative

3

BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By:/s/ Dick Madden
Name: Dick Madden
Title: VP, RE

4

EXHIBIT A
FORM OF MEMORANDUM OF PURCHASE AGREEMENT

5

RECORDING REQUESTED AND WHEN RECORDED RETURN TO: Reed Smith LLP 101 Second Street Suite 2100 San Francisco, CA 94105 Attn: Charles H. Seaman
SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY
MEMORANDUM OF PURCHASE AND SALE AGREEMENT
THIS MEMORANDUM OF PURCHASE AND SALE AGREEMENT (“Memorandum”) is made as of January __, 2012, by and between VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company (“Seller”), and INFORMATICA CORPORATION, a Delaware corporation (“Buyer”).
Buyer and Seller are parties to that certain Purchase and Sale Agreement dated as of November 17, 2011 (“Original Agreement”), as amended by that certain First Amendment to Purchase Agreement dated December 2, 2011 (“First Amendment”), that certain Second Amendment to Purchase Agreement dated December 12, 2011 (“Second Amendment”), that certain Third Amendment to Purchase Agreement dated December 16, 2011 (“Third Amendment”), that certain Fourth Amendment to Purchase Agreement dated December 23, 2011 (“Fourth Amendment”), and that certain Fifth Amendment to Purchase Agreement dated January 17, 2012 (“Fifth Amendment”). The Original Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment is collectively, the Purchase Agreement.
Pursuant to the Purchase Agreement, Seller has agreed to sell and convey to Buyer and Buyer has agreed to purchase and acquire from Seller, those certain real properties commonly known and addressed as 2000 and 2100 Seaport Boulevard, in the City of Redwood City, County of San Mateo, State of California, as more particularly described on Exhibit A attached hereto (the “Property”).
The parties have executed and recorded this Memorandum for the purpose of imparting notice to all third parties of the Purchase Agreement and Buyer's rights thereunder.
This Memorandum shall bind and inure to the benefit of the parties and their respective heirs, successors, and permitted assigns. This Memorandum is governed by California law. This Memorandum may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first written above.
SELLER:
VII PAC SHORES INVESTORS, L.L.C., a Delaware limited liability company

By:	VII Pac Shores Junior Mezz, L.L.C., a Delaware limited liability company, its sole member

By:	VII Pac Shores Mezzanine, L.L.C., a Delaware limited liability company, its sole member

By:	Pacific Shores Investors, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Mezzanine, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Junior Mezz Managers, LLC, a Delaware limited liability company, its sole member

By:	Pacific Shores Development, LLC, a Delaware limited liability company, its sole member

By:	VII Pac Shores Holdings, L.L.C., a Delaware limited liability company, its sole member
By: _____________________________
Name:
Title:
BUYER:
INFORMATICA CORPORATION, a Delaware corporation

By: __________________________
Name:
Title:

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State of California
County of ___________
On __________, 20_ before me, _________________________, personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _________________________ (Seal)

State of California
County of ___________
On __________, 20_ before me, _________________________, personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _________________________ (Seal)

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Exhibit A to Memorandum of Purchase and Sale Agreement
Legal Description
Real property in the City of Redwood City, County of San Mateo, State of California, described as follows:
PARCEL I:
LOTS 1, 2, 1P AND 2P, ALL AS SHOWN ON THE MAP OF PACIFIC SHORES CENTER FILED JULY 21, 2000, MAP BOOK 130, PAGES 66 THROUGH 74, INCLUSIVE, SAN MATEO COUNTY RECORDS.
EXCEPTING THEREFROM THOSE MINERAL RIGHTS, WITHOUT RIGHTS OF SURFACE ENTRY, RESERVED IN THE CORPORATION GRANT DEED RECORDED DECEMBER 28, 1992 AS DOCUMENT NO. 92215298, OFFICIAL RECORDS.
TOGETHER WITH THOSE RIGHTS CONTAINED IN THAT CERTAIN AGREEMENT OF COVENANTS RUNNING WITH LAND RECORDED MARCH 27, 1998 AS RECORDER'S NUMBER 98-042844, OFFICIAL RECORDS OF SAN MATEO COUNTY.
PARCEL II:
NON-EXCLUSIVE EASEMENTS FOR: (i) EMERGENCY ACCESS, (ii) INSTALLATION, MAINTENANCE, RELOCATION, REMOVAL, REPAIR AND USE OF UNDERGROUND UTILITIES (AND ACCESS FOR SUCH PURPOSES), (iii) GRADING, DEVELOPMENT AND CONSTRUCTION, AND (iv) TEMPORARY EASEMENTS FOR INGRESS AND EGRESS AS RESERVED BY PACIFIC SHORES CENTER LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, IN THAT CERTAIN QUITCLAIM DEED (ROAD ACCESS AREA) TO THE CITY OF REDWOOD CITY, A MUNICIPAL CORPORATION, ACTING BY AND THROUGH ITS BOARD OF PORT COMMISSIONERS RECORDED MARCH 27, 1998, INSTRUMENT NO. 98042841, SAN MATEO COUNTY RECORDS OVER THE FOLLOWING DESCRIBED PROPERTY:
BEGINNING AT THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921 IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE SOUTHEASTERLY ALONG THE NORTHERLY LINE OF SAID LOT 11 SOUTH 68° 42' 00” EAST 8.50 FEET TO THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY BY DEED RECORDED MAY 8, 1924 IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62, SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE LANDS OF SOUTHERN PACIFIC RAILROAD COMPANY, NORTH 20° 44' 00” EAST 343.32 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1901.36 FEET THROUGH A CENTRAL ANGLE OF 24° 00' 00” FOR AN ARC LENGTH OF 796.44 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 657.56 FEET THROUGH A 'CENTRAL ANGLE OF 29° 01' 50” FOR AN ARC LENGTH OF 333.17 FEET TO THE SOUTHWESTERLY CORNER OF THAT CERTAIN REAL PROPERTY GRANTED TO PACIFIC SHORES CENTER LIMITED PARTNERSHIP BY SOUTHERN PACIFIC TRANSPORTATION COMPANY BY DOCUMENT NUMBER 92215298, WHICH DOCUMENT WAS FILED FOR RECORD DECEMBER 29, 1992 IN THE RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 541.50 FEET FROM A RADIAL BEARING OF SOUTH 35° 39' 16” EAST THROUGH A CENTRAL ANGLE OF 10° 44' 14” FOR AN ARC LENGTH OF 101.48 FEET TO THE NORTHERLY LINE OF THE LANDS OF SOUTHERN PACIFIC TRANSPORTATION COMPANY; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 706.06 FEET FROM A RADIAL BEARING OF NORTH 08° 44' 59” WEST THROUGH A CENTRAL ANGLE OF 01° 05' 10” FOR AN ARC LENGTH OF 13.38 FEET TO THE EASTERLY LINE OF PARCEL B AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED IN VOLUME 27 OF PARCEL MAPS AT PAGE 43. RECORDS OF SAN MATEO COUNTY STATE OF CALIFORNIA; THENCE NORTHERLY ALONG SAID EASTERLY LINE, NON-TANGENT TO LAST SAID CURVE, NORTH 23° 45' 30” EAST 617.64 FEET; THENCE LEAVING SAID EASTERLY LINE, ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 60.50 FEET FROM A RADIAL BEARING OF NORTH 52° 56' 35” EAST THROUGH A CENTRAL ANGLE OF 60° 48' 55” FOR

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AN ARC LENGTH OF 64.22 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 290.88 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 124.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 53.25 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 126.00 FEET THROUGH A CENTRAL ANGLE OF 24° 36' 22” FOR AN ARC LENGTH OF 54.11 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 23° 45' 30” WEST 51.48 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 377.00 FEET THROUGH A CENTRAL ANGLE OF 46° 30' 17” FOR AN ARC LENGTH OF 306.00 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 627.50 FEET THROUGH A CENTRAL ANGLE OF 26° 19' 41” FOR AN ARC LENGTH OF 288.34 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1027.00 FEET THROUGH A CENTRAL ANGLE OF 00° 11' 52” FOR AN ARC LENGTH OF 3.54 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1868.50 FEET THROUGH A CENTRAL ANGLE OF 10° 19' 47” FOR AN ARC LENGTH OF 336.87 FEET; THENCE TANGENT TO LAST SAID CURVE SOUTH 33° 48' 11” WEST 89.89 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 973.00 FEET THROUGH A CENTRAL ANGLE OF 05° 43' 55” FOR AN ARC LENGTH OF 97.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1873.00 FEET THROUGH A CENTRAL ANGLE OF 04° 19' 52” FOR AN ARC LENGTH OF 141.58 FEET; THENCE NON-TANGENT TO LAST SAID CURVE SOUTH 23° 07' 38” WEST 99.16 FEET; THENCE SOUTH 20° 44' 00” WEST 342.75 FEET; THENCE NORTH 68° 42' 00” WEST 26.80 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL III:
NON-EXCLUSIVE EASEMENT FOR STORM WATER RETENTION, OUT FLOW AND DISCHARGE AS CREATED BY RECIPROCAL DITCH EASEMENT AGREEMENT BY AND BETWEEN CARGILL, INC., SUCCESSOR IN INTEREST TO LESLIE SALT COMPANY AND PACIFIC SHORES CENTER LIMITED PARTNERSHIP, RECORDED APRIL 29, 1999, AS INSTRUMENT NO. 99076174, IN, OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PARCEL;
BEGINNING AT A POINT THAT IS SOUTH 68° 42' 00” EAST 8.50 FEET FROM THE NORTHWESTERLY CORNER OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF CERTAIN LANDS BELONGING TO REDWOOD CITY HARBOR COMPANY”, WHICH MAP WAS FILED FOR RECORD SEPTEMBER 23, 1921, IN VOLUME 10 OF MAPS AT PAGES 45 AND 46, RECORDS OF SAN MATEO COUNTY, STATE OF CALIFORNIA; SAID POINT BEING ON THE EASTERLY LINE OF PARCEL 4, WHICH PARCEL WAS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY LESLIE SALT COMPANY, ET AL, BY DEED RECORDED IN BOOK 117 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 62; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF LOT 11 SOUTH 68° 42' 00” EAST 107.37 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE LEAVING SAID NORTHERLY LINE ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 45.00 FEET, THE CENTER OF WHICH BEARS SOUTH 34° 57' 07” EAST THROUGH A CENTRAL ANGLE OF 56° 15' 04” FOR AN ARC LENGTH 44.18 FEET; THENCE SOUTH 68° 42' 00” EAST 1406.73 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 225.00 FEET THROUGH A CENTRAL ANGLE OF 47° 25' 17” FOR AN ARC LENGTH OF 186.22 FEET; THENCE NORTH 63° 52' 43” EAST 385.42 FEET; THENCE NORTH 64° 40' 37” EAST 287.13 FEET; THENCE ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 538.71 FEET, THE CENTER OF WHICH BEARS NORTH 25° 47' 00” WEST THROUGH A CENTRAL ANGLE OF 103° 10' 08” FOR AN ARC LENGTH OF 970.02 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 120.00 FEET THROUGH A CENTRAL ANGLE OF 95° 50' 08” FOR AN ARC LENGTH OF 200.72 FEET; THENCE NORTH 56° 53' 00” EAST 1027.23 FEET; THENCE SOUTH 87° 51' 59” EAST 55.44 FEET; THENCE SOUTH 56° 53' 00” WEST 1064.47 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 95° 45' 55” FOR AN ARC LENGTH OF 147.08 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 578.71 FEET THROUGH A CENTRAL ANGLE OF 103° 05' 55” FOR AN ARC LENGTH OF 1041.34 FEET; THENCE SOUTH 63° 28' 11” WEST 145.03 FEET; THENCE SOUTH 64° 35' 02” WEST 274.63 FEET; THENCE SOUTH 65° 04' 07” WEST 182.93 FEET; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET THROUGH A CENTRAL ANGLE OF 45° 14' 28” FOR AN ARC LENGTH OF 118.44 FEET TO A POINT OF REVERSE CURVATURE; THENCE ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 35.00 FEET THROUGH A CENTRAL ANGLE OF 91° 28' 21” FOR AN LENGTH OF 55.88 FEET; THENCE NORTH 68° 42' 00” WEST 1607.30 FEET TO THE SOUTHEASTERLY LINE OF THAT CERTAIN REAL PROPERTY GRANTED TO THE CITY OF REDWOOD CITY BY PACIFIC GAS & ELECTRIC COMPANY BY GRANT DEED RECORDED AT RECORDERS NUMBER 88151742, SAN MATEO COUNTY RECORDS; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE NORTH 20° 46' 30” EAST 4.43 FEET; THENCE NORTH 24° 25' 30” EAST 20.60

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FEET TO THE NORTHEASTERLY LINE OF LOT 11 AS HEREINABOVE DESCRIBED; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE OF LOT 11 NORTH 68° 42' 00” WEST 2.07 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN THE PARCEL I ABOVE.
PARCEL IV:
NON-EXCLUSIVE EASEMENTS AS CREATED BY DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND CHARGES FOR COMMERCIAL PLANNED DEVELOPMENT BY PACIFIC SHORES DEVELOPMENT, LLC, RECORDED JULY 21, 2000 AS INSTRUMENT NO. 2000-089122, AS AMENDED BY AMENDMENT RECORDED DECEMBER 7, 2006 AS INSTRUMENT NO. 2006-185322.
APN: 054-330-170-9 JPN: 130-066-000-01T Affects: Lot 1
APN: 054-330-180-8 JPN: 130-066-000-01PT Affects: Lot 1P
APN: 054-330-190-7 JPN: 130-066-000-02T Affects: Lot 2
APN: 054-330-200-4 JPN: 130-066-000-02PT Affects: Lot 2P

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